As filed with the Securities and Exchange Commission on December 14, 2007

Registration Statement No. 333-146715

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☑ PRE-EFFECTIVE AMENDMENT NO. 1

☐ POST-EFFECTIVE AMENDMENT NO.

NGP CAPITAL RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

1221 McKinney Street, Suite 2975, Houston, Texas 77010

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (713) 752-0062

John H. Homier

1221 McKinney Street, Suite 2975

Houston, TX 77010

(Name and Address of Agent for Service)

Copies of information to:

Joe Dannenmaier

Wesley P. Williams

Jessica W. Hammons

Thompson & Knight LLP

1700 Pacific Avenue, Suite 3300

Dallas, Texas 75201

(214) 969-1700

Approximate Date of Proposed Public Offering:    From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, or the Securities Act, other than securities offered in connection with a dividend reinvestment plan, check the following box.   ☒

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This prospectus is not an offer to sell these securities and we are not soliciting an offer to buy these securities in any jurisdiction where such offer or sale is not permitted.

Subject to Completion, dated December 14, 2007

PROSPECTUS

$250,000,000

NGP Capital Resources Company

Common Stock

NGP Capital Resources Company is a financial services company incorporated in Maryland to invest primarily in small and mid-size private energy companies, which we generally define as companies that have a net asset value or annual revenues of less than $500 million and are not issuers of publicly-traded securities. We were founded in July 2004 and completed our initial public offering on November 9, 2004. Our investment objective is to generate both current income and capital appreciation primarily through debt investments with certain equity components. No assurances can be given that we will continue to achieve our objective. We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 and to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Our operations are externally managed and advised by our manager, NGP Investment Advisor, LP. NGP Administration, LLC provides the administrative services necessary for us to operate.

Our common stock is quoted on The Nasdaq Global Select Market under the symbol “NGPC.” On November 26, 2007, the last reported sales price of our common stock was $14.88 per share, which represents a premium to our net asset value which was $14.52 per share on that date.

We may offer, from time to time, up to $250,000,000 in aggregate initial offering price of our common stock in one or more offerings. We will offer the shares of common stock at prices and on terms to be described in one or more supplements to this prospectus. In each prospectus supplement, we will disclose the fact of and the amount of the immediate dilution, if any, that purchasers will experience. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

This prospectus and the accompanying prospectus supplement contain important information you should know before investing in our common stock. Please read the prospectus and the accompanying prospectus supplement before you invest and keep it for future reference. Our internet address is www.ngpcrc.com. We make available free of charge on our website or by telephone at (713) 752-0062 our annual, quarterly and current reports and other information filed by us with the Securities and Exchange Commission, or the SEC. The SEC also maintains a website at www.sec.gov that contains such information.

You should consider the risks which we have described in “ Risk Factors” beginning on page 15, including the risk of leverage, before buying shares of our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

The date of this prospectus is                      , 2007

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and the accompanying prospectus supplement is accurate only as of the date on the front cover of this prospectus and the accompanying prospectus supplement, as applicable.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $250,000,000 aggregate initial offering price of our common stock on the terms to be determined at the time of the offering. Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the shares of our common stock that we may offer. Each time we use this prospectus to offer shares of our common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the headings “Available Information” and “Risk Factors” before you make an investment decision.

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. You should read this entire prospectus carefully, including the more detailed information set forth under “Risk Factors” and the consolidated financial statements and notes thereto included in this prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “the Company” refer to NGP Capital Resources Company; “our manager” refers to NGP Investment Advisor, LP; “our management team” refers to the investment professionals of our manager; and “our administrator” refers to NGP Administration, LLC.

Introduction

NGP Capital Resources Company

We are a financial services company organized in July 2004 as a Maryland corporation to invest primarily in small and mid-size private energy companies, which we generally define as companies that have net asset values or annual revenues of less than $500 million and are not issuers of publicly traded securities. Our investment objective is to generate both current income and capital appreciation primarily through debt investments with certain equity components. We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. In addition, for federal income tax purposes we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

A key focus area for our targeted investments in the energy industry is domestic upstream businesses that produce, develop, acquire and explore for oil and natural gas, which we refer to as E&P businesses, and midstream businesses that gather, process and transport oil and natural gas. We also evaluate investment opportunities in such businesses as coal, power, electricity, energy services and alternative energy. Our investments generally range in size from $10 million to $50 million. However, we may invest more or less depending on market conditions and our manager’s view of a particular investment opportunity. See “Targeted Investments” below for a description of the types of targeted investments on which we focus. Our targeted investments primarily consist of debt instruments, including senior and subordinated loans combined in one facility, sometimes with an equity or property component, and subordinated loans, sometimes with equity components. We may also invest in preferred stock and other equity securities on a stand-alone basis.

Investing in our common stock involves a high degree of risk. See “Risk Factors” on page 15.

Our Manager

Our operations are conducted by our external manager, NGP Investment Advisor, LP, which we refer to as our manager. Our manager is owned by NGP Energy Capital Management, LLC, which we refer to as NGP, and our administrator, NGP Administration, LLC, which we refer to as our administrator. NGP manages the Natural Gas Partners private equity funds, or the NGP Funds, which have specialized in providing equity capital to the energy industry since November 1988. Since inception, NGP has had over $7.7 billion of cumulative capital under management. Kenneth A. Hersh and David R. Albin, who serve on our board of directors, have directed the investment of the NGP Funds during the 19-year period since the inception of the initial fund.

Our manager’s day-to-day operations are directed by our executive officers: John H. Homier, President and Chief Executive Officer; Stephen K. Gardner, Chief Financial Officer, Secretary and Treasurer; and R. Kelly Plato, Senior Vice President, who have more than 50 years combined experience in the energy and finance industries. Prior to founding our company, Mr. Homier had more than 25 years of industry experience including with two separate major financial institutions where he was responsible for building and managing successful energy finance businesses. Mr. Gardner has over 15 years experience in financial and transactional management in the oil and natural gas industry and has served as chief financial officer of both public and private energy companies. Mr. Plato began his career as a petroleum engineer for an independent exploration, production and refining company, after which he spent more than 10 years in the energy finance business.

Our manager’s investment decisions are reviewed and approved (by majority determination) by its investment committee, consisting of Mr. Homier, Mr. Hersh, who is our Board Chairman, and Richard L. Covington and William J. Quinn, each of whom is a senior NGP investment professional. The investment committee is supported by our manager’s team of 10 investment professionals.

Our Energy Investment Focus

We focus our investments in the energy industry in companies that have an existing asset base or that will acquire assets that are expected to provide security for most of our investments. The energy industry broadly includes three sectors, generally categorized as follows:

•

Upstream - businesses that find, develop and extract energy resources, including natural gas, crude oil and coal from onshore and offshore geological reservoirs and companies that provide services to those businesses.

•

Midstream - businesses that gather, process, store and transmit energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including businesses that own pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.

•

Downstream - businesses that refine, market and distribute refined energy resources, such as customer-ready natural gas, propane and gasoline, to end-user customers, businesses engaged in the generation, transmission and distribution of power and electricity and businesses engaged in the production of alternative energy.

Within these broad sectors, our key area of focus is small and mid-size energy companies in the upstream and midstream sectors. In addition, we seek investment opportunities in the downstream sector, including investments related to alternative energy, power and electricity.

Investment Structures

Our targeted investments primarily consist of:

•	debt instruments including senior and subordinated loans combined in one facility with an equity component, which we refer to as vertical loans;

•	subordinated loans; and

•	subordinated loans with equity components, which we refer to as mezzanine investments.

In many cases, we arrange to receive an equity participation interest in the properties, projects and/or companies that we finance as a part of our compensation for extending credit. These equity components may take a variety of forms. In many of our investments we anticipate that we will receive a property-based equity interest. In addition, in certain investments we may also receive a right to acquire equity securities of the borrowing company, such as a warrant or option, or we may receive a direct preferred equity interest or other similar participating interest in the company’s equity.

We also may invest a portion of our assets in loans to, or securities of, foreign companies. We will limit any such investments to less than 10% of our assets.

Investment Activity

Since commencing investment operations in November 2004 through September 30, 2007, we have invested $467 million in 23 portfolio companies, all energy-related. Most of our current portfolio companies are E&P businesses engaged in the acquisition, development and production of oil and natural gas properties in and along the Gulf Coast, Permian Basin, Mid-continent and Rocky Mountain areas. We also have investments in an oilfield service company with operations in Arkansas, Louisiana and Texas; an Ohio-based manufacturer of specialty mining products and a Kentucky-based specialty coal company with mining and processing operations in the Central Appalachian region of the United States. As of September 30, 2007, our investment portfolio consisted of 16 portfolio companies invested as follows (as a percentage of the whole portfolio): 36.5% in senior secured term loans, 9.2% in senior subordinated secured notes, 0.8% in participating convertible preferred stock, 2.2% in corporate notes, 6.6% in member and partnership units, and 12.0% in net profits interests. The balance of our investment portfolio (as a percentage of the whole portfolio) was comprised 31.0% in U.S. Treasury Bills and 1.7% of cash and cash equivalents. At September 30, 2007, the weighted average yield on targeted portfolio investments, exclusive of capital gains, was 12.2%. The weighted average yield of our corporate notes was 5.8%. The weighted average yield of our U.S. Treasury Bills and cash equivalents was 3.9%. The weighted average yield on our total capital invested at September 30, 2007 was 9.3%. Yields on investments are computed using interest rates as of the balance sheet date and include amortization of loan discount points, original issue discount and market premium or discount, weighted by their respective costs when averaged.

Our Investment Approach

Our investment approach seeks attractive returns while attempting to limit the risk of potential losses. In the process of screening and evaluating potential investment opportunities, our manager considers the following general criteria. However, not all of these criteria may be met by each prospective investment.

•

Strong Management. We recognize the importance of strong, committed management teams to the success of an investment and seek to invest in companies with management teams that generally have strong technical, financial, managerial and operational capabilities and a competitive edge in certain aspects of their businesses, which may come from extensive experience and knowledge in certain geographical areas and/or superior technological or transactional capabilities.

•

Identified Properties with Development-Oriented Risk. Our investment philosophy places a premium on investments having strong underlying asset values established by engineering and technical analysis, rather than investments that rely solely on rising energy commodity prices, exploratory drilling success or factors beyond the control of a portfolio company. We focus on companies that have strong potential for enhancing asset value through factors within their control. Examples of these types of factors include operating cost reductions and revenue increases driven by improved operations of previously under-performing or under-exploited assets. These factors involve implementing engineering and operational plans to increase cash flow through such means as development drilling of upstream assets; optimizing the performance of midstream or downstream assets like pipelines, processing plants or power plants that have been underutilized; or construction of new plants and facilities.

•

Collateral Security. Most of our targeted investments are secured by the same assets that secure traditional senior bank debt, in either a first or second lien position. However, in certain instances, we may make investments in our portfolio companies on an unsecured basis. In instances where we lend subordinated debt only and another party lends senior debt, we generally seek a second lien behind the senior lender on the borrower’s assets.

•

Capacity to Return Investment Principal. We perform financial sensitivity analyses when evaluating and structuring investments to analyze the effect of a confluence of unfavorable events on the investment’s ability to return investment principal. For an upstream transaction, these might include poor reserve development coupled with falling commodity prices or higher than expected costs. We seek to make and be compensated for investments in which the yield on, and the timing of the yield of, our investment capital may be at risk, but not the repayment of our capital.

•

Exit Strategy. We seek to invest in companies that have multiple means of repayment of our investment, including: a steady stream of cash flow; the completion of asset development activities that allow a company to refinance our facility, often with senior debt; or the sale of the portfolio company’s assets or the entire company.

Our manager generally structures investments that have collateral coverage from the value of the underlying assets and from the cash flows of those assets. We perform extensive due diligence, exercise discipline with respect to company valuations and institute appropriate structural protections in our investment agreements. We believe that our management team’s experience in utilizing fundamental engineering and technical analysis on energy assets and in dealing with the fundamental dynamics of the energy finance market allow us to:

•	assess the engineering and technical aspects of the identified assets;

•	value the assets and associated cash flows that support our investments;

•	structure investments to increase the likelihood of full principal repayment and realization of yield and upside potential; and

•	have our portfolio companies implement financial hedging strategies to mitigate the effects of events such as declines in energy commodity prices.

We believe that this approach enables our manager to identify investment opportunities throughout economic cycles.

Competitive Strengths

Established Track Record

Through our market presence and long term relationships that our investment team has developed with energy company management teams, we believe that we have established ourselves as a consistent and reliable capital provider to the energy industry. We focus on originating a substantial number of our investment opportunities, rather than investing as a participant in transactions originated by other firms, although we may do so from time to time.

Flexible Transaction Structuring Capabilities

We are not subject to many of the regulatory limitations that govern traditional lending institutions. As a result, we can provide speed of execution and flexibility in structuring investments and selecting the types of securities in which we invest. The members of our management team have substantial experience in seeking investments that balance the needs of energy company entrepreneurs with appropriate risk control.

Efficient Tax Structure

We operate our business so as to qualify as a RIC for federal tax purposes, so that we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. Thus, our stockholders will not be subject to double taxation on dividends, unlike investors in typical corporations. Furthermore, investors in our stock are not required to recognize unrelated business taxable income, or UBTI, unlike investors in public master limited partnerships.

Operating and Regulatory Structure

Our investment activities are managed by our manager and supervised by our board of directors, a majority of whom are independent of our manager and its affiliates. Our manager is an investment adviser that is registered under the Investment Advisers Act of 1940, or the Advisers Act. Under our investment advisory agreement, we have agreed to pay our manager an annual fee based on the value of our total assets, including assets acquired with borrowed funds, as well as an incentive fee based on our performance. See “Management—Investment Advisory Agreement.”

As a BDC, applicable law generally prohibits us from acquiring assets other than “qualifying assets” unless, after giving effect to the acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets include securities of private U.S. companies, securities of public companies not traded on a national exchange and certain high-quality debt and cash. We may invest up to 30% of our assets in other opportunities, consistent with our investment objectives, that are not subject to the limitations referenced above.

As a BDC, we are required to comply with certain regulatory requirements. While we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See “Regulation.” While we are permitted to issue senior securities, such as debt or preferred stock, to finance investments, our ability to do so is limited in certain significant respects. See “Regulation.” We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

Liquidity

We are party to a Senior Secured Revolving Credit Agreement that provides for up to $175 million of borrowings over time, which expires on August 31, 2009. We had borrowed $34.75 million as of November 26, 2007 under the Investment Facility. Additionally, we are party to a Senior Treasury Secured Revolving Credit Agreement that provides for up to $175 million of borrowings, which expires on August 31, 2009. We had borrowed $126.25 million as of November 26, 2007 under the Treasury Facility.

Risk Factors

Investing in NGP Capital Resources Company involves a high degree of risk. The following is a summary of certain risks that you should carefully consider before investing in shares of our common stock. In addition, see “Risk Factors” beginning on page 15 for a more detailed discussion of the factors you should carefully consider before deciding to invest in our common stock.

Risks Relating to Our Business and Investments

•

Economic downturns and the volatility of oil and natural gas prices could impair our portfolio companies’ operations and ability to satisfy obligations to their respective lenders, including us, which could negatively impact our ability to pay dividends and cause the loss of all or part of your investment.

•	High oil and natural gas prices may increase the availability of alternative sources of capital and reduce demand for our targeted investments.

•	Our ability to grow will depend on our ability to raise capital.

•	We operate in a highly competitive market for investment opportunities.

•	We are a relatively new company with a limited operating history.

•	Investing in privately-held companies may be riskier than investing in publicly-traded companies due to the lack of available public information.

•	Many of our portfolio investments are not publicly traded and, as a result, there is uncertainty as to the value of our portfolio investments.

•	Our equity investments may lose all or part of their value, causing us to lose all or part of our investment in those companies.

•	Investment in the energy industry is subject to many risks.

•

When we are a debt or minority equity investor in a portfolio company, we generally will not be in a position to control the entity, and management of the portfolio company may make decisions that could decrease the value of our portfolio holdings.

•	The lack of liquidity in our investments may adversely affect our business.

•	We may experience fluctuations in our quarterly results.

•

We may choose to invest a portion of our portfolio in investments that may be considered highly speculative, which could negatively impact our ability to pay dividends and cause a loss of part of your investment.

•	We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage.

•	We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•	We may be exposed to risks associated with changes in interest rates.

•

We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.

•	If we issue senior securities, such as debt or preferred stock, we will be exposed to additional risks.

•	Our board of directors may change most of our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

•	We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

•

Our portfolio investments may be concentrated in a limited number of portfolio companies, which would magnify the effect if one of those companies were to suffer a significant loss. This could negatively impact our ability to pay dividends and cause the loss of all or part of your investment.

•

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies. As a result, the holders of such debt may be entitled to payments of principal or interest prior to us, preventing us from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

•	Failure to deploy new capital may reduce our return on equity.

•

We may invest a portion of our assets in foreign securities. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses by us and negatively affect our stock price.

Risks Relating To Our Manager

•	Our manager and our management team have limited experience managing a BDC and a RIC, and we cannot assure you that their past experience will be sufficient to manage our company as a BDC and a RIC.

•	Our management team may provide services to other investors, which could reduce the amount of time and effort that they devote to us, which could negatively impact our performance.

•

Our future success is dependent upon the members of our management team and their access to investment professionals of our manager and the loss of any of them could detrimentally affect our operations.

•	Our obligation to reimburse our manager for certain expenses could result in a conflict of interest.

•	We pay our manager a base management fee based upon our total assets, which may lead our manager to cause us to incur more debt than is prudent in order to maximize its compensation.

•

We pay our manager incentive compensation based on our portfolio’s performance. This arrangement may lead our manager to recommend riskier or more speculative investments in an effort to maximize its incentive compensation.

•

The payment of part of the incentive compensation on a quarterly basis may lead our manager to accelerate or defer interest payable by our portfolio companies in a manner that could result in fluctuations in the timing and amount of dividends.

•	We may be obligated to pay our manager incentive compensation even if we incur a loss.

•

While our management team currently does not provide advisory services to other investment vehicles that may have common investment objectives with ours, our management team may do so in the future and may face conflicts of interest in allocating investments.

•

Our manager’s liability is limited under the investment advisory agreement, and we have agreed to indemnify our manager against certain liabilities, which may lead our manager to act in a riskier manner on our behalf than it would when acting for its own account.

•	We are a different vehicle from any other NGP-affiliated fund.

Legal and Tax Risks

•	A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

•

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income. If we are unable to pay required distributions, we may fail to qualify as a RIC and thus be subject to corporate-level income tax.

•	Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital.

•

Changes in laws or regulations governing our operations and those of our portfolio companies, our manager or its affiliates may adversely affect our business or cause us to alter our business strategy.

•	Our ability to enter into transactions with our affiliates is restricted.

Risk Relating To Offerings Pursuant to this Prospectus

•	There is a risk that you may not receive dividends or that our dividends may not grow over time.

•	Investing in our shares may involve a high degree of risk that may cause you to lose some or all of your investment.

•

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

•	The market price of our common stock may fluctuate significantly.

•	Shares of closed-end investment companies frequently trade at a discount from net asset value.

•	We may allocate the net proceeds from this offering to investments with which you may not agree.

•	Investors in offerings of our common stock will suffer immediate dilution upon the closing of any such offering.

•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

•	Certain provisions of Maryland law and our restated charter and bylaws could hinder, delay or prevent a change in control of our company.

Determination of Net Asset Value

We follow a disciplined approach to valuing our portfolio, which is done in accordance with generally accepted accounting principles, and rely on multiple valuation techniques and independent appraisals of underlying assets owned by our portfolio companies reviewed on a quarterly basis by our board of directors. On a quarterly basis, the investment team of our manager prepares valuations for all of the assets in our portfolio and presents the valuations to our valuation committee and our board of directors. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations. Investments for which market quotations are not readily available are recorded at “fair value,” as determined in good faith by our board of directors. Our board of directors undertakes a multi-step valuation process each quarter for our investments that are not publicly traded. Our board of directors and valuation committee may retain an independent valuation firm to review on a selective basis the preliminary valuation analysis provided by the investment team of our manager.

Determination of fair values involves subjective judgments and estimates not susceptible of substantiation by auditing procedures. Additionally, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. For more information, see “Determination of Net Asset Value.”

Our Corporate Information

Our principal executive office is located at 1221 McKinney Street, Suite 2975, Houston, Texas 77010, telephone number (713) 752-0062.

Offerings

We may offer, from time to time, up to $250 million of our common stock, on terms to be determined at the time of the offering. We will offer our common stock at prices and on terms to be set forth in one or more supplements to this prospectus; provided that the offering price per share, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering.

We may offer our common stock directly to one or more purchasers, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our common stock, and will set forth any applicable purchaser price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding offering of our securities:

Use of proceeds

Unless otherwise specified in the prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in portfolio companies in accordance with our investment objectives and the strategies described in this prospectus, general corporate purposes (including the payment of operating expenses) and retiring debt. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”

Dividends

We intend to continue to pay quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, are determined by our board of directors. See “Dividends.”

Taxation

We have elected to be treated as a RIC for federal income tax purposes. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses) and net tax-exempt interest. See “Dividends” and “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan

We have established an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then a stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan so as to receive cash dividends. For tax consequences associated with the dividend reinvestment plan, see “Material U.S. Federal Income Tax Considerations.”

Nasdaq Global Select Market symbol	“NGPC”

Risk factors

See “Risk Factors” beginning on page 15 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Anti-takeover provisions

Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors may also serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See “Description of Our Capital Stock—Provisions of the Maryland General Corporation Law and our Amended and Restated Charter and Bylaws.”

Leverage

We borrow funds to make investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders, but it involves significant risks. See “Risk Factors—We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage” and “Senior Securities.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ at any particular time will depend on our Manager’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing.

Management arrangements

NGP Investment Advisor, LP serves as our manager. NGP Administration, LLC, serves as our administrator. NGP Administration is the sole general partner of our manager. For a description of our manager, our administrator, NGP and our contractual arrangements with these companies, see “Management—Investment Advisory Agreement” and “—Administration Agreement.”

Available information

We are required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission, or SEC. This information is available free of charge on our website at www.ngpcrc.com or by telephone at (713) 752-0062. The SEC also maintains a website at www.sec.gov that contains such information.

Fees and expenses

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “the Company,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses borne by us (as a percentage of offering price)	—	%(2)

Total stockholder transaction expenses (as a percentage of offering price)	—	%(3)

Annual expenses (as a percentage of net assets attributable to common stock(4)):
Management fees	2.04	%(5)
Incentive fees payable under investment advisory agreement (20% of net investment income in excess of hurdle rate and 20% of realized capital gains net of gross unrealized capital losses)	0.22	%(6)
Interest payments on borrowed funds	1.90	%(7)
Acquired fund fees and expenses	0.00%
Other expenses	1.43	%(8)

Total annual expenses	5.58	%(9)

Example

The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage, that debt is retired at its scheduled maturity and that our annual operating expenses would remain at the levels set forth in the table above except that interest expense declines as debt is retired. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$55.64	$159.30	$229.34	$413.78

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the income incentive fee under the investment advisory agreement would either not be earned or payable or have an insignificant impact on the expense amounts shown above and is not included in the example. The incentive fee percentage in the table above reflects our actual incentive fees accrued under the investment advisory agreement for the nine months ended September 30, 2007, and consists largely of capital gain incentive fees. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.
(4)	“Net assets attributable to common stock” equals net assets as of September 30, 2007.
(5)	Our quarterly base management fee is equal to 0.45% (1.8% annualized) of our total assets. Annual management fee expenses represent an estimate of our annualized expenses based on actual management fee expenses for the nine months ended September 30, 2007. For more detailed information about computation of average total assets, please see Note 5 to our consolidated financial statements dated September 30, 2007. The Manager has agreed to waive permanently, subsequent to September 30, 2007, that portion of the management fee attributable to U.S. Treasury securities acquired with borrowings under our credit facilities to the extent the amount of such securities exceeds $100 million. The percentages set forth above do not reflect this waiver.
(6)	Assumes that annual incentive fees earned by our manager remain constant at the level of incentive fees accrued by our manager for the nine months ended September 30, 2007. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, equals 20% of the amount, if any, by which our net investment income for a quarter exceeds a quarterly hurdle rate equal to 2% (8% annualized) of our net assets. Our net investment income used to calculate this part of the incentive fee is also included in the amount of gross assets used to calculate the 1.8% base management fee (see footnote 5 above). Accordingly, we pay our manager an incentive fee as follows: (1) no incentive fee in any quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate; and (2) 20% of the amount of our net investment income, if any, that exceeds the hurdle rate. You should be aware that a rise in the general level of interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our manager with respect to pre-incentive fee net investment income. The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each fiscal year, and equals (1) 20% of (a) our net realized capital gains (realized capital gains less realized capital losses) on a cumulative basis from November 9, 2004, to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (2) the aggregate amount of all Capital Gains Fees paid to the manager in prior fiscal years. For a more detailed discussion of the calculation of this fee, see “Management—Investment Advisory Agreement—Management Fee.” Our manager has agreed that, to the extent permissible under federal securities laws and regulations, including Regulation M, it will utilize 30% of the fees it receives from the capital gains portion of the incentive fee (up to a maximum of $5,000,000 in the aggregate) to purchase shares of our common stock in open market transactions through an independent trustee or agent.
(7)	Our interest and other credit facility expenses represents an estimate of our annualized expenses based on actual interest and credit facility expense incurred and amortization of debt issuance cost for the nine months ended September 30, 2007. During the nine months ended September 30, 2007, the average borrowings were $114.1 million and interest expenses were $4.45 million. We had outstanding borrowings of $151.0 million at September 30, 2007. The outstanding balances mature in August 2009 and are assumed to be retired at that time. The amount of leverage that we employ at any particular time will depend on, among other things, our manager’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. See “Risk Factors—If we issue senior securities, such as debt or preferred stock, we will be exposed to additional risks.” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in this prospectus. On October 18, 2007, we amended our Senior Treasury Secured Revolving Credit Facility to increase the credit available under the facility to an amount not to exceed $175 million. Also, on October 18, 2007, commitments on our Senior Secured Revolving Credit Facility increased from $80 million to $100 million.
(8)	Includes our estimated overhead expenses, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement. Such expenses are based on annualized other expenses for the nine months ended September 30, 2007. See “Management—Administration Agreement.”
(9)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets, rather than total assets, including assets that have been funded with borrowed monies.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial and other data for the period from August 6, 2004 (commencement of operations) through December 31, 2004 and for the years ended December 31, 2005 and 2006, are derived from our consolidated financial statements. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results at and for the nine months ended September 30, 2007, are not necessarily indicative of the results that may be expected for the year ending December 31, 2007. The data should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included elsewhere in this prospectus.

NGP CAPITAL RESOURCES COMPANY

UNAUDITED SELECTED CONDENSED FINANCIAL DATA

Nine Months Ended September 30, 2007,

Years Ended December 31, 2006 and 2005

and Period August 6, 2004 (commencement of operations) through December 31, 2004

	Nine months ended September 30, 2007	Year ended December 31,		Period August 6, 2004 (commencement of operations) through December 31, 2004(2)
		2006	2005
Income Statement Data:
Total investment income	$27,279,936	$27,517,093	$17,306,794	$853,038
Total management and incentive fees	5,299,329	4,737,727	3,699,173	452,676
Total operating expenses	7,793,395	6,233,162	3,199,712	990,579
Net investment income (loss)	14,187,212	16,546,204	10,407,909	(590,217)
Net realized capital gain (loss) on portfolio securities and corporate notes	6,315,744	(245,859)	1,338,351	—
Net increase (decrease) in unrealized appreciation (depreciation) on portfolio securities and corporate notes	5,308,882	(1,299,127)	(394,933)	290,789

Net increase (decrease) in stockholders’ equity (net assets) resulting from operations	$25,811,838	$15,001,218	$11,351,327	$(299,428)

Per Share Data:
Net investment income (loss)	$0.82	$0.95	$0.60	$(0.03)
Net realized and unrealized gain (loss) on portfolio securities and corporate notes	0.67	(0.09)	0.05	0.01
Net increase (decrease) in stockholders’ equity (net assets) resulting from operations	1.49	0.86	0.65	(0.02)
Dividends declared	(0.93)	(0.92)	(0.66)	—
Net asset value, end of period	$14.52	$13.96	$14.02	$14.03

Balance Sheet Data:
Total assets	$413,597,732	$345,597,660	$249,490,266	$244,552,003
Total liabilities(1)	159,885,051	102,339,404	5,591,781	513,173
Total stockholders’ equity (net assets)	253,712,681	243,258,256	243,898,485	244,038,830

Other Data:
Number of portfolio companies at period end	16	14	6	2
Purchases of investments in portfolio securities ($ in thousands)	199,272	141,065	59,623	67,050
Redemption of investments in portfolio securities ($ in thousands)	109,551	61,486	33,597	—
Market value return(2)	2.38%	35.60%	(10.67)%	2.47%
Net asset value return(2)	9.89%	5.84%	4.49%	(6.47)%
Weighted average yield on targeted portfolio investments, exclusive of capital gains	12.20%	12.00%	12.90%	12.10%

(1)	See “Senior Securities.”
(2)	Return calculations assume reinvestment of dividends and are not annualized.

SELECTED QUARTERLY DATA (Unaudited)

The following table sets forth certain quarterly financial information for each of the quarters for the nine months ended September 30, 2007 and the fiscal years ended December 31, 2006 and 2005. This information was derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2007			2006				2005
	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
		(in thousands, except per share data)
Total investment income	$9,059	$9,744	$8,477	$8,964	$7,557	$6,000	$4,996	$5,023	$4,439	$3,666	$4,182
Total management and incentive fees	1,095	2,640	1,565	1,375	1,128	1,118	1,117	999	900	900	900
Total operating expenses	2,706	2,593	2,495	2,660	1,690	994	889	919	722	876	682
Net investment income	5,258	4,511	4,417	4,929	4,739	3,888	2,990	3,105	2,817	1,890	2,600
Net realized capital gain (loss)	(351)	6,667	—	(71)	(174)	—	—	1,022	173	140	—
Net increase (decrease) in unrealized appreciation	(712)	2,291	3,730	431	776	(1,360)	(1,146)	588	403	(88)	(1,299)

Net increase (decrease) in net assets	$4,195	$13,469	$8,147	$5,289	$5,341	$2,528	$1,844	$4,715	$3,393	$1,942	$1,301

Net increase (decrease) in net assets per share (basic)	$0.24	$0.78	$0.47	$0.30	$0.31	$0.15	$0.10	$0.27	$0.20	$0.11	$0.07
Shares outstanding	17,470	17,445	17,422	17,422	17,400	17,400	17,400	17,400	17,400	17,400	17,400

RISK FACTORS

Investing in our common stock involves a high degree of risk. You should carefully consider the risks described below before making an investment decision. Our business, financial condition or results of operations could be harmed by any of these risks. Similarly, these risks could cause the market price of our common stock to decline and you might lose all or part of your investment. Our forward-looking statements in this prospectus are subject to the following risks and uncertainties. Our actual results could differ materially from those anticipated by our forward-looking statements as a result of the risk factors below. The risks described below are not the only ones facing our company. Additional risks not presently known to us or that we currently deem immaterial might also impair our business operations.

Risks Related to Our Business and Investments

Economic downturns and the volatility of oil and natural gas prices could impair our portfolio companies’ operations and ability to satisfy obligations to their respective lenders, including us, which could negatively impact our ability to pay dividends and cause the loss of all or part of your investment.

Our portfolio companies may be susceptible to economic downturns and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic downturns could lead to financial losses in our portfolio and decreases in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in decisions by lenders not to extend credit to us. Additionally, oil and natural gas prices are volatile, and a decline in oil and natural gas prices could significantly affect the business, financial condition and results of operations of our portfolio companies and their ability to meet financial commitments. These events could prevent us from making additional investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on the assets securing such loans, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. This could negatively impact our ability to pay dividends and cause the loss of all or part of your investment.

High oil and natural gas prices may increase the availability of alternative sources of capital and reduce demand for our targeted investments.

During periods of higher oil and natural gas prices, energy companies may have less financial need for borrowing than in a lower commodity price environment. At higher commodity price levels, borrowers may use the additional cash flow to reduce outstanding debt under senior secured facilities, which typically makes future borrowing capacity available to such borrowers. In addition, to the extent senior lenders base borrowing capacity on reserve value calculations, higher commodity prices typically increase reserve values, thereby creating additional borrowing capacity. Because interest rates under senior secured facilities will generally be lower than the interest rates of our targeted investments, demand for our targeted investments may be reduced if energy companies have the ability to borrow additional amounts under their senior debt facilities. As a result, high commodity prices may have the effect of reducing the number of energy companies seeking financing similar to our targeted investments or causing us to achieve lower total returns on our targeted investments.

Our ability to grow will depend on our ability to raise capital.

We will need to periodically access the capital markets to raise cash to fund new investments. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our manager’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to maintain our current Facilities or obtain another line of credit at all or on terms acceptable to us.

In addition to issuing securities to raise capital as described above, we may, in the future, seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis (except for customary repurchase obligations for breach of representations and warranties) to purchasers whom we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would expect that we would retain a subordinated interest in the assets and participate (most likely on a first loss basis) in losses related to the securitized assets to the extent of that interest. However, the exact structure and provisions of any securitization will be based upon then-current market conditions and may vary from the description in this prospectus. The securitization market has experienced a significant downturn since approximately June 2007 and is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. An inability to securitize our loan portfolio successfully could limit our ability to grow our business, fully execute our business strategy and decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we make in energy companies. We compete with public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. The competitive pressures that we face may have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objectives.

We do not seek to compete solely based on the interest rates we offer to prospective portfolio companies. However, some of our competitors may make loans with interest rates comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structures. If we match our competitors’ pricing, terms and structures, we may experience decreased net interest income or capital gains and increased risk of credit loss, and the value of our shares or the amount of dividends paid may decline.

We are a relatively new company with a limited operating history.

We were incorporated in July 2004 and commenced investment operations in November 2004. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially.

Investing in privately-held companies may be riskier than investing in publicly-traded companies due to the lack of available public information.

We invest primarily in privately-held companies, which may be subject to higher risk than investments in publicly-traded companies. Generally, little public information exists about these companies, and we are required to rely on the ability of our management team to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully-informed investment decision, and we may lose some or all of the money we invest in these companies. These factors could subject us to greater risk than investments in publicly-traded companies and negatively affect our investment returns, which could negatively impact our ability to pay dividends and cause the loss of all or part of your investment.

Many of our portfolio investments are not publicly traded and, as a result, there is uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments (other than our short-term cash investments) are, and will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities quarterly at fair value in accordance with procedures as determined in good faith by our board of directors. However, we may be required on a more frequent basis to value our securities to reflect significant events affecting the value of our securities. The types of factors that may be considered in fair value pricing of an investment include the nature and realizable value of any collateral, the portfolio company’s earnings and ability to make payments, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate during short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. As a result, we may not be able to dispose of our holdings at a price equal to or greater than our determined fair value. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments are materially higher than the values that we ultimately realize upon the disposal of such securities. In addition, the subjective nature of such valuations may cause the shares of our common stock to trade at a discount to our net asset value.

Our equity investments may lose all or part of their value, causing us to lose all or part of our investment in those companies.

The equity interests in which we invest may not appreciate or may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. Our equity interests may decline in value, causing us to lose all or part of our equity investment in those companies, and may negatively impact our ability to pay dividends and cause the loss of all or part of your investment.

The energy industry is subject to many risks.

We concentrate our investments in the energy industry. The revenues, income (or losses) and valuations of energy companies can fluctuate suddenly and dramatically due to any one or more of the following factors:

•

Commodity Pricing Risk. Energy companies in general are directly affected by energy commodity prices, such as the market prices of crude oil, natural gas, coal and wholesale electricity, especially for those who own the underlying energy commodity. In addition, the volatility of commodity prices can affect other energy companies due to the impact of prices on the volume of commodities produced, transported, processed, stored or distributed and on the cost of fuel for power generation companies. The volatility of commodity prices can also affect energy companies’ ability to access the capital markets in light of market perception that their performance may be directly tied to commodity prices. Historically, energy commodity prices have been cyclical and exhibited significant volatility. Some of our portfolio companies may not engage in hedging transactions to minimize their exposure to commodity price risk. Those companies that engage in such hedging transactions remain subject to market risks, including market liquidity and counterparty creditworthiness.

•

Regulatory Risk. The profitability of energy companies could be adversely affected by changes in the regulatory environment. The businesses of energy companies are heavily regulated by federal, state and local governments in diverse matters, such as the way in which energy assets are constructed, maintained and operated and the prices energy companies may charge for their products and services. Such regulation can change over time in scope and intensity. For example, a particular by-product of an energy process may be declared hazardous by a regulatory agency, which can unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an energy company may face.

•

Production Risk. The profitability of energy companies may be materially impacted by the volume of crude oil, natural gas or other energy commodities available for producing, transporting, processing, storing, distributing or generating power. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices, political events, OPEC actions or otherwise, could reduce revenue and operating income or increase operating costs of energy companies and, therefore, their ability to pay debt or dividends.

•

Demand Risk. A sustained decline in demand for crude oil, natural gas, refined petroleum products and electricity could materially affect revenues and cash flows of energy companies. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, increases in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or shifts in consumer demand for such products.

•

Depletion and Exploration Risk. A portion of an energy company’s assets may consist of natural gas, crude oil and/or coal reserves and other commodities that naturally deplete over time. Depletion could have a material adverse impact on such company’s ability to maintain its revenue. Further, estimates of energy reserves may not be accurate and, even if accurate, reserves may not be produced profitably. In addition, exploration of energy resources, especially of oil and natural gas, is inherently risky and requires large amounts of capital.

•

Weather Risk. Unseasonable extreme weather patterns could result in significant volatility in demand for energy and power or may directly impact the operations of individual companies. This weather-related risk may create fluctuations in earnings of energy companies.

•

Operational Risk. Energy companies are subject to various operational risks, such as failed drilling or well development, unscheduled outages, underestimated cost projections, unanticipated operation and maintenance expenses, failure to obtain the necessary permits to operate and failure of third-party contractors (e.g., energy producers and shippers) to perform their contractual obligations. In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies.

•

Competition Risk. The energy companies in which we may invest will face substantial competition in acquiring properties, enhancing and developing their assets, marketing their commodities, securing trained personnel and operating their properties. Many of their competitors, including major oil companies, natural gas utilities, independent power producers and other private independent energy companies, may have financial and other resources that substantially exceed their resources. The businesses in which we may invest face greater competition in the production, marketing and selling of power and energy products brought about in part from the deregulation of the energy markets.

•

Valuation Risk. The targeted investments made by us are based upon valuations of our portfolio companies’ assets that are subject to uncertainties inherent in estimating quantities of reserves of oil, natural gas and coal and in projecting future rates of production and the timing of development expenditures, which are dependent upon many factors beyond our control. The estimates rely on various assumptions, including, for example, commodity prices, operating expenses, capital expenditures and the availability of funds, and are therefore inherently imprecise indications of future net cash flows. Actual future production, cash flows, taxes, operating expenses, development expenditures and quantities of recoverable reserves may vary substantially from those assumed in the estimates. Any significant variance in these assumptions could materially affect the value of our investments.

•

Financing Risk. Some of the portfolio companies in which we invest may rely on capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with energy companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations with us.

When we are a debt or minority equity investor in a portfolio company, we generally will not be in a position to control the entity, and management of the portfolio company may make decisions that could decrease the value of our portfolio holdings.

We generally make debt and minority equity investments, and are therefore subject to the risks that a portfolio company may make business decisions with which we disagree. Further, the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. Due to the lack of liquidity in the markets for our investments in privately-held companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these investments will be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including changes in the fair values of our portfolio investments, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of, the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We may choose to invest a portion of our portfolio in investments that may be considered highly speculative, which could negatively impact our ability to pay dividends and cause a loss of part of your investment.

Our investments are generally in the form of debt instruments, including senior and subordinated loans combined in one facility, sometimes with an equity component, and subordinated loans, sometimes with equity components. We may also invest in preferred stock and other equity securities. These investments will likely be made in energy companies that possess assets that do not produce sufficient current cash flow at inception of our investment to amortize the principal throughout the life of a loan. For example, such an investment could be made in a company that owns proved non-producing oil and natural gas reserves and requires capital to finance development drilling to initiate the production of the reserves and generate cash flow. Some of these investments may be of a highly speculative nature and may lose some or all of their value, which could negatively impact our ability to pay dividends and cause the loss of part of your investment.

We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage.

We are exposed to increased risk of loss due to our use of debt to make investments. A decrease in the value of our investments will have a greater negative impact on the value of our common stock than if we did not use debt. Our ability to pay dividends will be restricted if our asset coverage ratio falls below at least 200% and any amounts that we use to service our indebtedness are not available for dividends to our common stockholders.

Our current and future debt securities are and may be governed by an indenture or other instrument containing covenants restricting our operating flexibility. We, and indirectly our stockholders, bear the cost of issuing and servicing such securities. Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Our lenders have fixed dollar claims on our consolidated assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

At September 30, 2007, we had $151.0 million of indebtedness outstanding, which had a weighted average annualized interest cost of 5.2% for the nine months ended September 30, 2007. In order for us to cover these annualized interest payments on indebtedness, we must achieve annual returns on our assets of at least 1.90%.

Illustration. The following table illustrates the effect on return to a holder of our common stock of the leverage created by our use of borrowing at the interest rate of 5.2% and assumes (i) our total value of net assets as of September 30, 2007; (ii) $151.0 million debt outstanding as of September 30, 2007 and (iii) hypothetical annual returns on our portfolio of negative 10 to positive 10 percent. The calculation in the table are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Portfolio (net of expenses)(1)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholders(2)	-19.40%	-11.25%	-3.10%	5.06%	13.21%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)

In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at September 30, 2007 to obtain an assumed return to us. From this amount, the interest expense calculated by multiplying the interest rate of 5.2% times the

$151.0 million debt is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of September 30, 2007 to determine the “Corresponding Return to Common Stockholders.”

We may be exposed to risks associated with changes in interest rates.

General interest rate fluctuations may have a negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on investment objectives and our rate of return on invested capital. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. As of September 30, 2007, approximately 37% of the investments at fair value in our portfolio were at fixed rates, while approximately 63% were at variable rates. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of three to seven years, but may have longer maturities. This means that, to the extent we fund longer term fixed rate investments with shorter term floating rate borrowings, we will be subject to greater risk (other things being equal) than a fund invested solely in shorter term securities. A decline in the prices of the debt we own could adversely affect the trading price of our shares.

We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment in a successful situation, for example, the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decision we make not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us to increase our participation in a successful operation and may dilute our equity interest or otherwise reduce the expected yield on our investment.

If we issue senior securities, such as debt or preferred stock, we will be exposed to additional risks.

We may issue debt securities or preferred stock, and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities, up to the maximum amount permitted by the 1940 Act. We may issue senior securities to make new or follow-on investments, to maintain our RIC status or to pay contingencies and expenses. We will be permitted under the 1940 Act to issue senior securities if, immediately after the borrowing or issuance, we will have an asset coverage of at least 200%. That is, we may borrow funds in an amount up to 50% of the value of our assets (including investments made with borrowed funds). As of December 31, 2006, our asset coverage for senior securities was 346%.

The amount and nature of any borrowings will depend on a number of factors over which we have no control, including general economic conditions and conditions in the financial markets. We may also need to borrow funds to make qualifying investments to maintain our RIC status. Therefore, we may need to raise additional capital, which we may elect to finance in part through a credit facility. We may not be able to obtain a credit facility on terms that we find acceptable, if at all. The unavailability of funds from commercial banks or other sources on favorable terms could inhibit the growth of our business and have a material adverse effect on our performance.

Our board of directors may change most of our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive most of our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment. In the event that our board of directors determines that we cannot economically pursue our investment objective under the 1940 Act, they may at some future date decide to withdraw our election to be treated as a BDC and convert us to a management investment company or an operating company not subject to regulation under the 1940 Act, or cause us to liquidate. These changes may not be effected without approval of a requisite percentage of our board of directors and the holders of a majority of our shares.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We generally structure the debt investments in our portfolio companies to include customary business and financial covenants placing affirmative and negative obligations on the operation of each company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of us receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends and cause the loss of all or part of your investment.

Our portfolio investments may be concentrated in a limited number of portfolio companies, which would magnify the effect if one of those companies were to suffer a significant loss. This could negatively impact our ability to pay dividends and cause the loss of all or part of your investment.

As of September 30, 2007, we had investments in 16 portfolio companies. We are classified as a closed-end, non-diversified management investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single issuer. A consequence of this concentration is that the aggregate returns we initially realize may be adversely affected if a small number of our investments perform poorly or if we need to write down the value of any one such investment. Beyond the applicable federal income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies. Financial difficulty on the part of any single portfolio company will expose us to a greater risk of loss than would be the case if we were a “diversified” company holding numerous investments. To the extent that we take large positions in the securities of a small number of portfolio companies, our net asset value and the market price of our common stock may fluctuate as a result of changes in the financial condition or in the market’s assessment of such portfolio companies to a greater extent than that of a diversified investment company. These factors could negatively impact our ability to pay dividends and cause the loss of all or part of your investment.

In addition, our investments are concentrated in the energy industry. Consequently, we are exposed to the risks of adverse developments affecting the energy industry to a greater extent than if our investments were dispersed over a variety of industries. See “The energy industry is subject to many risks.”

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies. As a result, the holders of such debt may be entitled to payments of principal or interest prior to us, preventing us from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

A substantial amount of our assets are invested in subordinated securities and mezzanine investments issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to the securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. As a result, we may be prevented from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Failure to deploy new capital may reduce our return on equity.

If we fail to invest any new capital effectively our return on equity may be negatively impacted, which could reduce the price of the shares of our common stock.

We may invest a portion of our assets in foreign securities. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses by us and negatively affect our stock price.

Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. For example, if the value of the U.S. dollar goes up compared to a foreign currency, a loan payable in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for us to vote proxies, exercise stockholder rights, and pursue legal remedies with respect to foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of our investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and to take into account with respect to our investments in foreign securities.

Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of our assets) also may involve delays in payment, delivery or recovery of money or investments.

Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means we may at times be unable to sell foreign securities at favorable prices.

Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located, and we may not be able to pass through to our stockholders foreign tax credits or deductions with respect to these taxes.

Risks Related to Our Manager

Our manager and our management team have limited experience managing a BDC and a RIC, and we cannot assure you that their past experience will be sufficient to manage our company as a BDC and a RIC.

The 1940 Act imposes numerous complex constraints on the operations of BDCs. In order to maintain our status as a BDC, the 1940 Act prohibits us from acquiring any assets other than “qualifying assets” unless, after giving effect to the acquisition, at least 70% of our total assets are qualifying assets. We refer to this requirement as the 70% Test. Qualifying assets include securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or could force us to pay unexpected taxes and penalties, which could be material. Additionally, the RIC rules imposed by the Code require us to meet certain source-of-income, asset diversification and annual distribution requirements. The limited experience of our management team in managing a portfolio of assets under such regulatory constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

Our management team may provide services to other investors, which could reduce the amount of time and effort that they devote to us, which could negatively impact our performance.

Our investment advisory agreement does not restrict the right of our manager, NGP, or any persons working on our behalf, to carry on their respective businesses, including providing advice to others with respect to the purchase of securities that would meet our investment objectives. Although the officers of our manager devote full time to the management of our business, our investment advisory agreement does not specify a minimum time period that representatives of NGP who are serving as directors or members of our manager’s investment committee must devote to managing our investments. Each of Messrs. Hersh and Albin (who serve as members of our board of directors) and Messrs. Quinn and Covington (who serve as members of our manager’s investment committee) continue to have substantial responsibilities in connection with their roles managing other NGP-affiliated funds. Our manager and its management team may also be called upon to provide managerial assistance to our portfolio companies. The ability of these parties to engage in these other business activities, including managing assets for third parties, could reduce the time and effort they spend managing our portfolio, which could negatively impact our performance.

Our future success is dependent upon the members of our management team and their access to investment professionals of our manager’s affiliates and the loss of any of them could detrimentally affect our operations.

We depend on the diligence, experience, skill and network of business contacts of our management team. We also depend, to a significant extent, on our manager’s investment professionals and the information and deal flow generated by them in the course of their investment and portfolio management activities. Our management team evaluates, negotiates, structures, closes and monitors our investments. Our future success will depend on the continued service of our management team. The departure of any of the senior members of our management team, or of a significant number of the investment professionals of our manager, could have a material adverse effect on our ability to achieve our investment objectives. We have not entered into employment agreements, nor do we have an employment relationship, with any of these individuals. There is competition for qualified professionals in our manager’s industry. If our manager is unable to hire qualified replacement personnel, we may be unable to successfully implement our investment strategy and the value of your investment could decline. In addition, we can offer no assurance that our manager will remain our manager or that we will continue to have access to the investment professionals of our manager or their information and deal flow. The loss of any member of our management team could detrimentally affect our operations.

Our obligation to reimburse our manager for certain expenses could result in a conflict of interest.

In the course of our investing activities, we pay management and incentive fees to our manager. Also, we reimburse our manager and our administrator for certain expenses they incur, such as those payable to third parties in monitoring our financial and legal affairs and investments and performing due diligence on our prospective investments. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. Due to this arrangement, there may be times when our manager has interests that differ from those of our stockholders, giving rise to a conflict which could negatively impact our investment returns and the value of your investment.

We pay our manager a base management fee based upon our total assets, which may lead our manager to cause us to incur more debt than is prudent in order to maximize its compensation.

We will pay our manager a quarterly base management fee based on the value of our total assets (including assets acquired with borrowed funds). Accordingly, our manager has an enhanced economic incentive to increase our leverage. If our leverage is increased, we will be exposed to increased risk of loss, bear the increased cost of issuing and servicing such senior indebtedness, and will be subject to any additional covenant restrictions imposed in an indenture or by the applicable lender, which could negatively impact our business and results of operation.

We pay our manager incentive compensation based on our portfolio’s performance. This arrangement may lead our manager to recommend riskier or more speculative investments in an effort to maximize its incentive compensation.

In addition to its base management fee, our manager earns incentive compensation in two parts. The first part is payable quarterly and is equal to a specified percentage of the amount by which our net investment income exceeds a hurdle rate. The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year and equals (1) 20% of (a) our net realized capital gain (realized capital gains less realized capital losses) on a cumulative basis from the closing date of our initial public offering to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (2) the aggregate amount of all capital gains fees paid to our manager in prior years.

The way in which the incentive fee payable to our manager is determined may encourage our manager to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would adversely affect our stockholders because their interests would be subordinate to those of debtholders. In addition, our manager receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our manager may have a tendency to invest more in investments that are likely to result in capital gains as compared to income-producing securities. Other key criteria related to determining appropriate investments and investment strategies, including the preservation of capital, might be under-weighted if our manager focuses exclusively or disproportionately on maximizing its income. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses.

The payment of part of the incentive compensation on a quarterly basis may lead our manager to accelerate or defer interest payable by our portfolio companies in a manner that could result in fluctuations in the timing and amount of dividends.

Our manager receives a quarterly incentive fee based, in part, on our net investment income, if any, for the immediately preceding fiscal quarter. To the extent our manager exerts influence over our portfolio companies, the quarterly incentive fee may provide our manager with an incentive to induce our portfolio companies to accelerate or defer payments for obligations owed to us from one fiscal quarter to another. This could result in greater fluctuations in the timing and amount of dividends that we pay.

We may be obligated to pay our manager incentive compensation even if we incur a loss.

Pursuant to the investment advisory agreement, our manager is entitled to receive incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our net investment income for that quarter above a hurdle rate. In addition, the investment advisory agreement further provides that our net investment income for incentive compensation purposes excludes unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. The calculation of the incentive fee includes any deferred interest accrued, but not yet received. As a result, we may be paying an incentive fee on interest, the collection of which may be uncertain or deferred. Thus, we may be required to pay our manager incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

While our management team currently does not provide advisory services to other investment vehicles that may have common investment objectives with ours, our management team may do so in the future and may face conflicts of interest in allocating investments.

Our management team does not currently provide advisory services to other investment vehicles with common investment objectives to ours. However, they are not prohibited from doing so. In addition, the NGP-affiliated funds are not precluded from making investments in securities like our targeted investments, although they have not traditionally focused on such types of investments in the past. If our management team does provide such services to other investment vehicles in the future, or if the focus of the NGP-affiliated funds were to change to include securities like our targeted investments, our management team might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us. In addition, our executive officers and directors, and the members of our management team, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. These multiple responsibilities might create conflicts of interest for our management team and NGP if they are presented with opportunities that might benefit us and their other clients, investors or stockholders.

Our manager’s liability is limited under the investment advisory agreement, and we have agreed to indemnify our manager against certain liabilities, which may lead our manager to act in a riskier manner on our behalf than it would when acting for its own account.

Our manager has not assumed any responsibility to us other than to provide the services described in the investment advisory agreement, and it is not responsible for any action of our board of directors in declining to follow our manager’s advice or recommendations. Pursuant to the investment advisory agreement, our manager, its partners and, among others, their respective partners, officers and employees are not liable to us for their acts, under the investment advisory agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our manager and its managing members, officers and employees with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts of our manager not constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. These protections may lead our manager to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We are a different vehicle from any other NGP-affiliated fund.

Our investment strategies differ from those of other funds (including any NGP-affiliated fund) that are, or have been, managed by NGP or its affiliates. Investors in NGP Capital Resources Company do not own any interest in NGP or in any other NGP-affiliated fund. The historical performance of NGP is not indicative of the results that our company will achieve, and you should not rely upon such historical performance in purchasing our common stock. The rate of return we target on investments is lower than that of NGP’s private equity funds, and as a result our expected rate of return is lower than those sought by NGP’s private equity funds. We can provide no assurance that we will replicate the historical or future performance of NGP or its affiliated funds, and we caution you that our investment returns may be substantially lower than the returns achieved by those funds.

Legal and Tax Risks

A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

If we do not continue to qualify as a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses) and net tax-exempt interest to our stockholders on an annual basis. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act as a BDC, and financial covenants under our existing loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason at any time in the future and we remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. In addition, our distributions would be taxable to our shareholders as ordinary dividends. Such a failure would likely have a material adverse effect on us and our stockholders. For example, we failed to qualify as a RIC for our first taxable year ending on December 31, 2004.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income. If we are unable to pay required distributions, we may fail to qualify as a RIC and thus be subject to corporate-level income tax.

For federal income tax purposes, we are required to include in income certain amounts that we have not yet received in cash, such as original issue discount, which arises, for example, when we receive warrants, property-based equity participation rights or loan discount points in connection with the purchase of a loan, or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount or increases in loan balances as a result of payment-in-kind arrangements, which could be significant relative to our company’s overall investment activities, are included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of the sum of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses) and net tax-exempt interest, if any, to our stockholders on an annual basis, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital, borrow funds or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act imposes numerous restrictions on our activities, including restrictions on the nature of our investments, our use of borrowed funds and our issuance of securities, options, warrants, or rights. Such restrictions may prohibit the purchase of certain investments that would otherwise be suitable for investment or render such purchases inadvisable.

Under the provisions of the 1940 Act, as a BDC, we are permitted to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous and result in unfavorable prices.

We generally cannot issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at prices below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of our company and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

Because there are no judicial and few administrative interpretations of the provisions of the 1940 Act pertaining to business development companies, there is no assurance that such provisions will be interpreted or administratively implemented in a manner consistent with our investment objectives and intended manner of operation. In the event that our board of directors determines that we cannot economically pursue our investment objective under the 1940 Act, they may at some future date decide to withdraw our election to be regulated as a BDC and convert us to a management investment company or an operating company not subject to regulation under the 1940 Act, or cause us to liquidate. These changes may not be effected without approval of a requisite percentage of our board of directors and the holders of a majority of our shares.

Changes in laws or regulations governing our operations and those of our portfolio companies, our manager or its affiliates may adversely affect our business or cause us to alter our business strategy.

We, our portfolio companies, and our manager and its affiliates are subject to regulation by laws and regulations at the local, state and federal level. New legislation may be enacted into law or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us, our manager and our stockholders, with retroactive effect. Such changes could result in material changes to our strategies and plans and may result in our investment focus shifting from the areas of expertise of our manager to other types of investments in which our manager may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors and, in certain cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors and, in certain cases, the SEC. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in certain cases, the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC.

Risks Related to Offerings Pursuant to this Prospectus

There is a risk that you may not receive dividends or that our dividends may not grow over time.

We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, the asset coverage test applicable to us as a BDC can limit our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See “Dividends.”

Investing in our shares may involve a high degree of risk that may cause you to lose some or all of your investment.

The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options, volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive. Additionally, the investments we make with the portion of our assets that is not restricted by the 1940 Act may be in higher risk investments. Therefore, an investment in our shares may not be suitable for someone with a low risk tolerance.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

In the future, we may attempt to increase our capital resources by making additional offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock subject to the restrictions of the 1940 Act. Upon a liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	adverse market reaction to any increased indebtedness we incur in the future;

•	additions or departures of key management personnel of our manager;

•	changes in market valuations or operating performance of similar companies;

•	actions by institutional investors who hold our common stock;

•	speculation in the press or investment community;

•	general economic trends and other external factors; and

•	loss of a major funding source.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Shares of closed-end investment companies frequently trade at a discount from net asset value.

Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of a closed-end fund is a risk separate and distinct from the risk that our net asset value will decrease. Investors desiring liquidity may, subject to applicable securities laws, trade their shares of common stock on any exchange where such shares are then trading at current market value, which may differ from the then current net asset value. We cannot predict whether our common stock will trade at, above, or below net asset value.

We may allocate the net proceeds from this offering to investments with which you may not agree.

We will have significant flexibility in investing the net proceeds of offerings pursuant to this prospectus and may use the net proceeds in a way with which you may not agree or for purposes other than those contemplated at the time of such offering. Although we have attempted to describe our targeted investments and their expected characteristics, our goal is to allocate investments in compliance with the 1940 Act and to satisfy the demands of the energy finance market. If such rules and regulations change or if the energy finance market dictates that we vary our investment approach from that described in this prospectus, then we will adjust our investment allocations and strategy accordingly. See “Legal and Tax Risks—Changes in laws or regulations governing our operations and those of our portfolio companies, our manager or its affiliates may adversely affect our business or cause us to alter our business strategy.”

Investors in offerings of our common stock will suffer immediate dilution upon the closing of any such offering.

We expect the offering price of our shares to be higher than the net asset value per share of our outstanding shares of common stock. Accordingly, investors purchasing shares of our common stock in offerings pursuant to this prospectus will pay a price per share that exceeds the tangible book value per share of common stock after such offering.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Certain provisions of Maryland law and our restated charter and bylaws could hinder, delay or prevent a change in control of our company.

Certain provisions of Maryland law, our restated charter and our bylaws have the effect of discouraging, delaying or preventing transactions that involve an actual or threatened change in control of our company. Our charter and bylaws include the following provisions:

•

Classified Board of Directors. Our board of directors is divided into three classes with staggered terms of office of three years each. The classification and staggered terms of office of our directors make it more difficult for a third party to gain control of our board of directors. At least two annual meetings of stockholders, instead of one, generally would be required to effect a change in a majority of the board of directors.

•

Removal of Directors. Under our restated charter, subject to the rights of one or more classes or series of preferred stock to elect one or more directors, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of all votes entitled to be cast by our stockholders generally in the election of directors.

•

Number of Directors, Board Vacancies, Term of Office. Our restated charter and our bylaws provide that only the board of directors may set the number of directors. We have elected to be subject to certain provisions of Maryland law which vest in the board of directors the exclusive right, by the affirmative vote of a majority of the remaining directors, to fill vacancies on the board even if the remaining directors do not constitute a quorum. These provisions of Maryland law, which are applicable even if other provisions of Maryland law or the charter or bylaws provide to the contrary, also provide that any director elected to fill a vacancy shall hold office for the remainder of the full term of the directorship in which the vacancy occurred, rather than the next annual meeting of stockholders as would otherwise be the case, and until his or her successor is duly elected and qualifies.

•

Limitation on Stockholder-Requested Special Meetings. Our bylaws provide that our stockholders have the right to cause our secretary to call a special meeting only upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast by the stockholders at such meeting.

•

Advance Notice Provisions for Stockholder Nominations and Proposals. Our bylaws require advance written notice for stockholders to nominate persons for election as directors at, or to bring other business before, any meeting of stockholders. This bylaw provision limits the ability of stockholders to make nominations of persons for election as directors or to introduce other proposals unless we are notified in a timely manner prior to the meeting.

•

Exclusive Authority of our Board to Amend the Bylaws. Our bylaws provide that our board of directors has the exclusive power to adopt, alter or repeal any provision of the bylaws or to make new bylaws. Thus, our stockholders may not effect any changes to our bylaws.

•

Preferred Stock; Increase in Authorized Stock. Under our restated charter, our board of directors has authority to cause the issuance of preferred stock from time to time in one or more series and to establish the terms, preferences and rights of any such series of preferred stock, all without approval of our stockholders. Our board of directors may amend our restated charter, without stockholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

•

Maryland Business Combination Act. The Maryland Business Combination Act provides that, unless exempted, a Maryland corporation may not engage in business combinations, including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or reclassification of equity securities, with an “interested stockholder” or an affiliate of an interested stockholder for five years after the most recent date on which the interested stockholder became an interested stockholder, and thereafter unless specified criteria are met. An interested stockholder is generally a person owning or controlling, directly or indirectly, 10% or more of the voting power of the outstanding stock of a Maryland corporation. Our board of directors has adopted a resolution exempting any business combination with any person from the Business Combination Act, provided that any business combination is first approved by the board of directors, including approval of a majority of the members of the board of directors who are not interested persons of the acquiring person. This resolution may be altered or repealed, in whole or in part, at any time by our board of directors.

•

Maryland Control Share Acquisition Act. The Maryland Control Share Acquisition Act provides that “control shares” of a corporation acquired in a “control share acquisition” shall have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock owned by the acquiror, by officers or by directors who are employees of the corporation. “Control shares” means voting shares of stock that, if aggregated with all other shares of stock previously acquired by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: one-tenth or more but less than one-third, one-third or more but less than a majority or a majority or more of all voting power. A “control share acquisition” means the acquisition of control shares, subject to certain exceptions. If voting rights of control shares acquired in a control share acquisition are not approved at a stockholders’ meeting, then subject to certain conditions and limitations, the issuer may redeem any or all of the control shares for fair value. If voting rights of such control shares are approved at a stockholders’ meeting and the acquiror becomes entitled to vote a majority of the shares of stock entitled to vote, all other stockholders may exercise appraisal rights. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. However, our board of directors may in the future amend our bylaws to repeal or modify this exemption, in which case any control shares of our company acquired in a control share acquisition will be subject to the Maryland Control Share Acquisition Act.

FORWARD-LOOKING STATEMENTS

The safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to business development companies and statements made in connection with this offerings. Nonetheless, certain statements in this prospectus under the captions “Summary,” “Risk Factors,” “Business,” and elsewhere, may be forward-looking. When used in this prospectus, the words “anticipate,” “believe,” “estimate,” “expect” and similar expressions are generally intended to identify forward-looking statements, such as statements relating to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	our ability to make investments consistent with our investment objectives;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected debt and equity financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies; and

•	the ability of our adviser to locate suitable investments for us and to monitor and administer our investments.

Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others:

•	changes in our industry, interest rates or general economic and business conditions;

•	industry and market trends;

•	availability of investment assets;

•	the degree and nature of competition;

•	changes in our business strategy or development plans;

•	availability, terms and deployment of capital;

•	availability of qualified personnel;

•	changes in, or the failure or inability to comply with, government laws and regulations;

•	the impact of technology on our operations and business;

•	performance of our manager; and

•	all other factors referenced in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Market data and forecasts used in this prospectus have been obtained from independent industry sources as well as from research reports prepared for other purposes. We have not independently verified the data obtained from these sources and we cannot assure you of the accuracy or completeness of the data. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this prospectus.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in portfolio companies in accordance with our investment objectives and strategies and, pending such investments, either investing the net proceeds of an offering in cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment, to reduce then-outstanding obligations under our credit facilities, or for other general corporate purposes, including the payment of operating expenses. The supplement to this prospectus relating to an offering may more fully identify the use of the proceeds from such offering.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used for the above purposes within two years after our receipt thereof, depending on the availability of appropriate investment opportunities consistent with our investment objectives and strategies and market conditions. Our portfolio currently consists primarily of senior loans, subordinated loans and equity securities. Pending such investments, we will plan to either invest a portion of the net proceeds from an offering in cash equivalents, U.S. government securities and other high-quality debt maturing in one year or less from the date of investment, to reduce then-outstanding obligations under our credit facilities, or for other general corporate purposes. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objectives.

DIVIDENDS

We intend to continue to pay quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, are determined by our board of directors.

We have elected to operate our business so as to be taxable as a RIC for federal income tax purposes. As a RIC, we generally will not be required to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses) and net tax-exempt interest. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gain net income (i.e., realized capital gains in excess of realized capital losses) for the one-year period ending on October 31 in that calendar year and (3) 100% of any ordinary income or capital gain net income not distributed in prior years. We currently intend to make sufficient distributions to satisfy the annual distribution requirement and to avoid the excise taxes. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Dividends.”

Although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and designate such retained amount as a deemed distribution. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.”

If we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We have also established an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then a stockholder’s cash dividends will be automatically reinvested in additional shares of our common stock, unless the stockholder specifically “opts out” of the dividend reinvestment plan to receive cash dividends. See “Dividend Reinvestment Plan.” For tax consequences associated with the dividend reinvestment plan, see “Material U.S. Federal Income Tax Considerations.”

With respect to the dividends paid to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, distributed to stockholders.

See “Price Range of Common Stock and Distributions” for a list of the quarterly dividends per share since shares of our common stock began being regularly quoted on The Nasdaq Global Select Market.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is quoted on The Nasdaq Global Select Market under the symbol “NGPC.” The following table sets forth the range of high and low closing prices of our common stock, the closing sale price as a percentage of net asset value, or NAV, and quarterly dividends per share since shares of our common stock began being quoted on The Nasdaq Stock Market. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions and may not necessarily represent actual transactions.

	NAV(1)		Price Range		Premium/Discount of High Sales Price to NAV(2)		Premium/Discount of Low Sales Price to NAV(2)		Cash Dividend per Share(3)
			High	Low
Fiscal 2007
Fourth quarter (through November 26, 2007)	$	*	$16.64	$14.72	$	*	$	*	$	N/A
Third quarter		14.52	17.95	12.81		3.43		(1.71)		0.350
Second quarter		14.63	18.34	15.48		3.71		0.85		0.310
First quarter		14.16	17.06	14.50		2.90		0.34		0.265

Fiscal 2006
Fourth quarter		13.96	17.00	14.21		3.04		0.25		0.330
Third quarter		13.99	15.11	13.04		1.12		(0.95)		0.250
Second quarter		13.93	14.72	13.00		0.79		(0.93)		0.180
First quarter		13.96	14.89	13.11		0.93		(0.85)		0.160

Fiscal 2005
Fourth quarter		14.02	15.04	12.92		1.02		(1.10)		0.275
Third quarter		14.02	15.70	13.22		1.68		(0.80)		0.140
Second quarter		13.96	16.30	14.30		2.34		0.34		0.125
First quarter		13.98	16.75	14.41		2.77		0.43		0.120

Fiscal 2004
Fourth quarter (period from November 9, 2004 to December 31, 2004)		14.03	16.15	14.20		2.12		0.17		—

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end net asset value.
(3)	Represents the dividend declared in the specified quarter.
*	Net asset value has not yet been calculated for this period.

On November 26, 2007, the last reported sales price of our common stock on The Nasdaq Global Select Market was $14.88 per share. As of November 26, 2007, we had approximately 33 stockholders of record.

We intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, are determined by our board of directors. To maintain our RIC status, we must distribute an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. In addition, to avoid certain excise taxes imposed on RICs, we are generally required to distribute at least 98% of our taxable income (both ordinary income and net capital gains) and 100% of any income realized, but not distributed or deemed distributed, in preceding years. If this requirement is not met, we will be required to pay a nondeductible excise tax equal to 4% of the amount by which the required distribution exceeds the distribution for the year. We intend to make distributions to stockholders on a quarterly basis of substantially all net taxable income.

We cannot assure you that we will achieve results that will permit the payment of any cash distributions and, if we incur indebtedness or issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our financial statements and the notes thereto contained elsewhere in this prospectus and any prospectus supplement.

Overview

We are a financial services company created to invest primarily in debt securities of small and mid-size private energy companies. We have elected to be regulated as a BDC under the 1940 Act and, as such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, for federal income tax purposes we operate so as to be treated as a RIC under the Code. Pursuant to these elections, we generally will not have to pay corporate-level taxes on any income and capital gains we distribute to our stockholders.

Our investment objective is to generate both current income and capital appreciation primarily through debt investments with certain equity components. A key focus area for our targeted investments in the energy industry is E&P businesses and midstream businesses that gather, process and transport oil and natural gas. We also evaluate investment opportunities in such businesses as coal, power, electricity, energy services and alternative energy. Our investments generally range in size from $10 million to $50 million; however, we may invest more or less depending on market conditions and our manager’s view of a particular investment opportunity. Our targeted investments primarily consist of debt instruments, including senior and subordinated loans combined in one facility, sometimes with an equity component, and subordinated loans, sometimes with equity components. We may also invest in preferred stock and other equity securities on a stand-alone basis.

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to energy companies, the level of acquisition and divestiture activity for such companies, the level and volatility of energy commodity prices, the general economic environment and the competitive environment for the types of investments we make. We believe that, for energy companies, the availability of debt capital from banks, mezzanine providers and alternative investment vehicles such as hedge funds has remained strong over the last twelve months and has continued to put downward pressure on spreads. However, we do not expect this availability of capital to impair our ability to make attractive long-term investment decisions with our capital. We remain committed to our underwriting and investment disciplines in selectively investing in appropriate risk-reward opportunities within the energy sector.

We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and capital gains or losses on any debt or equity securities that we acquire in portfolio companies and subsequently sell. Our investments, if in the form of debt securities, typically have a term of three to seven years and bear interest at a fixed or floating rate. To the extent achievable, we seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including commitment, origination, structuring, administration or due diligence fees; fees for providing managerial assistance; and possibly consultation fees. Any such fees generated in connection with our investments are recognized as earned.

Critical Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States, and include the accounts of the company and its wholly owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition for the periods presented. All significant intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

Prepaid Assets

Prepaid assets consist of premiums paid for directors’ and officers’ insurance and fidelity bonds with policy terms of one year and fees associated with the establishment of the credit facility. Such premiums and fees are amortized monthly on a straight line basis over the term of the policy or credit facility.

Concentration of Credit Risk

We place our cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Valuation of Investments

Investments are carried at fair value, as determined in good faith by our board of directors. On a quarterly basis, the investment team of our manager prepares valuations for all of the assets in our portfolio and presents the valuations to our valuation committee and our board of directors. The valuations are determined and recommended by the valuation committee to our board of directors, which reviews and ratifies the final portfolio valuations. See “Valuation Process.”

Investments in securities for which market quotations are readily available are recorded in our financial statements at such market quotations as of the valuation date adjusted for appropriate liquidity discounts, if applicable. For investments in securities for which market quotations are unavailable, or for which we have various degrees of trading restrictions, the investment team prepares valuation analyses, as generally described below.

Using the most recently available financial statements, forecasts and, when applicable, comparable transaction data, the investment team prepares valuation analyses for the various securities in our investment portfolio. These valuation analyses are prepared using traditional valuation methodologies which rely on estimates of the asset values and enterprise values of portfolio companies issuing securities.

The methodologies for determining asset valuations include estimates based on: the liquidation or sale value of a portfolio company’s assets, the discounted value of expected future net cash flows from the assets and third party valuations of a portfolio company’s assets, such as engineering reserve reports of oil and natural gas properties. We consider some or all of the above valuation methods to determine the estimated asset value of a portfolio company.

The methodologies for determining enterprise valuations include estimates based on: valuations of comparable public companies, recent sales of comparable companies, the value of recent investments in the equity securities of a portfolio company and the asset valuation methodologies described above. We consider some or all of the above valuation methods to determine the estimated enterprise value of the company.

Debt Securities: We value non-convertible debt securities at cost plus amortized original issue discount, or OID, to the extent that the estimated asset or enterprise value of the portfolio company exceeds the outstanding debt of a portfolio company. We value convertible debt securities at the higher of: 1) cost plus amortized original issue discount, or OID, to the extent that the estimated asset or enterprise value of the portfolio company equals or exceeds the outstanding debt of a portfolio company; and 2) our pro rata share, upon conversion, of the residual equity value of the portfolio company available after deducting all outstanding debt from its estimated enterprise value. If the estimated asset or enterprise value is less than the sum of the value of our debt investment and all other debt securities of the portfolio company pari passu or senior to our debt investment, we reduce the value of our debt investment beginning with our junior-most debt such that the asset or enterprise value less the value of the outstanding pari passu or senior debt is zero.

Equity Securities: We value investments in preferred and common equity securities (including warrants or options to acquire equity securities) based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value.

Property-Based Equity Participation Rights: We value investments in overriding royalty and net profits interests based on the asset valuation methodologies discussed above.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned.

Securities Transactions, Interest and Dividend Income Recognition

All securities transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Premiums and discounts are accreted into interest income using the effective interest method. Detachable warrants, other equity securities or property interests such as overriding royalty interests obtained in conjunction with the acquisition of debt securities are recorded separately from the debt securities at their initial fair value, with a corresponding amount recorded as a discount to the associated debt security. Income from overriding royalty interests is recognized as received and the recorded assets are charged depletion using the unit of production depletion method. The portion of the loan origination fees paid that represent additional yield or discount on a loan are deferred and accreted into interest income over the life of the loan using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized premium or discount is recorded as a realized gain or loss. Market premiums or discounts on acquired loans or fixed income investments are accreted into interest income using the effective interest method. Dividend income is recognized on the ex-dividend date. Accruing interest or dividends on investments is deferred when it is determined that the interest or dividend is not collectible. Collectibility of the interest and dividends is assessed, based on many factors including the portfolio company’s ability to service its loan based on current and projected cash flows, as well as the current valuation of the company’s assets.

Payment-in-Kind Interest

We may have investments in our portfolio that contain payment-in-kind, or PIK, provisions. PIK interest or dividends, computed at the contractual rate specified in each investment agreement, are added to the principal balance of the investment and recorded as interest or dividend income. For investments with PIK interest or dividends, we base income accruals on the principal balance including any PIK. If the portfolio company’s asset valuation is not sufficient to cover the contractual interest, we will not accrue interest or dividend income on the investment. To maintain our RIC status, this non-cash source of income must be paid out to stockholders in the form of dividends, even though we have not yet collected the cash. For the three and nine months ended September 30, 2007, we earned approximately $1,030,891 and $2,966,423 in PIK interest income, respectively, and $0 and $93,710 in PIK dividend income, respectively.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, considering unamortized fees and prepayment premiums, and without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period including the reversal of previously recorded unrealized appreciation or depreciation, when capital gains or losses are realized.

Fee Income Recognition

Fees primarily include financial advisory, transaction structuring, loan administration, commitment and prepayment fees. Financial advisory fees represent amounts received for providing advice and analysis to companies and are recognized as earned when such services are performed provided collection is probable. Transaction structuring fees represent amounts received for structuring, financing, and executing transactions and are generally payable only if the transaction closes. Such fees are deferred and accreted into interest income over the life of the loan using the effective interest method. Commitment fees represent amounts received for committed funding and are generally payable whether or not the transaction closes. On transactions that close within the commitment period, commitment fees are deferred and accreted into interest income over the life of the loan using the effective interest method. Commitment fees on transactions that do not close are generally recognized over the time period the commitment is outstanding. Prepayment and loan administration fees are recognized as they are received.

Dividends

Dividends to stockholders are recorded on the ex-dividend date. We currently intend that our distributions each year will be sufficient to maintain our status as a RIC for federal income tax purposes and to eliminate our liability for federal excise taxes. We intend to make distributions to stockholders on a quarterly basis of substantially all net taxable income. We also intend to make distributions of net realized capital gains, if any, at least annually. However, we may in the future decide to retain capital gains for investment and designate such retained dividends as a deemed distribution. The amount to be paid out as a dividend is determined by our board of directors each quarter and is based on the annual taxable earnings estimated by the manager. Based on that estimate, a dividend is declared each quarter and paid shortly thereafter.

Portfolio and Investment Activity

During the three months ended September 30, 2007, we added one company to our portfolio. On August 1, 2007, we purchased $5 million of the $85 million Second Lien Term Loan for Excel Mining Systems LLC, a private company headquartered in Bowerston, Ohio. The Second Lien Term Loan earns interest at LIBOR plus 725 basis points and is secured by second liens on substantially all of Excel’s assets. Proceeds from the Second Lien Term Loan will be used primarily to refinance existing indebtedness and pay a dividend.

As of September 30, 2007, our investment portfolio consisted of 16 portfolio companies invested as follows (as a percentage of the whole portfolio): 36.5% in senior secured term loans, 9.2% in senior subordinated secured notes, 0.8% in participating convertible preferred stock, 6.6% in member and partnership units, 2.2% in corporate notes and 12.0% in net profits interests. The balance of our investment portfolio (as a percentage of the whole portfolio) was comprised 31.0% in U.S. Treasury Bills, and 1.7% in cash and cash equivalents. At September 30, 2007, the weighted average yield on targeted portfolio investments, exclusive of capital gains, was 12.2%. The weighted average yield of our corporate notes was 5.8%. The weighted average yield of our U.S. Treasury Bills and cash equivalents was 3.9%. The weighted average yield on our total capital invested at September 30, 2007 was 9.3%. Yields are computed using interest rates as of the balance sheet date and include amortization of loan discount points, original issue discount and market premium or discount, weighted by their respective costs when averaged.

From commencement of investment operations in November 2004 through December 31, 2005, we had invested $126.7 million in seven portfolio companies, all energy-related, and received principal prepayments of $33.6 million. During 2006, we added investments of $121.8 million in 10 new portfolio companies plus funded $18.4 million to existing portfolio companies, for a total invested in 2006 of $140.2 million. Two portfolio companies repaid their loans during 2006 totaling $60.8 and we received additional principal repayments of $0.7 million. Following these transactions, from commencement of investment operations in November 2004 through December 31, 2006, we had invested $266.9 million in seventeen portfolio companies, all energy-related, and received principal prepayments of $95.1 million. At December 31, 2006, our targeted investment portfolio consisted of fourteen portfolio companies and was invested 37.7% in senior secured term loans, 10.8% in senior subordinated secured notes, 0.6% in participating convertible preferred stock, 4.4% in corporate notes, 1.2% in LLC units, 41.7% in U.S. Treasury Bills, and 3.6% in cash and cash equivalents.

RESULTS OF OPERATIONS

For the three and nine months ended September 30, 2007 and 2006

	Three months ended September 30,		Nine months ended September 30,
	2007	2006	2007	2006
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Total investment income	$9,059,365	$7,556,954	$27,279,936	$18,552,766
Total operating expenses	3,800,858	2,817,821	13,092,724	6,935,380
Net investment income	5,258,507	4,739,133	14,187,212	11,617,386
Net realized capital gain (loss) on portfolio securities and corporate notes	(351,114)	(174,401)	6,315,744	(174,401)
Net increase (decrease) in unrealized appreciation (depreciation) on portfolio securities and corporate notes	(712,268)	775,859	5,308,882	(1,730,662)
Net increase in stockholders’ equity (net assets) resulting from operations	$4,195,125	$5,340,591	$25,811,838	$9,712,323

Investment Income

Investment income for the quarter ended September 30, 2007 was $9.1 million with $7.7 million attributable to targeted investments in thirteen portfolio companies, $0.2 million from corporate notes and $1.2 million attributable to investments in cash equivalents. This compares to investment income for the quarter ended September 30, 2006 of $7.6 million with $5.7 million attributable to targeted investments in fourteen portfolio companies, $0.3 million from corporate notes, $0.2 million in fee income from third parties and affiliates, and $1.4 million attributable to investments in cash equivalents, agency notes and auction rate securities.

For the nine months ended September 30, 2007, investment income increased by $8.7 million, or approximately 47%, to $27.3 million from $18.6 million for the same period in 2006. For the nine months ended September 30, 2007, we recorded $21.9 million of investment income attributable to targeted investments in portfolio companies, $0.7 million from corporate notes, $4.4 million attributable to investments in cash equivalents, and $0.3 million in fee income from third parties and affiliates. This compares to investment income of $13.5 million attributable to targeted investments in portfolio companies, $0.9 million from corporate notes, $0.4 million in fee income from third parties and affiliates, and $3.8 million attributable to investments in cash equivalents and auction rate securities for the same period in 2006. The increase in investment income is primarily due to the 58% increase in the average quarterly balance of targeted investments as of September 30, 2007 compared to September 30, 2006.

Operating Expenses

For the quarter ended September 30, 2007, operating expenses were $3.8 million compared to $2.8 million for the quarter ended September 30, 2006. The 2007 amount consisted of investment advisory and management and incentive fees of $1.1 million, insurance expenses, administrative services fees, professional fees, directors’ fees and other general and administrative expenses of $1.0 million and credit facility interest and fees of $1.7 million. In comparison, for the quarter ended September 30, 2006, investment advisory and management fees were $1.1 million, insurance expenses, administrative services fees, professional fees, directors’ fees and other general and administrative expenses were $0.9 million and credit facility fees were $0.8 million.

For the nine months ended September 30, 2007, operating expenses were $13.1 million compared to $6.9 million for the same period of 2006. The 2007 amount consisted of investment advisory and management and incentive fees of $5.3 million, insurance expenses, administrative services fees, professional fees, directors’ fees and other general and administrative expenses of $2.9 million and credit facility interest and fees of $4.9 million. In comparison, for the nine months ended September 30, 2006, investment advisory and management fees were $3.4 million, insurance expenses, administrative services fees, professional fees, directors’ fees and other general and administrative expenses were $2.5 million and credit facility fees were $1.0 million. The increase in operating expenses from 2006 compared to 2007 is attributable to higher investment advisory and management fees resulting from higher average total assets, increased interest expenses and fees due to higher borrowings, and increased incentive fees resulting from favorable portfolio performance.

Operating expenses for the three and nine month periods include our allocable portion of the total organizational and operating expenses incurred by us, our manager, and our administrator, as determined by our Board of Directors and representatives of our manager and our administrator. According to the terms of the investment advisory agreement, the base management fee is calculated quarterly as 0.45% of the average of our total assets as of the end of the two previous quarters. The Manager has agreed to waive permanently, subsequent to September 30, 2007, that portion of the management fee attributable to U.S. Treasury securities acquired with borrowings under our credit facilities to the extent the amount of such securities exceeds $100 million.

Net Investment Income

For the third quarter of 2007, net investment income was $5.3 million compared to $4.7 million for the third quarter of 2006, primarily due to increased interest income on the higher portfolio balances partially offset by higher management and incentive fees, general and administrative expenses and interest and credit facility fees. Net investment income for the nine months ended September 30, 2007 was $14.2 million compared to $11.6 million for nine months ended September 30, 2006 primarily due to increased interest income on the higher portfolio balances partially offset by higher management and incentive fees, general and administrative expenses and interest and credit facility fees.

Unrealized Appreciation or Depreciation on Investments

For the third quarter of 2007, net unrealized depreciation was $0.7 million, compared to $0.8 million net unrealized appreciation for the third quarter of 2006. The $1.5 million decrease is attributable to a $0.7 million net decrease in the fair values of our targeted investments and a $0.8 million decrease in market prices of our corporate notes. For the nine months ended September 30, 2007, net unrealized appreciation was $5.3 million, compared to $1.7 million net unrealized depreciation for the same period of 2006. The $7.0 million increase is attributable to a $6.0 million increase in the fair values of our targeted investments and a $1.0 million increase in market prices of our corporate notes.

Net Realized Gains

For the quarter ended September 30, 2007, we realized a capital loss of $0.4 million from the sale of $6 million in corporate notes. For the nine months ended September 30, 2007, we realized a net capital gain of $6.3 million from the sale of client warrants, overriding royalty interests and corporate notes. For the quarter and nine months ended September 30, 2006, we realized a capital loss of $174,401 on the sale of $2 million in corporate notes.

Net Increase in Stockholders’ Equity Resulting from Operations

For the quarter ended September 30, 2007, we had a net increase in stockholders’ equity (net assets) resulting from operations of $4.2 million, or $0.24 per share, compared to $5.3 million, or $0.31 per share for the quarter ended September 30, 2006. For the nine months ended September 30, 2007 the net increase in stockholders’ equity (net assets) resulting from operations was $25.8 million, or $1.49 per share, compared to $9.7 million, or $0.56 per share for the nine months ended September 30, 2006. The $16.1 million, or $0.93 per share net increase in stockholders’ equity (net assets) resulting from operations is attributable to overall increased investment income and $6.3 million in net realized capital gains during the nine months ended September 30, 2007.

For the year ended December 31, 2006 and 2005

	Year ended December 31,
	2006	2005
Total investment income	$27,517,093	$17,306,794
Total operating expenses	10,970,889	6,898,885
Net investment income	16,546,204	10,407,909
Net realized capital gain (loss) on portfolio securities and corporate notes	(245,859)	1,338,351
Net increase (decrease) in unrealized appreciation (depreciation) on portfolio securities and corporate notes	(1,299,127)	(394,933)
Net increase in stockholders’ equity (net assets) resulting from operations	$15,001,218	$11,351,327

Investment Income

Investment income was $27.5 million for the year ended December 31, 2006, compared to $17.3 million for the year ended December 31, 2005, resulting in a 59% increase. Investment income for the year ended December 31, 2006 consisted of $20.5 million attributable to targeted investments in sixteen portfolio companies, $1.1 million attributable to investments in corporate notes, $5.4 million attributable to investments in cash and cash equivalents and $0.5 million attributable to fee income from third parties and affiliates. Investment income for the year ended December 31, 2005 consisted of $10.9 million attributable to targeted investments in seven portfolio companies, $1.9 million attributable to investments in corporate notes, $4.2 million attributable to investments in cash and cash equivalents and $0.3 million attributable to fee income from third parties and affiliates.

The weighted average yield on targeted portfolio investments was 12.0% at December 31, 2006. The weighted average yield on investments in corporate notes was 5.5% and on investments in U.S. Treasury bills and cash and cash equivalents was 4.6% as of December 31, 2006. The weighted average yield on our total capital invested at December 31, 2006 was 8.3%. Yields are computed using interest rates as of the balance sheet date and include amortization of loan discount points, original issue discount and market premium or discount, weighted by their respective costs when averaged.

The weighted average yield on targeted portfolio investments was 12.9% at December 31, 2005. The weighted average yield on investments in corporate notes was 5.4% and on investments in U.S. Treasury bills and cash and cash equivalents was 3.3% as of December 31, 2005. The weighted average yield on our total capital invested at December 31, 2005 was 7.0%. Yields are computed using interest rates as of the balance sheet date and include amortization of loan discount points, original issue discount and market premium or discount, weighted by their respective costs when averaged.

Operating Expenses

For the year ended December 31, 2006, operating expenses totaled $11.0 million, compared to $6.9 million for the year ended December 31, 2005. The 2006 amount consisted of investment advisory fees of $4.7 million and insurance expenses, professional fees, directors’ fees and other general and administrative expenses

(including our allocated share of employee, facilities, marketing and stockholder services costs) of $3.7 million. Interest expense totaled $2.6 million. Compared to 2005, the 2006 increase in operating expenses of $4.1 million was largely the result of a $1.0 million increase in investment advisory and management fees due to higher average net assets, a $2.4 million increase in interest expense due to borrowings under the Treasury Credit Agreement, and a $0.7 million increase in other general and administrative expenses. Operating expenses for the year ended December 31, 2005 consisted of investment advisory and management fees of $3.7 million (including $0.03 million of capital gains incentive fees), interest expense of $0.2 million and insurance expenses, professional fees, directors’ fees and other general and administrative expenses (including our allocated share of employee, facilities, marketing and stockholder services costs) of $3.0 million.

Net Investment Income

For the year ended December 31, 2006, net investment income was $16.55 million compared to net investment income of $10.41 million for the year ended December 31, 2005, primarily due to increased interest on the higher portfolio balances partially offset by higher management fees and general and administrative expenses.

Unrealized Appreciation or Depreciation on Investments

For the year ended December 31, 2006, net unrealized depreciation was $1.3 million, compared to net unrealized depreciation of $0.39 million for the year ended December 31, 2005. The $0.91 million increase was attributable to unrealized depreciation on our portfolio securities of $0.72 million and unrealized depreciation on our corporate notes of $0.19 million.

Net Realized Gains and Losses

For the year ended December 31, 2006, we realized capital losses of $0.25 million on the sale of $4.0 million in corporate notes.

For the year ended December 31, 2005, we realized capital gains of $1.34 million, consisting of $1.02 million from the sale of overriding royalty interests associated with our Millennium investment and $0.32 million from the sale of $25.0 million in corporate notes.

Net Increase (Decrease) in Stockholders’ Equity Resulting from Operations

For the year ended December 31, 2006, we had a 32% net increase in stockholders’ equity (net assets) resulting from operations of $15.0 million, or $0.86 per share, compared to a net increase of $11.4 million, or $0.65 per share for the year ended December 31, 2005.

For the year ended December 31, 2005 and the period August 6, 2004 (commencement of operations) through December 31, 2004

	Year ended December 31,	Period August 6, 2004 (commencement of operations) through December 31,
	2005	2004
Total investment income	$17,306,794	$853,038
Total operating expenses	6,898,885	1,443,255
Net investment income (loss)	10,407,909	(590,217)
Net realized capital gain (loss) on portfolio securities and corporate notes	1,338,351	—
Net increase (decrease) in unrealized appreciation (depreciation) on portfolio securities and corporate notes	(394,933)	290,789
Net increase (decrease) in stockholders’ equity (net assets) resulting from operations	$11,351,327	$(299,428)

Investment Income

Investment income was $17.3 million for the year ended December 31, 2005 and $0.9 million for the period August 6, 2004 (commencement of operations) through December 31, 2004. Investment income for the year ended December 31, 2005 consisted of $10.9 million attributable to targeted investments in portfolio companies, $1.9 million attributable to investments in corporate notes, $4.2 million attributable to investments in cash and cash equivalents and $0.3 million attributable to fee income from third parties and affiliates. The comparable amounts for the period August 6, 2004 (commencement of operations) through December 31, 2004 were approximately $0.2 million attributable to targeted investments in portfolio companies and approximately $0.6 million attributable to investments in cash and cash equivalents.

The weighted average yield on targeted portfolio investments was 12.9% at December 31, 2005. The weighted average yield on investments in corporate notes was 5.4% and on investments in U.S. Treasury bills and cash and cash equivalents was 3.3% as of December 31, 2005. The weighted average yield on our total capital invested at December 31, 2005 was 7.0%. Yields are computed using interest rates as of the balance sheet date and include amortization of loan discount points, original issue discount and market premium or discount, weighted by their respective costs when averaged.

Operating Expenses

For the year ended December 31, 2005, operating expenses totaled $6.9 million, compared to $1.4 million for the period August 6, 2004 (commencement of operations) through December 31, 2004. This amount consisted of investment advisory and management fees of $3.7 million (including $0.03 million of capital gains incentive fees), interest expense of $0.2 million and insurance expenses, professional fees, directors’ fees and other general and administrative expenses (including our allocated share of employee, facilities, marketing and stockholder services costs) of $3.0 million. In comparison, those amounts were $0.45 million for investment advisory and management fees and $1.0 million for insurance expenses, professional fees, directors’ fees and other general and administrative expenses (including our allocated share of employee, facilities, marketing and stockholder services costs) for the period August 6, 2004 (commencement of operations) through December 31, 2004, including a non-recurring charge of approximately $0.7 million in expenses related to the organization of the Company.

The operating expenses for the year ended December 31, 2005 and the period August 6, 2004 (commencement of operations) through December 31, 2004 represented our allocable portion of the total organizational and operating expenses incurred by us, our manager, and our administrator, as determined by our board of directors and representatives of our manager and our administrator taking into account our start-up nature. As our operations continue to mature, the amount of operating expenses allocated to us under the terms of our investment advisory and administration agreements with our manager and our administrator could likely increase. In addition, according to the terms of the investment advisory agreement, beginning on December 1, 2005 and thereafter, the base management fee is calculated quarterly as 0.45% of the average of our total assets as of the end of the two previous quarters, an increase from the lesser of $900,000 or 0.375% of such average. Although we would anticipate any increased expenses to be mitigated by increased operating revenues, our net income and dividends in future periods could be reduced by increases in operating expenses.

Net Investment Income

For the year ended December 31, 2005, net investment income was $10.4 million compared to a net investment loss of $0.6 million for the period August 6, 2004 (commencement of operations) through December 31, 2004.

Unrealized Appreciation or Depreciation on Investments

For the year ended December 31, 2005, net unrealized depreciation was $0.4 million, compared to net unrealized appreciation of $0.3 million for the period August 6, 2004 (commencement of operations) through

December 31, 2004. The decrease was attributable to unrealized appreciation on our portfolio securities of $0.8 million and unrealized depreciation on our corporate notes of $1.2 million.

Net Realized Gains

For the year ended December 31, 2005, we realized capital gains of $1.3 million, consisting of $1.0 million from the sale of overriding royalty interests associated with our Millennium investment and $0.3 million from the sale of $25.0 million in corporate notes.

Net Increase (Decrease) in Stockholders’ Equity Resulting from Operations

For the year ended December 31, 2005, we had a net increase in stockholders’ equity (net assets) resulting from operations of $11.4 million, or $0.65 per share, compared to a net decrease of ($0.3) million, or ($0.02) per share for the period August 6, 2004 (commencement of operations) through December 31, 2004.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

During the first nine months of this fiscal year, we generated cash from operations, including interest earned on our portfolio securities, as well as our investments in corporate notes, U.S. government securities and other high quality debt securities that mature in one year or less. At September 30, 2007, we had cash and cash equivalents of $7.1 million, investments in U.S. Treasury Bills of $127.8 million and investments in corporate notes of $8.9 million.

As of September 30, 2007, we had investments in or commitments to fund loan facilities to 16 portfolio companies totaling $331 million, of which $262 million was drawn. We expect to fund our investments in 2007 from income earned on our portfolio and temporary investments and from borrowings under our credit facilities. In the future, we may also fund a portion of our investments with issuances of equity or senior debt securities. We may also securitize a portion of our investments. We expect our primary use of funds to be investments in portfolio companies, cash distributions to holders of our common stock and payment of fees and other operating expenses.

On August 31, 2006, we simultaneously repaid our original credit facility and entered into two new syndicated credit facilities totaling $180 million, with SunTrust Bank as the administrative agent, each with a three year term. The first facility, the Senior Secured Revolving Credit Facility, or the Investment Facility, had an initial availability of $80 million with the ability to increase availability to $175 million over time. As of October 18, 2007 $100.0 million was available under the Investment Facility. Proceeds from the Investment Facility will be used to supplement our equity capital in making portfolio investments. Interest on the Investment Facility will be charged at either (i) LIBOR plus 125 to 225 basis points, based on our outstanding borrowings, or (ii) the higher of the lender prime rate plus 0 to 75 basis points or the federal funds rate plus 50 basis points. The second facility, the Senior Treasury Secured Revolving Credit Facility, or the Treasury Facility, permits us to borrow up to $100 million. Proceeds from the Treasury Facility have been used to facilitate the growth of our investment portfolio and provide flexibility in the sizing of its portfolio investments. Interest on the Treasury Facility will be charged at either (i) LIBOR plus 25 basis points, or (ii) the higher of the lender prime rate or the federal funds rate plus 50 basis points. The credit facilities are collateralized by substantially all of our assets. As of September 30, 2007, we had $100 million outstanding under the Treasury Facility and $51 million outstanding under the Investment Facility.

The obligations under the Investment Facility are collateralized by substantially all of our assets, except certain assets that secure the Treasury Facility and are guaranteed by our existing and future subsidiaries, other than special purpose subsidiaries and certain other subsidiaries. The Investment Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio of net asset value to consolidated total indebtedness (excluding net hedging liabilities) of us and our subsidiaries, of not less than

2.25:1.0, (b) maintaining a ratio of net asset value to consolidated total indebtedness (including net hedging liabilities) of us and our subsidiaries, of not less than 2.0:1.0, (c) maintaining a ratio of net income (excluding revenue from collateral under the Treasury Facility) plus interest, taxes, depreciation and amortization expenses, or EBITDA, to interest expense (excluding interest on loans under the Treasury Facility) of us and our subsidiaries of not less than 3.0:1.0, (d) limitations on additional indebtedness, (e) limitations on liens, (f) limitations on mergers and other fundamental changes, (g) limitations on dividends, (h) limitations on disposition of assets other than in the normal course of business, (i) limitations on transactions with affiliates, (j) limitations on agreements that prohibit liens on our properties and our subsidiary guarantors, (k) limitations on sale and leaseback transactions, (l) limitations on speculative hedging transactions, and (m) limitations on the aggregate amount of unfunded commitments.

On October 18, 2007, we amended our Treasury Facility to increase the credit available under the facility to an amount not to exceed $175 million by obtaining additional commitments from existing lenders or new lenders. Proceeds from the Treasury Facility have been used to facilitate the growth of our investment portfolio and provide flexibility in the sizing of its portfolio investments. The Treasury Credit Agreement has a three year term and bears interest, at our option, at either (i) LIBOR plus 25 basis points or (ii) the base rate. As of September 30, 2007, the interest rate was 6.0025% (LIBOR rate of 5.7525% plus 25 basis points) on our $100 million outstanding balance under the Treasury Facility. Prepayments of loans under the Treasury Credit Agreement made during the first year are subject to a premium equal to 1% of the amount so prepaid.

The obligations under the Treasury Facility are collateralized by certain securities accounts assets and are guaranteed by our existing and future subsidiaries, other than special purpose subsidiaries and certain other subsidiaries. The Treasury Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio of net asset value to consolidated total indebtedness (excluding net hedging liabilities) of us and our subsidiaries, of not less than 2.25:1.0, (b) maintaining a ratio of net asset value to consolidated total indebtedness (including net hedging liabilities) of us and our subsidiaries, of not less than 2.0:1.0, (c) maintaining a ratio of EBITDA (excluding revenue from cash collateral) to interest expense (excluding interest on loans under the Treasury Facility) of us and our subsidiaries of not less than 3.0:1.0, (d) maintaining a ratio of collateral to the aggregate principal amount of loans under the Treasury Facility of not less than 1.01:1.0, (e) limitations on additional indebtedness, (f) limitations on liens, (g) limitations on mergers and other fundamental changes, (h) limitations on dividends, (i) limitations on disposition of assets other than in the normal course of business, (j) limitations on transactions with affiliates, (k) limitations on agreements that prohibit liens on our properties and our subsidiary guarantors, (l) limitations on sale and leaseback transactions, (m) limitations on speculative hedging transactions, and (n) limitations on the aggregate amount of unfunded commitments.

On August 31, 2007, we amended our credit facilities. These amendments clarified certain (i) covenants relating to the maximum permitted amount of our unfunded commitments to provide loans, advances or guarantees with respect to certain of its investments under each facility, (ii) covenants relating to our use of proceeds under our Investment Facility and (iii) defined terms under each facility.

We had borrowed $126.25 million as of November 26, 2007 under the Treasury Facility. The Manager has agreed to waive permanently, subsequent to September 30, 2007, that portion of the management fee attributable to U.S. Treasury securities acquired with borrowings under our credit facilities to the extent the amount of such securities exceeds $100 million. Also, on October 18, 2007, commitments on our Investment Facility increased from $80 million to $100 million. We had borrowed $34.75 million as of November 26, 2007 under the Investment Facility.

In addition to our credit facilities, we may also fund a portion of our investments with issuances of equity or senior debt securities. We may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. We expect our primary use of funds to be investments in portfolio companies, cash distributions to holders of our common stock and payment of fees and other operating expenses.

A summary of our contractual payment obligations as of December 31, 2006 and September 30, 2007 is as follows:

Contractual Obligations	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
December 31, 2006:
Long-term debt obligations—revolving credit facilities(1)	$100,000,000	$—	$100,000,000	$—	$—

Total	$100,000,000	$—	$100,000,000	$—	$—

September 30, 2007:
Long-term debt obligations—revolving credit facilities(1)	$151,000,000	$—	$151,000,000	$—	$—

Total	$151,000,000	$—	$151,000,000	$—	$—

(1)	Excludes accrued interest amounts.

DIVIDENDS

We have elected to operate our business so as to be taxed as a RIC under Subchapter M of Chapter 1 of the Code. To maintain our RIC status, we must distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses) and net tax-exempt interest (if any). In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount equal to at least the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gain net income (i.e., realized capital gains in excess of realized capital losses), for the one-year period ending on October 31 in that calendar year, and (3) 100% of any ordinary income or capital gain net income not distributed in prior years. We currently intend to make sufficient distributions to satisfy the annual distribution requirement and to avoid the excise taxes.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings when applicable to us as a BDC under the 1940 Act and due to provisions in our credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level. See “Price Range of Common Stock and Distributions” for table setting forth quarterly dividends per share since shares of our common stock began being quoted on The Nasdaq Stock Market.

RELATED PARTY TRANSACTIONS

We are party to an investment advisory agreement with our manager, in which our management team has ownership and financial interests. Our manager’s services under the investment advisory agreement are not exclusive, and it is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us and directly compete with us for particular investments, so long as its services to us are not impaired by the provision of such services to others. In addition, NGP’s private equity funds are permitted to make investments similar to our targeted investments. We do not anticipate that our management team will provide advisory services to other investment vehicles with common investment objectives to ours, and it is our understanding that NGP’s private equity funds have no current intention of making investments similar to our targeted investments. However, if our management team does provide such services to other investment vehicles in the future, our management team and the investment professionals of our manager and its affiliates, including NGP’s private equity funds, might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us. In addition, our executive officers and directors serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. We may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with our manager. However, our management team intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, so that we are not disadvantaged in relation to any other client.

We are party to a license agreement with NGP Energy Capital Management, LLC, pursuant to which NGP has granted us a non-exclusive, royalty-free license to use the “Natural Gas Partners” and “NGP” names. In addition, pursuant to the terms of the administration agreement, our administrator provide us with the office facilities and administrative services necessary to conduct our day-to-day operations. Affiliates of NGP own and control our administrator.

PORTFOLIO CREDIT QUALITY

We maintain a system to evaluate the credit quality of our investments. While incorporating quantitative analysis, this system is a qualitative assessment. This system is intended to reflect the overall performance of a portfolio company’s business, the collateral coverage of an investment, and other relevant factors. Based on this system, the overall credit quality of our targeted investment portfolio remained satisfactory in the quarter ended September 30, 2007. Of the nineteen rated investments as of September 30, 2007, six improved in rating, five declined in rating, and eight retained the same rating when compared to the prior quarter end. Investments approximating $28 million, or approximately 10% of the $267.5 million in targeted investments, are carried on our watch list due to slower than expected development of the assets supporting the investments or deterioration in asset coverage. See “Business—Ongoing Relationships With Portfolio Companies.”

During the quarter ended September 30, 2007, we recorded additional unrealized appreciation of $2.1 million on our targeted investments, reflecting the fair value of expected future income and gains from those investments. Also during the third quarter of 2007, we recorded aggregate unrealized depreciation of $2.9 million in the fair value of targeted investments to reflect the potential for loss of capital inherent in those investments. We placed one of these investments on non-accrual status effective July 1, 2007. The net change to the value of our portfolio resulting from these changes is a $0.8 million increase in unrealized depreciation for the quarter ended September 30, 2007.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Our business activities contain elements of risk. We consider the principal market risks to be: credit risk, risks related to the energy industry, illiquidity of individual investments in our investment portfolio, leverage risk, and risks related to fluctuations in interest rates.

Credit risk is the principal market risk associated with our business. Credit risk originates from the fact that some of our portfolio companies may become unable or unwilling to fulfill their contractual payment obligations to us and may eventually default on those obligations. These contractual payment obligations arise under the debt securities and other investments that we hold. They include payment of interest, principal, dividends, royalties, fees and payments under guarantees and similar instruments. Our manager endeavors to mitigate and manage credit risk through the analysis, structure, and requirements of our investments. Prior to making an investment, our manager evaluates it under a variety of scenarios to understand its sensitivity to changes in critical variables and assumptions and to assess its potential credit risk. The structures for our investments are designed to mitigate credit risk. For example, debt investments are often secured by the underlying assets of our portfolio companies; for some investments, our manager may require that our portfolio companies enter into commodity price hedges on a portion of their production to minimize the sensitivity of their projected cash flows to declines in commodity prices; and, in many instances, there is capital junior to ours in the capital structure of our portfolio companies. Our investments generally require routine reporting, periodic appraisal of asset values, and covenant requirements designed to minimize and detect developing credit risk.

We concentrate our investments in the securities of companies that operate in the energy industry. That industry is replete with risks that may affect individual companies or may systematically affect our entire investment portfolio. The revenues, income (or losses), cash flow available for debt service or distribution, and valuations of energy companies can be significantly impacted by any one or more of the following factors: commodity pricing risk, operational risk, weather risk, depletion and exploration risk, production risk, demand risk, competition risk, valuation risk, financing risk, and regulatory risk. Elaboration of these risks is provided in “Risk Factors.” Through our credit risk management process, we endeavor to mitigate and manage these risks as they relate to individual portfolio companies and, by extension, to our entire portfolio of investments. However, we cannot be assured that our manager’s efforts to mitigate and manage credit risk and the risks associated with the energy industry will successfully insulate us from any and all losses, either at the level of individual portfolio companies or, more broadly, for our entire investment portfolio.

We primarily invest in illiquid debt and other securities of private companies. In some cases these investments include additional equity components. Our investments generally have no established trading market or are generally subject to restrictions on resale. The illiquidity of our investments may adversely affect our ability to dispose of debt and equity securities at times when it may be otherwise advantageous for us to liquidate such investments (for example, for management of the various diversification requirements we are subject to as a BDC and as a RIC, or for management of credit risk). In such instances, the proceeds realized from such a liquidation would likely be significantly less than the long term value of the liquidated investments.

We anticipate that we will use a combination of long-term and short-term borrowings to supplement our equity capital to finance our investing activities. We expect to use our revolving line of credit as a means to bridge to long-term financing. These borrowings will rank senior in our capital structure to interests of our stockholders and, thus, will have a senior claim on earnings and cash flows generated by our investment portfolio. To the extent that we are able to invest the borrowed money at rates in excess of the cost of that money, we will generate greater returns on our equity capital than would have been the case without the borrowed money. However, if we have losses in our investment portfolio, we must first service or repay the borrowings. This would potentially subject our stockholders to the risk of greater loss than would have been the case without the borrowed money. Elaboration of the risks associated with the issue of senior securities is provided in “Risk Factors.”

Another facet of utilizing borrowed money to make investments is that our net investment income will be dependent upon the difference, or spread, between the rate at which we borrow funds and the rate at which we invest those funds. We mitigate the risk of asymmetric movements in the cost of borrowing versus investment return generally by following a practice of funding floating rate investments with equity capital or floating rate debt, and fixed rate investments with equity capital or fixed rate debt. As of September 30, 2007, approximately 37% of the investments in our portfolio were at fixed rates, while approximately 63% were at variable rates. In addition, we may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of each fiscal year ended December 31 since we commenced operations, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facilities
Fiscal 2007 (as of September 30, 2007, unaudited)	$151,000,000	$2,680.22	$—	N/A
Fiscal 2006 (as of December 31, 2006)	$100,000,000	$3,432.58	—	N/A
Fiscal 2005 (as of December 31, 2005)	—	N/A	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable, as senior securities are not registered for public trading.

BUSINESS

Introduction

NGP Capital Resources Company

We are a financial services company incorporated in July 2004 as a Maryland corporation to invest primarily in small and mid-size private energy companies, which we generally define as companies that have net asset values or annual revenues of less than $500 million and are not issuers of publicly traded securities. Our investment objective is to generate both current income and capital appreciation primarily through debt investments with certain equity components. We are a closed-end non-diversified management investment company that has filed an election to be regulated as a BDC under the 1940 Act and to be treated as a RIC under the Code.

A key focus area for our targeted investments in the energy industry is E&P businesses and midstream businesses that gather, process and transport oil and natural gas. We also evaluate investment opportunities in such businesses as coal, power, electricity, energy services and alternative energy. Our investments generally range in size from $10 million to $50 million; however, we may invest more or less depending on market conditions and our manager’s view of a particular investment opportunity. Our targeted investments primarily consist of debt instruments, including senior and subordinated loans combined in one facility, sometimes with an equity component, and subordinated loans, sometimes with equity components. We may also invest in preferred stock and other equity securities on a stand-alone basis.

Our Manager

Our operations are conducted by our external manager, NGP Investment Advisor, L.P. Our manager is owned by NGP and our administrator. NGP manages the NGP Funds, which have specialized in providing equity capital to the energy industry since November 1988. Since inception, NGP has had over $7.7 billion of cumulative capital under management. Kenneth A. Hersh and David R. Albin, who serve on our board of directors, have directed the investment of the NGP Funds during the 19-year period since the inception of the initial fund.

Our manager’s day-to-day operations are directed by our executive officers: John H. Homier, President and Chief Executive Officer; Stephen K. Gardner, Chief Financial Officer, Secretary and Treasurer; and R. Kelly Plato, Senior Vice President, who have more than 50 years combined experience in the energy and finance industries. Prior to founding the Company, Mr. Homier worked for more than 25 years at two separate major financial institutions where he was responsible for building and managing successful energy finance businesses. Mr. Gardner has over 15 years experience in financial and transactional management in the oil and natural gas industry and has served as chief financial officer of both public and private energy companies. Mr. Plato began his career as a petroleum engineer for an independent exploration and production company, after which he has spent more than 10 years in the energy finance business.

Our manager’s investment decisions are reviewed and approved (by majority determination) by its investment committee, consisting of Mr. Homier, our Chief Investment Officer, Mr. Hersh, who is our Board Chairman, and Richard L. Covington and William J. Quinn, each of whom is a senior NGP investment professional. The investment committee is supported by our manager’s team of 10 investment professionals.

Our Energy Investment Focus

We focus our investments in the energy industry in companies that have an existing asset base or that will acquire assets that are expected to provide security for most of our investments. The energy industry broadly includes three sectors, generally categorized as follows:

•

Upstream - businesses that find, develop and extract energy resources, including natural gas, crude oil and coal from onshore and offshore geological reservoirs and companies that provide services to those businesses.

•

Midstream - businesses that gather, process, store and transmit energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.

•

Downstream - businesses that refine, market and distribute refined energy resources, such as customer-ready natural gas, propane and gasoline, to end-user customers, businesses engaged in the generation, transmission and distribution of power and electricity and businesses engaged in the production of alternative energy.

Within these broad sectors, our key area of focus is small and mid-size energy companies engaged in the upstream and midstream oil and natural gas sectors. In addition we seek investment opportunities in the downstream sector, including investments related to alternative energy, power and electricity.

Investment Structures

Our targeted investments primarily consist of:

•	debt instruments including senior and subordinated loans combined in one facility with an equity component, which we refer to as vertical loans;

•	subordinated loans; and

•	subordinated loans with equity components, which we refer to as mezzanine investments.

In many cases, we arrange to receive an equity or property participation interest in the properties, projects and/or companies that we finance as a part of our compensation for extending credit. These equity components may take a variety of forms. In many of our investments we anticipate that we will receive a property-based equity interest. In addition, in certain investments we may also receive a right to acquire equity securities of the borrowing company, such as a warrant or option, or we may receive a direct preferred equity interest or other similar participating interest in the company’s equity.

We also may invest a portion of our assets in loans to, or securities of, foreign companies. We will limit any such investments to less than 10% of our assets.

Investment Activity

Since commencing investment operations in November 2004 through September 30, 2007, we have invested $467 million in 23 portfolio companies, all energy-related. Most of our current portfolio companies are E&P businesses engaged in the acquisition, development and production of oil and natural gas properties in and along the Gulf Coast, Permian Basin, Mid-continent and Rocky Mountain areas. We also have investments in an oilfield service company with operations in Arkansas, Louisiana and Texas; an Ohio-based manufacturer of specialty mining products and a Kentucky-based specialty coal company with mining and processing operations in the Central Appalachian region of the United States. As of September 30, 2007, our investment portfolio consisted of 16 portfolio companies invested as follows (as a percentage of the whole portfolio): 36.5% in senior secured term loans, 9.2% in senior subordinated secured notes, 0.8% in participating convertible preferred stock, 6.6% in member and partnership units, 2.2% in corporate notes and 12.0% in net profits interests. The balance of our investment portfolio (as a percentage of the whole portfolio) was comprised 31.0% in U.S. Treasury Bills and 1.7% of cash and cash equivalents. At September 30, 2007, the weighted average yield on targeted portfolio investments, exclusive of capital gains, was 12.2%. The weighted average yield of our corporate notes was 5.8%. The weighted average yield of our U.S. Treasury Bills and cash equivalents was 3.9%. The weighted average yield on our total capital invested at September 30, 2007 was 9.3%. Yields on investments are computed using interest rates as of the balance sheet date and include amortization of loan discount points, original issue discount and market premium or discount, weighted by their respective costs when averaged.

Our Investment Approach

Our investment approach seeks attractive returns while attempting to limit the risk of potential loss. In the process of screening and evaluating potential investment opportunities, our manager considers the following general criteria. However, not all of these criteria may be met by each prospective investment.

•

Strong Management. We recognize the importance of strong, committed management teams to the success of an investment and seek to invest in companies with management teams that generally have strong technical, financial, managerial and operational capabilities and a competitive edge in certain aspects of their businesses, which may come from extensive experience and knowledge in certain geographical areas and/or superior technological or transactional capabilities.

•

Identified Properties with Development-Oriented Risk. Our investment philosophy places a premium on investments having strong underlying asset values established by engineering and technical analysis, rather than investments that rely solely on rising energy commodity prices, exploratory drilling success or factors beyond the control of a portfolio company. We focus on companies that have strong potential for enhancing asset value through factors within their control. Examples of these types of factors include operating cost reductions and revenue increases driven by improved operations of previously under-performing or under-exploited assets. These factors involve implementing engineering and operational plans to increase cash flow through such means as development drilling of upstream assets; optimizing the performance of midstream or downstream assets like pipelines, processing plants or power plants that have been underutilized; or construction of new plants and facilities.

•

Collateral Security. Most of our targeted investments are secured by the same assets that secure traditional senior bank debt, in either a first or second lien position. However, in certain instances, we may make investments in our portfolio companies on an unsecured basis. In instances where we lend subordinated debt only and another party lends senior debt, we generally seek a second lien behind the senior lender on the borrower’s assets.

•

Capacity to Return Investment Principal. We perform financial sensitivity analyses when evaluating and structuring investments to analyze the effect of a confluence of unfavorable events on the investment’s ability to return investment principal. For an upstream transaction, these might include poor reserve development coupled with falling commodity prices or higher than expected costs. We seek to make and be compensated for investments in which the yield on, and the timing of the yield of, our investment capital may be at risk, but not the repayment of our capital.

•

Exit Strategy. We seek to invest in companies that have multiple means of repayment of our investment, including: a steady stream of cash flow; the completion of asset development activities that allow a company to be able to refinance our facility, often with senior debt; or the sale of the company’s assets or the entire portfolio company.

Our manager generally structures investments that have collateral coverage from the value of the underlying assets and from the cash flows of those assets. We perform extensive due diligence, exercise discipline with respect to company valuations and institute appropriate structural protections in our investment agreements. We believe that our management team’s experience in utilizing fundamental engineering and technical analysis on energy assets and in dealing with the fundamental dynamics of the energy finance market allow us to:

•	assess the engineering and technical aspects of the identified assets;

•	value the assets and associated cash flows that support our investments;

•	structure investments to increase the likelihood of full principal repayment and realization of yield and upside potential; and

•	have our portfolio companies implement financial hedging strategies to mitigate the effects of events such as declines in energy commodity prices.

We believe that this approach enables our manager to identify investment opportunities throughout economic cycles.

Targeted Investments

Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including other senior, junior and equity capital providers, if any, to structure an investment. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure. Our primary consideration when structuring an investment is that the total return on our investments (including interest income, equity or other similar income and potential equity appreciation) appropriately compensates us for our risk. The targeted investments that comprise the substantial majority of our portfolio will generally fall within one of the following categories:

•	Vertical Loans - Combining Senior Secured Loans and Subordinated Loans with Equity Enhancements

These investments consist of a senior secured loan tranche and a subordinated loan tranche. The senior tranche produces a current cash yield and typically is secured by a first lien on cash flow producing assets. The subordinated loan tranche typically includes a current cash yield component coupled with a property based equity participation right. In some cases, a warrant or option in the company may be obtained in addition to, or in lieu of, a property based equity participation right. The subordinated tranche generally is secured by a second lien on the company’s assets. Additionally, these loans may have indirect asset coverage through a series of covenants that prohibit additional liens on the company’s assets, limit additional debt or require maintenance of minimum asset coverage ratios. Generally, these loans have a term of three to five years, but in many cases will be repaid before maturity. Additionally, in a number of these loans, there may be amortization of principal during the entire life of the loan.

These loans will likely be made to energy companies with assets that provide cash flow that is sufficient to support a typical senior secured debt facility but not sufficient to support the extra debt needed to acquire or develop non-cash flowing assets.

•	Stand-Alone Subordinated Loans

These investments consist of subordinated loans with relatively high, fixed interest rates. Generally, these loans are collateralized by a subordinated lien on some or all of the assets of the portfolio company, or in some cases, a first priority lien on assets not otherwise securing senior debt of the borrower. Additionally, these loans may have indirect asset coverage through a series of covenants that prohibit additional liens senior to ours on the company’s assets, limit additional debt senior to ours or require maintenance of minimum asset coverage ratios.

These loans will likely be made to energy companies that possess assets that produce sufficient current cash flow and that have sufficient asset value to avoid the issuance of any equity rights that would be dilutive to the equity owners. For example, such loans could be made to a company that needs to access capital to develop non-producing oil and natural gas reserves but that has sufficient cash flow from its other assets to provide for the payment of the higher recurring cash payments required by this type of instrument. However, in some instances these loans may have a lower interest rate and an equity participation to compensate us for the lower current income. Generally, these loans have a term of five to seven years, but in many cases will be repaid before maturity. Additionally, amortization of principal may be deferred to the later years of these loans or the loans may be structured as non-amortizing.

These investments should generally provide us with the highest amount of current income, but the least amount of capital gains, of any of the targeted investment structures.

•	Mezzanine Investments

These investments are generally in the form of combined senior and subordinated loans, subordinated loans, partnership or limited liability company investments or preferred equity, with a meaningful property based equity participation right.

These investments will likely be made in energy companies that possess assets that do not produce sufficient current cash flow to amortize the principal throughout the life of a loan, but have sufficient collateral to support the investment. For example, such an investment could be made in a company that owns proved non-producing oil and natural gas reserves and requires capital to finance development drilling to initiate the production of the reserves and generate cash flow. Generally, these investments will have a term of three to seven years, but in many instances will be repaid before maturity. Additionally, amortization of principal is generally deferred to the later years of these investments or the investments may be structured as non-amortizing.

These investments should generally provide us with the least amount of current income, but the highest amount of capital gains, of any of the targeted investment structures.

•	Other Targeted Investments

We may also make investments in high grade bonds, high yield bonds, other securities of public energy companies that are not thinly traded, bridge loans, asset backed securities, financial guarantees, distressed debt, lease assets, commercial loans or private equity. In general, these investments will have character and structure similar to the other categories of targeted investments.

We seek to negotiate or otherwise participate in structures that protect our rights and manage our risk, while creating incentives for our portfolio companies to achieve their business plans and enhance their profitability. The typical structural elements that we seek to negotiate in connection with our investments are covenants that afford portfolio companies as much flexibility in managing their businesses as possible, while also seeking to preserve our invested capital. Such restrictions may include affirmative and negative covenants, collateral value covenants, default penalties, lien protection, change of control provisions and governance rights, including either board seats or observation rights.

While we may from time to time elect to offer co-investment opportunities to third parties, we expect to hold most of our investments to maturity or repayment. We will sell our investments earlier if circumstances warrant or if a liquidity event, such as the sale or recapitalization of a portfolio company, occurs.

Competitive Strengths

We believe we have the following competitive strengths:

Established Track Record

Through our market presence and long-term relationships that our investment team has developed with energy company management teams, we believe that we have established ourselves as a consistent and reliable capital provider to the energy industry. We focus on originating a substantial number of our investment opportunities, rather than merely investing as a participant in transactions originated by other firms, which we may also do from time to time.

Flexible Transaction Structuring Capabilities

We are not subject to many of the regulatory limitations that govern traditional lending institutions. As a result, we can provide speed of execution and flexibility in structuring investments and selecting the types of securities in which we invest. The members of our management team have substantial experience in seeking investments that balance the needs of energy company entrepreneurs with appropriate risk control.

Efficient Tax Structure

We operate our business so as to qualify as a RIC for federal tax purposes, so that we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. Thus, our stockholders will not be subject to double taxation on dividends, unlike investors in typical corporations. Furthermore, investors in our stock generally are not required to recognize UBTI, unlike investors in public master limited partnerships.

Ongoing Relationships With Portfolio Companies

Managerial Assistance

As a BDC, we make available, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance may involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial consultation. Our officers (and to the extent permitted under the 1940 Act, our manager) will provide such managerial assistance on our behalf to portfolio companies that request this assistance, recognizing that our involvement with each investment will vary based on factors including the size of the company, the nature of our investment, the company’s overall stage of development and our relative position in the capital structure. We expect to be a resource for advice in the following areas: developing strategic plans, designing capital structures, managing finite resources and identifying acquisitions.

Monitoring

Our manager monitors the development and financial trends of each portfolio company to determine progress relative to meeting the company’s development and business plans and to assess the strength and status of our investment and, if appropriate, institute necessary corrective actions. To accomplish this, we employ the following processes:

Meetings. We meet with management regularly during each year.

Periodic Review and Analysis of Financial and Reserve Information. Financial and operating statements are required monthly or quarterly. Additionally, semi-annual reserve reports are required for E&P and certain midstream investments. This information is reviewed and analyzed as follows:

•	Monthly operations reports are reviewed for compliance with approved budgets and asset development plans;

•	Quarterly financial performance is reviewed for compliance with plans and covenants; and

•

For E&P and certain midstream investments, twice a year, upon receipt of reserve information, an analysis of reserve information is undertaken and compared to the approved asset development plan to assess the strength and status of our investment.

Periodic Review by Specialists. Periodic reviews of the portfolio company and its assets by engineers, geologists, accountants, lawyers, investment bankers or other specialists are necessary from time to time.

Comparisons with Other Benchmark Companies. The performance of the company is periodically compared to performance of similarly sized companies with comparable assets and businesses to assess performance relative to peers.

Our manager monitors the financial trends of each portfolio company to determine progress relative to meeting the company’s business plan and to assess the appropriate strategic and tactical courses of action for the company.

As part of the monitoring process, our manager regularly assesses the risk profile of each of our investments. Our risk evaluation system assigns a numeric rating to each of our investments. The scale runs from 1 to 7, with 1 being the highest or best rating. Most of our investments are initially rated 3 or 4. At that level, we believe that risk and return are properly proportioned and that there is essentially no risk of loss of capital for the investment. Any investment rated 5 or greater is on our “watch” list. These are investments in companies that are performing below our initial expectations. A rating of 5 implies a higher level of watchfulness, but does not imply a probable risk of loss of capital. A rating of 6 or 7 means that the circumstances are such that we perceive that there exists risk of loss of some portion of the capital in that particular investment. Investments rated 1 or 2 have matured to the point that they are performing well and overall coverages are strengthening.

Valuation Process

We follow a disciplined approach to valuing our portfolio, which is done in accordance with generally accepted accounting principles, and rely on multiple valuation techniques and independent appraisals reviewed on a quarterly basis by our board of directors. On a quarterly basis, the investment team of our manager prepares valuations for all of the assets in our portfolio and presents the valuations to our valuation committee and our board of directors. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations adjusted for appropriate liquidity discounts. Our board of directors undertakes a multi-step valuation process each quarter for our investments that are not publicly traded, as described below:

•	Investment Team Valuation. Each portfolio company or investment is initially valued by the investment professionals of our manager responsible for the portfolio investment.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of our manager.

•

Third Party Valuation Activity. Our board of directors and valuation committee retain an independent valuation firm to review on a selective basis the preliminary valuation analysis provided by the investment team of our manager.

•

Board of Directors Valuation Committee. The board of directors and valuation committee review the preliminary valuation provided by the investment team of our manager and the analysis of the independent valuation firm, if applicable.

•

Final Valuation Determination. Our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the investment team of our manager, our valuation committee and the independent valuation firm, if any.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral; the portfolio company’s enterprise value, historical and projected financial results, ability to make payments, net income, revenue, discounted cash flow and book value; the markets in which the portfolio company does business; comparison to a peer group of publicly traded securities; the size and scope of the portfolio company and its specific strengths and weaknesses; recent purchases or sales of securities by the portfolio company; recent offers to purchase the portfolio company; and other relevant factors.

Determination of fair values involves subjective judgments and estimates not susceptible of substantiation by audited procedures. Additionally, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Competition

At this time, our primary competitors in this market consist of public and private funds, commercial and investment banks, and commercial finance companies. Although these competitors regularly provide finance products to energy companies similar to our targeted investments, a number of them focus on different aspects of this market. Recently, competition for investment opportunities in the energy industry has remained keen, largely because sustained high prices for oil and natural gas have continued to attract investment capital from alternative investment vehicles, such as hedge funds, that have not historically focused on our targeted investment segment of the energy sector. We also face competition from other firms that do not specialize in energy finance but which are substantially larger and have considerably greater financial and marketing resources than we do. Some of our competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which allow them to consider a wider variety of investments and establish more portfolio relationships than we can. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC; nor are they subject to the requirements imposed on RICs by the Code. Nevertheless, we believe that the relationships of the senior professionals of our manager and of the senior partners of NGP enable us to learn about, and compete effectively for, attractive investment opportunities.

Employees

The Company has no employees. John H. Homier, our President and Chief Executive Officer, Stephen K. Gardner, our Chief Financial Officer, Secretary and Treasurer, and R. Kelly Plato, our Senior Vice President, comprise our senior management. Each of our officers also serves as an officer of our manager and our administrator. Our day-to-day investment operations are conducted by our manager and our administrator, which currently have a staff of 18 individuals, including 10 investment professionals.

Legal Proceedings

Neither we, our manager nor our administrator are currently subject to any legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2007, regarding each portfolio company in which we had a debt or equity investment. We make available significant managerial assistance to our portfolio companies. Other than these investments, our only relationships with our portfolio companies are:

Name/Address of Portfolio Company	Energy Industry Segment	Title of Security Held by the Company(2)(4)	Percentage of Class Held		Cost	Fair Value(3)
Venoco, Inc.(1) 370 17th Street, Suite 3900 Denver, Colorado 80202-1370	Oil and natural gas production and development	Senior Notes(7) (8.75%, due 12/15/2011) Senior Notes(7) (8.75%, due 12/15/2011)			$7,965,691 3,943,079	$7,980,000 3,990,000

Chroma Exploration & Production, Inc.(1) 1010 Lamar Street, Suite 1700 Houston, Texas 77002	Oil and natural gas production and development	8,887 Shares Series A Participating Convertible Preferred Stock	9.5%		2,221,710	1,221,710
		8,116 Shares Series AA Participating Convertible Preferred Stock	4.0%		2,029,000	2,029,000

		8.11 Shares Common Stock(5)	7.6%		—	—

		Warrants(5)	4.0	%(9)	—	—

Resaca Exploitation, LP(1) 1331 Lamar Street, Suite 1450 Houston, Texas 77010	Oil and natural gas production and development	Senior Secured Multiple-Advance Tranche A Term Loan (LIBOR + 6.00%, due 5/01/2012)			26,471,808	26,471,808

		Overriding Royalty Interest(5)(6)			30,000	125,000

		Senior Secured Tranche B Term Loan (LIBOR + 9.00%, due 11/30/2007)			5,979,752	5,979,752

		Overriding Royalty Interest(5)(6)			30,000	125,000

		Senior Subordinated Secured Convertible Term Loan (6.00% cash, 8.00% PIK, due 5/01/2012)			4,000,000	4,000,000
Crossroads Energy, LP(1) 1001 McKinney Street, Suite 475 Houston, Texas 77002	Oil and natural gas production and development	Senior Secured Multiple-Advance Term Loan (LIBOR + 5.50% cash, + 7.50% PIK - until 12/29/2007, cash only thereafter, due 6/29/2009)			3,410,615	3,410,615

		Overriding Royalty Interest(6)			8,913	150,000

Rubicon Energy Partners, LLC(8) 210 West 6th Street, Suite 1301 Fort Worth, Texas 76102	Oil and natural gas production and development	4,000 LLC Units(5)	50.0%		4,000,000	12,000,000

BSR Alto, LLC(1) 100 E. Ferguson, Suite 404 Tyler, Texas 75702	Oil and natural gas production and development	Senior Secured Multiple-Advance Term Loan (LIBOR + 5.50% cash, + 7.50% PIK - until 8/17/2008, cash only thereafter, due 8/17/2009)			2,332,908	1,832,908

		Overriding Royalty Interest(6)			29,102	75,000

		Warrants(5)	15.0	%(9)	10,000	—

Name/Address of Portfolio Company	Energy Industry Segment	Title of Security Held by the Company(2)(4)	Percentage of Class Held		Cost	Fair Value(3)
BSR Loco Bayou, LLC(1) 100 E. Ferguson, Suite 404 Tyler, Texas 75702	Oil and natural gas production and development	Senior Secured Multiple-Advance Term Loan (LIBOR + 5.50% cash, + 7.50% PIK - until 8/15/2008, cash only thereafter, due 8/15/2009)(5)			3,862,088	3,000,000

		Overriding Royalty Interest(5)(6)			20,000	20,000

		Warrants(5)	50.0%	(9)	10,000	—
Nighthawk Transport I, LP(1) 7880 San Felipe, Suite 207 Houston, Texas 77063	Energy services	Second Lien Term Loan B (LIBOR + 8.00%, due 10/03/2010)			14,434,253	14,434,253
		LP Units(5)	49.0%		224	150,000

		Warrants(5)	2.5%	(9)	850,000	850,000

		Second Lien Delayed Draw Term Loan B (LIBOR + 8.00%, due 10/03/2010)			1,158,349	1,158,349
Sonoran Energy, Inc.(1) 14180 N. Dallas Parkway Suite 400 Dallas, Texas 75254	Oil and natural gas production and development	Senior Secured Multiple-Advance Term Loan (LIBOR + 6.00%, due 2/28/2008)			6,856,475	6,856,475

		Overriding Royalty Interest(6)			95,801	100,000

		Warrants(5)	2.0%	(9)	10,000	10,000

Alden Resources, LLC(1) 2285 Executive Drive, Suite 104 Lexington, Kentucky 40505	Coal production	Senior Secured Multiple-Advance Term Loan (LIBOR + 8.00% cash, + 10.00% PIK - until 1/05/2008, cash only thereafter, due 1/05/2013)			31,974,099	31,974,099

		Royalty Interest(6)			2,639,711	2,660,000

		Warrants(5)	33.0%	(9)(10)	100,000	100,000

Tammany Oil & Gas, LLC(1) 20445 State Highway 249 Suite 200 Houston, Texas 77070	Oil and natural gas production and development	Senior Secured Multiple-Advance Term Loan (LIBOR + 6.00%, due 3/21/2010)			24,863,242	24,863,242

		Overriding Royalty Interest(5)(6)			200,000	300,000

TierraMar Energy LP(8) P.O. Box 682315 Houston, Texas 77268	Oil and natural gas production and development	Overriding Royalty Interest(6) Class A Preferred LP Units(5)	89.0%		18,359 14,733,857	200,000 14,733,857

Anadarko Petroleum Corporation 2007-III Drilling Fund(1) 1201 Lake Robbins Drive The Woodlands, Texas 77380	Oil and natural gas production and development	Multiple-Advance Net Profits Interest (Due 4/23/2032)			49,347,154	49,347,154

Formidable, LLC(1) 3165 East Millrock Drive Suite 550 Holladay, Utah 84121	Oil and natural gas production and development	Senior Secured Multiple-Advance Term Loan (LIBOR + 5.50% cash, + 7.50% PIK due 12/31/2007)			29,840,685	29,840,685

		Warrants(5)	30.0%	(9)	500,000	500,000

DeanLake Operator, LLC(1) 4265 San Felipe, Suite 1100 Houston, Texas 77027	Oil and natural gas production and development	Senior Secured Multiple-Advance Term Loan (LIBOR + 7.00%, due 6/25/2010)			11,913,480	11,913,480

Name/Address of Portfolio Company	Energy Industry Segment	Title of Security Held by the Company(2)(4)	Percentage of Class Held		Cost	Fair Value(3)

		Overriding Royalty Interest(5)(6)			20,000	20,000

		Warrants(5)	10.0	%(9)	10,000	10,000

Excel Mining Systems, LLC(1) 600 Boyce Drive P.O. Box 263 Bowerston, Ohio 44695	Coal Mining Services	Second Lien Term Loan (LIBOR + 7.25% due 7/30/2015)			4,950,593	5,050,000

(1)	Portfolio company is not controlled by or affiliated with us as defined by the 1940 Act.
(2)	Percentages represent interest rates in effect at September 30, 2007, and the due dates represent the contractual maturity dates.
(3)	Fair value of investments is determined in good faith by our board of directors.
(4)	All investments are in entities with primary operations in the United States of America.
(5)	Non-income producing securities.
(6)	Securities are subject to restrictions as to their sale.
(7)	Upon the March 30, 2006 closing of Venoco Inc.’s TexCal acquisition, Venoco Inc.’s senior notes became collateralized by second priority liens.
(8)	Portfolio company is controlled by us as defined by the 1940 Act.
(9)	Represents percentage of class of underlying common stock issuable upon exercise of the warrants.
(10)	Includes board observation rights.

Description of Portfolio Companies

Set forth below is a brief description of each of our portfolio companies that represent 5% or more of our investment portfolio as of September 30, 2007.

Alden Resources, LLC — Kentucky-based Alden Resources, LLC is a privately held producer of specialty coal with operations in the Central Appalachia region.

Resaca Exploitation, Inc. (formerly Resaca Exploitation, LP) — Houston, Texas-based Resaca Exploitation is a privately held production company engaged in the production and exploitation of crude oil and natural gas from properties located in southeast New Mexico and west Texas.

Tammany Oil & Gas, LLC — Houston, Texas-based Tammany Oil & Gas is a privately held production company engaged in the production and exploitation of crude oil and natural gas from properties located in the Gulf of Mexico, offshore Louisiana and Texas.

Anadarko Petroleum Corporation 2007-III Drill Fund — The Woodlands, Texas-based Anadarko Petroleum Corporation is a publicly traded company (NYSE: APC) engaged in the acquisition, exploration, and production of crude oil and natural gas primarily in the United States and the deepwater of the Gulf of Mexico. The Anadarko Petroleum Corporation 2007-III Drill Fund focuses exclusively on properties located in east Texas, southern Wyoming, and eastern Utah.

Formidable, LLC — Salt Lake City, Utah-based Formidable, LLC is a privately held production company engaged in the production and development of coal bed methane natural gas assets from properties located in Wyoming and Utah.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. Our board of directors consists of five members, three of whom are not “interested persons” of NGP Capital Resources Company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors.

Board of Directors

Under our restated charter, our board of directors is divided into three classes, which we refer to as Class I, Class II and Class III directors. Each class of directors holds office for a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding our current interested and independent directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested directors
Kenneth A. Hersh	44	Chairman of the Board and Director	2004	2010
David R. Albin	48	Director	2004	2009

Independent directors
Edward W. Blessing	71	Director	2004	2008
C. Kent Conine	52	Director	2004	2009
James R. Latimer, III	61	Director	2004	2010

The address for each director is c/o NGP Capital Resources Company, 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

Executive officers who are not directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
John H. Homier	56	President, Chief Executive Officer and Chief Compliance Officer
Stephen K. Gardner	47	Chief Financial Officer, Secretary and Treasurer
R. Kelly Plato	38	Senior Vice President

The address for each executive officer is c/o NGP Capital Resources Company, 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

Biographical Information

Directors

Our directors are divided into two groups—independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested Directors

Kenneth A. Hersh. Mr. Hersh is Chief Executive Officer of NGP, having been involved with the Natural Gas Partners investment funds since the inception of the initial fund in 1988. Mr. Hersh leads NGP from its principal office in Irving, Texas, and is responsible for managing the investment portfolios of the NGP funds and their investment sourcing and monitoring. Prior to joining NGP, Mr. Hersh was employed by the energy group within Morgan Stanley & Company’s investment banking division, where he specialized in oil and natural gas financing and merger and acquisition transactions. Mr. Hersh serves on the board of directors of each of the general partners of Energy Transfer Partners, L.P., Energy Transfer Equity, L.P. and Eagle Rock Energy Partners, L.P. and on the boards of numerous private oil and natural gas companies. He graduated with a B.A., magna cum laude, from Princeton University in 1985 and an M.B.A. from Stanford University in 1989.

David R. Albin. Mr. Albin is a director of NGP, having been involved with the Natural Gas Partners investment funds since the inception of the initial fund in 1988. Prior to joining NGP, Mr. Albin was a partner in the Bass Investment Limited Partnership. Prior to that time, Mr. Albin was a member of the oil and gas group in the investment banking division of Goldman, Sachs & Co. Mr. Albin serves on the board of directors of the general partner of Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P. and on the boards of numerous private oil and natural gas companies. He graduated with a B.S. in Physics in 1981 and an M.B.A. in 1985, both from Stanford University.

Independent Directors

Edward W. Blessing. Mr. Blessing is the managing director and founder of Blessing Petroleum Group, LLC which advises and assists in the implementation of energy-related natural resource projects. Mr. Blessing has been involved with the firm since its formation in 1989. Prior to that time, Mr. Blessing led the formation of Dallas-based Strategic Petroleum Inc., where he served as a director and chief executive officer. During the 1980s, Mr. Blessing led Blessing Petroleum Corporation, an independent oil and gas firm located in Oklahoma City. He served as executive vice president and director of Oklahoma Oil and Gas Company from 1978 to 1980. During the early 1970s, Mr. Blessing served in various capacities within the natural resource venture capital industry. Prior to that time, Mr. Blessing served as a consultant with McKinsey & Company, Inc. in the company’s New York, Los Angeles and San Francisco offices. Mr. Blessing is active in energy industry and community affairs, including serving as a board member for non-profit companies. Mr. Blessing graduated with a B.A. in Political Science and Economics from San Diego State University in 1960 and an M.B.A. from Harvard University in 1965.

C. Kent Conine. Mr. Conine is president of Conine Residential Group, a Dallas firm specializing in multi-family development, single-family home building and single-family subdivision development. He is also a past President of the 245,000 member National Association of Homebuilders, one of the nation’s largest trade associations. Since 1981, Mr. Conine has been responsible for the construction, management and development of more than 4,000 apartment units and the development of several residential communities with a total of more than 2,500 single-family lots. Mr. Conine is presently a board member of the Home Builders Association of Greater Dallas and a board Member of the Texas Association of Builders. Mr. Conine was recently re-appointed to a six-year term as a board member of the Texas Department of Housing and Community Affairs where he serves as the vice chairman of the board. He also sits on the boards of the National Council of State Housing Agencies, the National Association of Realtors and the Fannie Mae Advisory Board. In 2007, the Federal Housing Finance Board appointed Mr. Conine to the Board of Directors of the Federal Home Loan Bank of

Dallas for a three-year term where he serves on the Risk Management and Government Relations Committees. Mr. Conine graduated with a B.A. in Finance from Texas Tech University in 1976 and is a licensed real estate broker in Texas.

James R. Latimer, III. For the past 15 years Mr. Latimer has headed Explore Horizons, Incorporated, a privately-held exploration and production company based in Dallas, Texas. He is also a partner in Blackhill Partners, a Dallas-based financial advisory firm serving clients in the energy and technology businesses. Previously, Mr. Latimer was co-head of the regional office of what is now the Prudential Capital Group in Dallas, Texas, where he handled energy and other financing for The Prudential Insurance Company of America. He was a director of Prize Energy and its audit committee chairman from October 2000 until its acquisition by Magnum Hunter Resources in March 2002, and he continued as a director and the audit committee chairman of Magnum Hunter until October 2004. Mr. Latimer has been a director of Enron Creditors Recovery Corporation, f/k/a Enron Corporation, since 2004. In addition, Mr. Latimer’s prior experience includes senior executive positions with several private energy companies, consulting with the firm of McKinsey & Co., service as an officer in the United States Army Signal Corps and several corporate directorships. Mr. Latimer graduated with a B.A. in Economics from Yale University in 1968 and an M.B.A. from Harvard University in 1970. He has received the Chartered Financial Analyst and Certified Public Accountant designations.

Our Manager

Management Team

John H. Homier. Mr. Homier is our President, Chief Executive Officer and Chief Compliance Officer. He has served as our President and Chief Executive Officer since July 2004. He has over 25 years of corporate finance, engineering, credit analysis, business development and management experience in the energy sector. Mr. Homier’s experience includes engineering, evaluating, structuring and negotiating energy finance transactions and managing energy investment businesses. Prior to joining us, Mr. Homier was a partner in M1 Energy Capital Securities, a broker-dealer specializing in engineering and financial analysis, planning, structuring, and fund raising for oil and natural gas exploration and production businesses. Mr. Homier founded and led a successful structured/mezzanine oil and natural gas investment program for Deutsche Bank from 1999 to 2002. During a 13-year period prior to that, Mr. Homier held various management positions with Bank of America and its predecessors. His responsibilities included the initiation and building of a successful structured capital program for investment in oil and natural gas projects within the bank. Mr. Homier graduated with a B.S. in Civil Engineering from Oklahoma State University in 1973, an M.S. in Geotechnical Engineering from the University of California, Berkeley in 1977 and an M.B.A. in Finance and Management from the University of Southern California in 1981. Mr. Homier is a Registered Professional Engineer and a CFA Charterholder. Mr. Homier also serves as the President and Chief Executive Officer of our manager and our administrator.

Stephen K. Gardner. Mr. Gardner is our Chief Financial Officer, Secretary and Treasurer. He has served as our Chief Financial Officer and Treasurer since December 2005 and as our Secretary since September 2006. He previously served as our Director of Finance from October 2004 to December 2005. From September 2002 to May 2004, he was Chief Financial Officer of Dunhill Resources, Inc., a private-held oil and natural gas production company, which hired him to address its over-levered financial condition. In August of 2003, certain unsecured creditors filed an involuntary petition in Federal Bankruptcy Court, which petition was soon converted to voluntary. Mr. Gardner managed this company through the bankruptcy process until a Trustee was appointed. Prior to September 2002, Mr. Gardner served as president of a private construction firm and as Chief Financial Officer of Mesa, Inc., the predecessor to Pioneer Natural Resources. He graduated with a B.A. in Economics from Southwestern University in 1982 and an M.A. in Economics from Columbia University in 1985. Mr. Gardner also serves as the Chief Financial Officer, Secretary and Treasurer of our manager and our administrator.

R. Kelly Plato. Mr. Plato is our Senior Vice President. He has served as our Senior Vice President since December 2006 after joining the Company in February 2005. He serves on the board of directors of Rubicon

Energy Partners, LLC, one of our portfolio companies since July 2006. From March 2003 to February 2005, he was a partner of Odyssey Energy Capital, LP, a private capital provider to the energy industry and successor to Mirant Americas Energy Capital, LP. From September 2001 to March 2003, he served as Director for Mirant Americas Energy Capital, LP. From January 1999 until August 2001, Mr. Plato served as Vice-President and Chief Financial Officer of Tri-Union Development Corporation, a privately-held corporation, which filed a voluntary petition under Chapter 11 of the Bankruptcy Code in March 2000. Mr. Plato was hired by Tri-Union to manage its restructuring efforts. He graduated with a B.S. in Petroleum Engineering from Texas A&M University in 1992 and a J.D. from South Texas College of Law in 1996. Mr. Plato also serves as the Managing Director and Senior Vice President of our manager and our administrator.

Portfolio Management

The management of our investment portfolio is the responsibility of our manager and its Investment Committee, which currently consists of John H. Homier, Kenneth A. Hersh, William J. Quinn and Richard L. Covington, whom we consider to be our portfolio managers. A majority of the members of our manager’s Investment Committee must approve each new investment that we make. The members of our manager’s Investment Committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities. Messrs. Hersh, Quinn and Covington, through their respective affiliations with our manager and our administrator, are entitled to a portion of any investment advisory and administrative fees paid by us.

Because our manager currently provides portfolio management services only to us, we do not believe there are any conflicts of interests with respect to our manager’s management of our portfolio on the one hand, and the management of other accounts or investment vehicles by our manager on the other.

Investment Committee

The members of our manager’s investment committee are Messrs. Hersh and Homier and Richard L. Covington and William J. Quinn.

Richard L. Covington. Mr. Covington, 49, is a Managing Director of NGP. Mr. Covington joined NGP in 1997. Prior to joining NGP, Mr. Covington was a senior shareholder at the law firm of Thompson & Knight, LLP, in Dallas, Texas. At Thompson & Knight, Mr. Covington’s practice concentrated in corporate and finance transactions, and, beginning in 1989, he served as the primary legal representative on most of NGP’s investments. Mr. Covington serves on the boards of numerous private energy companies. He graduated from Southern Methodist University with a B.B.A. degree, magna cum laude, in 1980 and a J.D. in 1983.

William J. Quinn. Mr. Quinn, 37, is a Managing Director of NGP. Mr. Quinn rejoined NGP in 1998, after obtaining his M.B.A., having previously been an associate from 1995 to 1996. Prior to joining NGP in 1995, Mr. Quinn was an analyst in the investment banking divisions of Bear Stearns & Co. and BT Securities Corporation. Mr. Quinn serves on the board of Eagle Rock Energy Partners, L.P. and numerous private energy companies. He graduated with a B.S.E. in Finance in 1992 from the Wharton School of Business at the University of Pennsylvania and an M.B.A. from Stanford University in 1998.

Our manager’s investment decisions are reviewed and approved (by majority determination) by its investment committee prior to consummation, except in situations in which a prospective investment involves a potential conflict of interest with our manager or its affiliates, in which case our independent directors review the investment decision for us.

The table below shows the dollar range of shares of common stock owned by each of the above-listed investment personnel and each of our officers as of November 26, 2007.

Name of Director	Dollar Range of Equity Securities in NGP Capital Resources Company(1)(2)(3)
Interested Directors
Kenneth A. Hersh	over $1,000,000
David R. Albin	over $1,000,000

Independent Directors
Edward W. Blessing	$50,001-$100,000
C. Kent Conine	$50,001-$100,000
James R. Latimer, III(4)	$10,001-$50,000

Investment Committee
Richard L. Covington	$500,000-$1,000,000
William J. Quinn	$100,001-$500,000
John H. Homier	$100,001-$500,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.
(2)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
(3)	The dollar range of the equity securities beneficially owned is calculated by multiplying the closing price of the common stock reported on The Nasdaq Global Market as of November 26, 2007, times the number of shares.
(4)	Shares are held by the Latimer Companies Trust, the holdings of which Mr. Latimer is deemed to beneficially own.

Committees of the Board of Directors

Audit Committee

The members of the audit committee are Messrs. Blessing, Conine and Latimer, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market corporate governance rules. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.

Valuation Committee

The members of the valuation committee are Messrs. Hersh and Latimer. The valuation committee is responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The valuation committee will, from time to time, retain an independent valuation firm to help them on a selective basis in making fair value determinations.

Compensation Committee

The members of the compensation committee are Messrs. Blessing, Conine and Latimer, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market corporate governance rules. The compensation committee is responsible for, among other things, approving the calculation of the management fee payable to our manager under the terms of our investment advisory agreement.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Blessing, Conine and Latimer, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market corporate governance rules. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management.

The nominating and corporate governance committee considers candidates for board membership suggested by its members and other board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the board should notify the Corporate Secretary in writing in care of NGP Capital Resources Company, 1221 McKinney Street, Suite 2975, Houston, Texas 77010. To be considered by the committee, stockholder nominations must comply with the advance notice provisions of our bylaws and must be accompanied by a description of the qualifications of the proposed candidate and proof of such stockholder’s beneficial ownership of shares of our common stock. The committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of our bylaws relating to stockholder nominations as described in “Description of Our Capital Stock—Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.” Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director.

Meetings

Our board of directors held ten formal meetings during 2006. The audit committee held nine formal meetings during 2006, the valuation committee held five formal meetings during 2006, the compensation committee held one formal meeting during 2006 and the nominating and corporate governance committee held four formal meetings during 2006.

Executive Compensation

We have not paid, but may in the future pay, annual compensation to our executive officers for their services as executive officers. None of our manager’s or administrator’s personnel receive any direct compensation from us in connection with the management and administration of our portfolio. Messrs. Hersh, Albin, Quinn and Covington, through their direct and indirect ownership interest in our manager and/or our administrator are entitled to a portion of any profits earned by such entities, which includes any fees payable to such entities under the terms of our investment advisory agreement and our administration agreement. Messrs. Hersh, Albin, Quinn and Covington do not receive any additional compensation from our manager or our administrator in connection with the management of our portfolio. The compensation paid by our manager and our administrator to their other investment personnel includes: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus.

Compensation of Directors

The following table shows information regarding the compensation of the directors for the fiscal year ending December 31, 2006. No compensation is paid to directors who are “interested persons.”

Name	Fees earned or paid in cash	Total
Independent directors
Edward W. Blessing	$70,000	$70,000
C. Kent Conine	$70,000	$70,000
James R. Latimer, III	$75,000	$75,000
Interested directors
Kenneth A. Hersh	—	—
David R. Albin	—	—

(1)	We do not have a bonus, profit sharing or retirement plan, and directors and officers do not receive any pension or retirement benefits.

During 2007, each independent director will receive an annual fee of $65,000 and reimbursement for all out-of-pocket expenses relating to attendance at such meetings. In addition, the chairman of the audit committee of our board of directors will receive an annual fee of $10,000 in quarterly payments and each chairman of any other committee will receive an annual fee of $5,000 in quarterly payments. The independent directors do not receive any additional compensation from us or portfolio companies for any additional services rendered. Each director who is not one of our officers is also provided an allowance of up to $5,000 to be used for professional training purposes. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers. Our independent directors were paid an aggregate of $215,000 as compensation for the year ended December 31, 2006, representing the annual fees for the year served in 2006. Independent directors have the option to receive up to 50% of their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

Investment Advisory Agreement

Management Services

NGP Investment Advisor, LP serves as our manager. Our manager is an investment adviser that is registered under the Advisers Act. Subject to the overall supervision of our board of directors, our manager acts as investment adviser to us and manages the investment and reinvestment of our assets in accordance with our investment objectives and policies. Under the terms of the investment advisory agreement, our manager provides any and all management and investment advisory services necessary for the operation and conduct of our business and:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of our investments;

•	monitors the performance of, and manages our investments;

•	determines the securities and other assets that we purchase, retain or sell and the terms on which any such securities are purchased and sold;

•	arranges for the disposition of our investments;

•	recommends to our board of directors the fair value of our investments that are not publicly traded debt or equity securities based on our valuation guidelines;

•	votes proxies in accordance with the proxy voting policy and procedures adopted by our manager; and

•	provides us with such other investment advice, research and related services as our board of directors may, from time to time, reasonably require for the investment of our assets.

Our manager’s services under the investment advisory agreement are not exclusive, and it is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us and directly compete with us for particular investments, so long as its services to us are not impaired by the provision of such services to others. Under the investment advisory agreement and to the extent permitted by the 1940 Act, our manager also provides on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance under the 1940 Act and who require such assistance from us.

Management Fee

Pursuant to the investment advisory agreement, we pay our manager a fee for management services consisting of two components—a base management fee and an incentive fee.

Under the investment advisory agreement, the base management fee is calculated quarterly as 0.45% of the average value of our total assets as of the end of the two previous quarters, and is payable quarterly in arrears. The Manager has agreed to waive permanently, subsequent to September 30, 2007, that portion of the management fee attributable to U.S. Treasury securities acquired with borrowings under our credit facilities to the extent the amount of such securities exceeds $100 million. For the years ended December 31, 2006 and 2005, and the period November 9, 2004 (commencement of operations) through December 31, 2004, we paid our manager base management fees of $4,721,893, $3,669,518 and $452,676, respectively. For the nine month period ended September 30, 2007 we paid our manager base management fees of $2,061,266.

The incentive fee consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20% of the excess, if any, of our net investment income for the quarter that exceeds a quarterly hurdle rate equal to 2% (8% annualized) of our net assets. Our incentive fee does not have a “catch-up feature” component, which is common for other business development companies, and therefore makes our incentive fee more favorable to stockholders.

For this purpose, net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, syndication, structuring, diligence, monitoring and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, any interest expense and dividends paid on issued and outstanding preferred stock, if any, but excluding the incentive fee). Accordingly, we may pay an incentive fee based partly on accrued interest, the collection of which is uncertain or deferred. Net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The investment income incentive fees earned during the calendar year 2006 was $15,384, and there were no investment income incentive fees earned during the calendar year 2005. The incentive fees due in any fiscal quarter thereafter will be calculated as follows:

•	no incentive fee in any fiscal quarter in which our net investment income does not exceed the hurdle rate.

•	20% of the amount of our net investment income, if any, that exceeds the hurdle rate.

These calculations will be appropriately pro rated for any period of less than three months.

The second part of the incentive fee, referred to as the Capital Gains Fee, is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), and equals (1) 20% of (a) our net realized capital gain (realized capital gains less realized capital losses) on a cumulative basis from the closing date of our initial public offering to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (2) the aggregate amount of all Capital Gains Fees paid to the manager in prior fiscal years. Capital gains incentive fees earned for the years 2006 and 2005 were $0 and $29,655, respectively. Capital gains incentive fees earned for the nine month period ended September 30, 2007 were $434,409.

Realized capital gains on a security are calculated as the excess of the net amount realized from the sale or other disposition of such security over the original cost for the security. Realized capital losses on a security are calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the original cost of such security. Unrealized capital depreciation on a security is calculated as the amount by which our original cost of such security exceeds the fair value of such security at the end of a fiscal year. All period-end valuations are determined by us in accordance with GAAP and the 1940 Act.

Our manager has agreed that, to the extent permissible under federal securities laws and regulations, including Regulation M, it will utilize 30% of the fees it receives from the capital gains portion of the incentive fee (up to a maximum of $5 million in the aggregate) to purchase shares of our common stock in open market purchases through an independent trustee or agent. Any sales of such stock will comply with any applicable six-month holding period under Section 16(b) of the Securities Act and all other restrictions contained in any law or regulation, to the fullest extent applicable to any such sale. Any change in this voluntary agreement will not be implemented without at least 90 days’ prior notice to stockholders and compliance with all applicable laws and regulations.

Examples of Incentive Fee Calculation

Investment Income Related Portion of Incentive Fee:

Summary

Set forth below are two examples of the calculation of the quarterly income-related incentive fee, which are summarized in the following table:

	Example 1	Example 2
Net investment income for fiscal quarter	Less than hurdle rate	Exceeds the hurdle rate

Result	No incentive fee	Incentive fee paid totals less than 20% of net investment income

Assumptions and Descriptions

Hurdle rate of return	2.00%

Incentive fee rate	20.0%

Management fee	0.45%	0.45% quarterly base management fee

Other expenses	0.25%	Administration agreement payments, legal, interest expense, accounting, custodian, transfer agent, etc. Note that 0.25% is an estimate for purposes of this example. Our actual other quarterly expenses may be higher or lower.

Investment income includes interest, dividends and fees (see “Management—Investment Advisory Agreement—Management Fee”) for the fiscal quarter and is expressed as a rate of return on the value of our net assets at the end of the immediately preceding fiscal quarter. Net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Investment Income

	Example 1	Example 2
Hypothetical investment income	2.20%	3.20%
Less: Management fee	0.45%	0.45%
Less: Other expenses	0.25%	0.25%

Net investment income	1.50%	2.50%

Investment Income Portion of Incentive Fee Calculation

	Example 1	Example 2
Does income exceed hurdle rate?
Net investment income	1.50%	2.50%
Less: Hurdle rate	2.00%	2.00%

Amount in excess of hurdle rate	0.00%	0.50%
Multiplied by incentive fee rate	20.00%	20.00%

Total investment income portion of incentive fee	0.00%	0.10%

Capital Gains Portion of Incentive Fee:

Summary

The hypothetical amounts of realized capital gains, realized capital losses and the change in unrealized capital depreciation in the following example are shown as percentages of net asset value.

Assumptions and Descriptions

Year-end 1—no realized capital gains, 1% realized capital losses, and 2% unrealized capital depreciation at year end

Year-end 2—6% cumulative realized capital gains, 1% additional realized capital losses and 1% unrealized capital depreciation at year end

Year-end 3—10% cumulative realized capital gains, 1% additional realized capital losses and 2% unrealized capital depreciation at year end

Capital gains portion of incentive fee = 20% x (cumulative realized capital gains - (cumulative realized capital losses + unrealized capital depreciation at year end)) - the aggregate amount of incentive fees paid in prior years

Year 1 capital gains portion of incentive fee	= [20% x (0% - (1% +2%))] - 0%
= [20% x (-3%)] - 0%
= -0.6%
= no incentive fee

Year 2 capital gains portion of incentive fee	= [20% x (6% - (2% + 1%))] - 0%
= [20% x 3%] - 0%
= 0.6%

Year 3 capital gains portion of incentive fee	= [(20% x (10% - (3% + 2%))] - 0.6%
= [20% x 5%] - 0.6%
= 1% - 0.6%
= 0.4%

Payment of Our Expenses

All investment professionals of our management team and their respective staffs, when and to the extent engaged in providing management and investment advisory services necessary for the operation and conduct of our business, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our manager.

We bear all other costs and expenses of our operations and transactions, including those relating to:

•	the organization of the company;

•	calculating our net asset value on a regular basis (including the cost and expenses of any independent valuation firm);

•

the acquisition and disposition of our investments, including all costs and fees incident to the identification, selection, and investigation of prospective portfolio companies, including associated due diligence expenses such as travel expenses and professional fees;

•	brokerage and commission expense and other transaction costs incident to the acquisition and disposition of investments;

•

expenses incurred by our manager, our administrator or us payable to third parties, including agents or consultants, related to, or associated with, providing administrative oversight of our financial and legal affairs and our investments and performing due diligence on our prospective portfolio companies;

•	interest charges and other fees payable on our debt, if any, incurred to finance our investments or otherwise in the operation of our business;

•	subsequent offerings of our common stock or other securities;

•	investment advisory and management fees;

•

payments under our administration agreement, including direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, stationary, supplies, and all other expenses incurred by us or the administrator in connection with administering our business;

•	fees payable to third parties, including agents or consultants, relating to, or associated with, evaluating and making investments;

•	legal and auditing fees (including litigation fees);

•	trade organization expenses;

•	transfer agent and custodial and dividend disbursement fees;

•	providing significant managerial assistance offered to and accepted by our portfolio companies;

•	registration fees;

•	listing fees;

•	all taxes (including transfer taxes and filing fees);

•	independent directors’ fees and expenses;

•	preparing, printing, filing and distributing reports or other documents to our stockholders and the SEC;

•	board and stockholders meetings, proxy solicitations for meetings and attendance expenses for directors;

•	a fidelity bond, directors and officers errors and omissions liability insurance and any other insurance premiums; and

•	all other expenses incurred by us, our manager or our administrator in connection with administering our business.

Duration and Termination

The investment advisory agreement was originally approved by our board of directors on November 9, 2004. The agreement provides that unless terminated earlier as described below, it shall remain in effect from year to year after November 9, 2006 provided continuation is approved at least annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of the directors who are not interested persons. On November 1, 2007, our board of directors, including all of the independent directors, approved an extension of the agreement through November 9, 2008. The agreement may be terminated at any time, without the payment of any penalty, by a vote of our board of directors or the holders of a majority of our shares on 60 days’ written notice to the manager, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its duties and obligations, our manager and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our manager’s services under the investment advisory agreement or otherwise as our manager. The agreement also provides that our manager and its affiliates (including our administrator) will not be liable to us or any stockholder for any error of judgment, mistake of law, any loss or damage with respect to any of our investments, or any action taken or omitted to be taken by our manager in connection with the performance of any of its duties or obligations under the agreement or otherwise as an investment adviser to us, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Organization of Our Manager

Our manager is a Delaware limited partnership that is registered as an investment adviser under the Advisers Act. The principal executive office of our manager is 1221 McKinney Street, Suite 2975, Houston, Texas 77010. Our manager is controlled by affiliates of NGP Energy Capital Management, LLC.

Administration Agreement

Pursuant to a separate administration agreement, our administrator, NGP Administration, LLC, furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, our administrator also performs, or oversees the performance by third parties of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our administrator assists us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. To the extent permitted under the 1940 Act, our administrator may also provide, on our behalf, significant managerial assistance to our portfolio companies. Payments under the agreement are equal to the costs and expenses incurred by our manager or our administrator in connection with administering our business. The agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

For the years ended December 31, 2006 and 2005 and the period November 9, 2004 (commencement of operations) through December 31, 2004, our administrator was reimbursed $2,081,678, $1,537,099 and $560,674, respectively, of expenses under the administration agreement. For the nine month period through September 30, 2007 our administrator was reimbursed $208,611.

The administration agreement was originally approved by our board of directors on November 9, 2004. The administration agreement provides that unless terminated earlier, the agreement will continue in effect until November 9, 2006, and from year-to-year thereafter provided such continuance is approved at least annually by (i) our board of directors and (ii) a majority of our directors who are not parties to the administration agreement or “interested persons” of any such party. On November 1, 2007, our board of directors, including all of the independent directors, approved the continuation of the administration agreement through November 9, 2008.

Indemnification

The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its duties and obligations, our manager and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our administrator’s services under the agreement or otherwise as our administrator. The agreement also provides that our administrator and its affiliates (including our manager) will not be liable to us or any stockholder for any error of judgment, mistake of law, any loss or damage with respect to any of our investments, or any action taken or omitted to be taken by our administrator in connection with the performance of any of its duties or obligations under the administration agreement or otherwise as our administrator.

Board Approval of the Investment Advisory Agreement and the Administration Agreement

Our board of directors, including a majority of our independent directors, at an in-person meeting held on November 1, 2007, reviewed and unanimously voted to approve the continuation of the investment advisory agreement and the administration agreement. In reviewing the agreements, the board received information and considered a variety of factors with respect to the fairness and reasonableness of the compensation to be paid to our manager. Based upon its review of the information provided by our manager and legal counsel, and following extensive discussions, the board of directors, including all of the independent directors, concluded that it was satisfied with the nature, extent and quality of the services proposed to be provided by our manager, that the amount and structure of the management fee proposed to be paid was reasonable with respect to the services to be provided and that approving the investment advisory agreement and the administration agreement was in our best interests and those of our stockholders, and approved the investment advisory agreement and the administration agreement.

In considering the approval of the investment advisory agreement and the administration agreement, the board evaluated information and considered various factors, including the following:

•

Nature, Extent and Quality of Services. The board reviewed the nature, extent and quality of the investment advisory and management services proposed to be provided to us by our manager and found them sufficient to encompass the range of services necessary for us to operate.

•

Comparison of Management Fee to Other Firms. The board of directors considered comparative data based on publicly available information on other BDCs with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other BDCs as well as our projected operating expenses and expense ratio compared to other BDCs, including BDCs with similar investment objectives. Based upon its review, our board of directors concluded that the fees payable under the investment advisory and administration agreement are reasonable compared to other BDCs and in light of the services provided by the manager. In addition, our board of directors concluded that our expected expenses as a percentage of net assets attributable to common stock are reasonable compared to other BDCs.

•

Experience of Management Team and Personnel. The board considered the extensive experience of the members of our management team with respect to the specific types of investments we propose to make, consisting primarily of combinations of debt and equity of the same issuer, and their past experience with similar kinds of investments. The board discussed numerous aspects of the investment strategy with members of the management team. The board also considered the potential flow of investment opportunities resulting from the numerous relationships of the management team, NGP and its affiliates within the investment community.

•

Provisions of Investment Advisory Agreement and Administration Agreement. The board considered the extent to which the provisions of the investment advisory agreement (other than the fee structure which is discussed above) and the administration agreement were comparable to the investment advisory agreements and the administration agreements of proposed peer group business development companies with similar investment strategies and concluded that their terms were satisfactory and in line with market norms. In addition, the board concluded that the services to be provided under the administration agreement were reasonably necessary for our operations, the services to be provided were at least equal to the nature and quality of those provided by the others, and the payment terms were fair and reasonable in light of usual and customary charges.

•

Payment of Expenses. The board considered the manner in which our administrator would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the administration agreement. The board discussed how this structure was comparable to that of other business development companies.

The board also considered the costs incurred by our manager to provide services to us and the profit our manager realized and the extent to which economies of scale had been realized.

Based on the information reviewed and the discussions among the board members, the board of directors, including all of the independent directors who were present at the meeting (representing a majority of all of our independent directors), approved the investment advisory agreement and the administration agreement and concluded that the management fee rates were reasonable in relation to the services to be provided. In view of the wide variety of factors that our board of directors considered in connection with its evaluation of the investment advisory agreement and the administration agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the board. Rather, our board of directors based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.

License Agreement

Pursuant to a license agreement with NGP Energy Capital Management, LLC that owns the rights to the “NGP” and “Natural Gas Partners” names, we received a non-exclusive, royalty-free license to their use in our company name and in connection with our business. Under this agreement, we have the right to use the “NGP” and “Natural Gas Partners” names so long as NGP Investment Advisors, LP or one of its affiliates remains our manager. Other than with respect to this limited license, we have no legal right to the “NGP” and “Natural Gas Partners” names. This license agreement will remain in effect for so long as the investment advisory agreement with our manager is in effect and will automatically terminate if the investment advisory agreement were to terminate for any reason, including upon its assignment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We are party to an investment advisory agreement with our manager, in which our management team has ownership and financial interests. Our manager’s services under the investment advisory agreement are not exclusive, and it is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us and directly compete with us for particular investments, so long as its services to us are not impaired by the provision of such services to others. In addition, NGP’s private equity funds are permitted to make investments similar to our targeted investments. We do not anticipate that our management team will provide advisory services to other investment vehicles with common investment objectives to ours, and it is our understanding that NGP’s private equity funds have no current intention of making investments similar to our targeted investments. However, if our management team does provide such services to other investment vehicles in the future, our management team and the investment professionals of our manager and its affiliates, including NGP’s private equity funds, might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us. In addition, our executive officers and directors serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. We may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with our manager. However, our management team intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, so that we are not disadvantaged in relation to any other client.

Our independent directors will review any investment decisions that may present potential conflicts of interest among our manager and its affiliates and us in accordance with specific procedures and policies adopted by the board. See “Management—Our Manager.”

We are party to a license agreement with NGP Energy Capital Management, LLC, pursuant to which NGP has granted us a non-exclusive, royalty-free license to use the “Natural Gas Partners” and “NGP” names. In addition, pursuant to the terms of the administration agreement, our administrator provide us with the office facilities and administrative services necessary to conduct our day-to-day operations. Affiliates of NGP own and control our administrator.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of November 26, 2007, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of November 26, 2007, the number of shares of our common stock beneficially owned by each of its current directors and officers, all directors and officers as a group and certain beneficial owners, according to information furnished to us by such persons.

Beneficial ownership is determined in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of November 26, 2007, through the exercise of any stock option or other right. Unless otherwise indicated, each person has the sole investment and voting power, or shares such power with his spouse, with respect to the shares set forth in the table.

The address for each of the directors and officers is c/o NGP Capital Resources Company, 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class
Beneficial owners of more than 5%:
Williams, Jones & Associates, LLC(1)	1,426,513	8.15%
Burgundy Asset Management Ltd.(2)	1,169,184	6.68%

Directors and Executive Officers:
Independent Directors
Edward W. Blessing	4,000	*
James R. Latimer, III(3)	2,000	*
C. Kent Conine	4,000	*

Interested Directors
David R. Albin	101,995	*
Kenneth A. Hersh	355,793	2.03%

Executive Officers
John H. Homier	14,594	*
Stephen K. Gardner	25,000	*
R. Kelly Plato	20,186	*
Directors and Executive Officers as a group (8 persons)	527,568	3.01%

*	Represents less than 1% of our outstanding common stock.

(1)	Number of shares beneficially owned and percentage of class are derived from the information contained in the beneficial owner’s Amendment No. 3 to Schedule 13G filed with the SEC on November 6, 2007. The address of Williams, Jones & Associates, LLC is 717 Fifth Avenue, New York, New York 10022.
(2)	Number of shares beneficially owned and percentage of class are derived from the information contained in the beneficial owner’s Schedule 13G filed with the SEC on February 14, 2007. The address of Burgundy Asset Management Ltd. is 181 Bay Street, Suite 4510, Toronto, Ontario M5J 2T3.
(3)	Shares are held by the Latimer Companies Trust, the holdings of which Mr. Latimer is deemed to beneficially own.

For the period ended December 31, 2006, none of our independent directors or their immediate family members owned any shares of the manager or in any person directly or indirectly controlling, controlled by or under common control with the manager.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding. Our board of directors, in its sole discretion, may decide to determine and publish our net asset value on a more frequent basis.

Value, as defined in the 1940 Act, is (a) the market price for those securities for which a market quotation is readily available and (b) for all other securities and assets, fair value as determined in good faith by our board of directors. Since there typically is no readily available market value for most of the investments in our portfolio, we value most of our investments at fair value as determined by our board of directors pursuant to our valuation policy and consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

We follow a disciplined approach to valuing our portfolio, which is done in accordance with generally accepted accounting principles, and rely on multiple valuation techniques and independent appraisals of underlying assets owned by our portfolio companies reviewed on a quarterly basis by our board of directors. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations. Investments for which market quotations are not readily available are recorded at “fair value,” as determined in good faith by our board of directors. Our board of directors undertakes a multi-step valuation process each quarter for our investments that are not publicly traded, as described below:

•	Investment Team Valuation. Each portfolio company or investment is initially valued by the investment professionals of our manager responsible for the portfolio investment.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of our manager.

•

Third Party Valuation Activity. Our board of directors and valuation committee may retain an independent valuation firm to review on a selective basis the preliminary valuation analysis provided by the investment team of our manager.

•

Board of Directors Valuation Committee. The board of directors and valuation committee review the preliminary valuation provided by the investment team of our manager and the analysis of the independent valuation firm, if applicable.

•

Final Valuation Determination. Our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the investment team of our manager, our valuation committee and the independent valuation firm, if any.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral; the portfolio company’s enterprise value, historical and projected financial results, ability to make payments, net income, revenue, discounted cash flow and book value; the markets in which the portfolio company does business; comparison to a peer group of publicly traded securities; the size and scope of the portfolio company and its specific strengths and weaknesses; recent purchases or sales of securities by the portfolio company; recent offers to purchase the portfolio company; and other relevant factors.

Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations In Connection With Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between (1) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (2) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

To the extent that there is even a remote possibility that we may (1) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (2)

trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (1) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (2) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have established a dividend reinvestment plan that provides for reinvestment of our dividends and distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action is required on the part of a registered stockholder to have the stockholder’s cash dividend reinvested in shares of our common stock. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash, a participant, and hold such shares in non-certificated form. A registered stockholder may terminate participation in the plan at any time and elect to receive dividends in cash by notifying the plan administrator in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for dividends to stockholders. Participants may terminate participation in the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, P. O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at 1-888-888-0313. Within 20 days following receipt of a termination notice by the plan administrator and according to a participant’s instructions, the plan administrator will either: (a) maintain all shares held by such participant in a plan account designated to receive all future dividends and distributions in cash; (b) issue certificates for the whole shares credited to such participant’s plan account and issue a check representing the value of any fractional shares to such participant; or (c) sell the shares held in the plan account and remit the proceeds of the sale, less any brokerage commissions that may be incurred and a $15.00 transaction fee, to such participant at his or her address of record at the time of such liquidation. A stockholder who has elected to receive dividends in cash may re-enroll in the plan at any time by providing notice to the plan administrator.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to primarily use newly issued shares to implement the plan. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of newly issued shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the average market price per share of our common stock at the close of regular trading on the exchange or market on which our shares of common stock are listed for the five trading days preceding the valuation date for such dividend. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

We may not use newly issued shares to pay a dividend if the market price of our shares is less than our net asset value per share. In such event, the cash dividend will be paid to the plan administrator who will purchase shares in the open market. The allocation of shares to the participants’ plan accounts will be based on the average cost of the shares so purchased, including brokerage commissions. The plan administrator will reinvest all dividends and distributions as soon as practicable, but no later than the next ex-dividend date, except to the extent necessary to comply with applicable provisions of the federal securities laws. Interest will not be paid on any uninvested cash payment.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. When a plan participant withdraws from the plan or when the plan is terminated, the participant will receive a cash payment for any fractional shares of our common stock based on the market price on the date of withdrawal or termination. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038.

The automatic reinvestment of dividends and distributions will not relieve a participant of any income tax liability associated with such dividend or distribution. A U.S. stockholder participating in the plan will be treated for U.S. federal income tax purposes as having received a dividend or distribution in an equal amount to the cash that the participant could have received instead of shares. The tax basis of such shares will equal the amount of such cash. A participant will not realize any taxable income upon receipt of a certificate for whole shares credited to the participant’s account whether upon the participant’s request for a specified number of shares or upon termination of enrollment in the plan. Each participant will receive each year a Form 1099 with respect to the U.S. federal income tax status of all dividends and distributions during the previous year. For tax consequences associated with the dividend reinvestment plan, see the discussion under “Material U.S. Federal Income Tax Considerations.”

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not included certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold our common stock as capital assets within the meaning of the Code. The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if a court within the United States can exercise primary supervision over its administration, and one or more United States persons have the authority to control all of the substantial decisions of that trust (or the trust was in existence on August 20, 1996, and validly elected to continue to be treated as a U.S. trust).

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

The tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we have elected to be treated as a RIC under Subchapter M of Chapter 1 of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of the sum of our (a) “investment company taxable income” (which includes, among other items, dividends, interest, and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (b) net tax-exempt interest (the excess of our gross tax-exempt interest over certain disallowed deductions). We will refer to this distribution requirement as the “Annual Distribution Requirement.”

Taxation as a RIC

If we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any investment company taxable income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) 100% of any ordinary income or capital gain net income not distributed in prior years. We refer to this distribution requirement as the “Excise Tax Avoidance Requirement.” Such excise tax would apply only to the excess of the amount required to be distributed to satisfy the Excise Tax Avoidance Requirement over the amount of ordinary income and capital gain net income we distribute (or are deemed to distribute) to our stockholders during such calendar year. While we currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement, it is possible that we will not be able to make sufficient distributions in order to avoid imposition of the excise tax.

To qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a BDC under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership”; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (a) any one issuer, (b) any two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (c) any one or more “qualified publicly traded partnerships.”

We refer to these tests as the Diversification Tests.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions currently will be eligible for the same maximum rate of tax applicable to long-term capital gains assuming we satisfy certain holding period requirements with respect to the shares on which we received the dividend and the stockholders satisfy these holding period requirements with respect to our shares. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the lower maximum rate. Distributions of our net capital gains (which is generally our net long-term capital gains in excess of net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Such capital gain will be long-term capital gain thus, will be taxed at a maximum rate of 15%, if the distributions are attributable to common stock held by the U.S. stockholder for more than one year. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not capital gains dividends, to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations, and to the extent certain holding period requirements are satisfied by us and by the corporate stockholders with respect to our shares.

Under the dividend reinvestment plan, a U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” We cannot, however, treat any of our “investment company taxable income” as a “deemed distribution.” If we designate any of our retained capital gains as a deemed distribution, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year.

We will be subject to alternative minimum tax, also referred to as AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, non-corporate U.S. stockholders (including individuals) currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by non-corporate stockholders. Absent U.S. Congressional action, the maximum capital gains rate on net capital gains will increase to 20% for taxable years beginning on or after January 1, 2011. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Due to the nature of our expected investments, dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualified dividends.

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom notification has been received from the IRS to the effect that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a non-U.S. stockholder may have adverse tax consequences because the interest income and certain short-term capital gains that generally would not be subject to tax if earned directly by a non-U.S. stockholder are transformed into dividends that are subject to U.S. income tax as described below. non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to non-U.S. stockholders (including interest income and the excess of net short-term capital gain over net long-term capital losses, will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the non-U.S. stockholder. In such latter case the distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the non-U.S. stockholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and we will not be required to withhold federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the non-U.S. stockholder in the United States or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. In addition, gain on your sale of our common stock will be subject to federal income tax if we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date you sell our common stock and your holding period for such common stock and you held more than 5% of our common stock at any time during the five-year period preceding the disposition. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, a non-U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our “investment company taxable income” and is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Generally, distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. For non-corporate stockholders, this dividend income would currently be eligible for the 15% maximum rate applicable to “qualified dividends.” Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we would be required to pay federal income tax on any built-in gain recognized during the succeeding 10-year period on our assets, unless we make a special election to pay corporate-level tax on any such unrealized appreciation.

We failed to qualify as a RIC for our first taxable year ending on December 31, 2004. As a result, we are required to include in our gross income any built-in gains on the assets we held on January 1, 2005, to the extent such gain is recognized by us in the ten-year period beginning on such date. We anticipate, however, that we have sufficient carryover losses to offset such gain and that we will not incur any material federal income tax liability if such gain is recognized by us.

Other Taxation

Our stockholders may be subject to state, local and foreign taxes on their distribution from us. Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of investing in our shares.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our restated charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our restated charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 250,000,000 shares of stock, par value $.001 per share, all of which is currently designated as common stock. Our common stock is quoted on The Nasdaq Global Select Market under the symbol “NGPC.” On November 26, 2007, the last reported sales price of our common stock on The Nasdaq Global Select Market was $14.88 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our restated charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our restated charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

The following table sets forth certain information regarding our authorized shares under our charter and shares outstanding as of November 26, 2007.

Title of Class	Shares Authorized	Shares Held by Us	Shares Outstanding Exclusive of Amount Held by Us
Common Stock	250,000,000	—	17,500,332

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our restated charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our restated charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. We currently have no plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our restated charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our restated charter authorizes us, and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our restated charter and our bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our restated charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in any such capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with each of our directors and executive officers, as well as our manager and its directors, officers, employees and affiliates. The indemnification agreements require, among other things, that we indemnify such persons to the fullest extent permitted by law, and advance to such persons all related expenses, subject to reimbursements if it is subsequently determined that indemnification is not permitted. Under these agreements, we must also indemnify and advance all expenses incurred by such persons seeking to enforce their rights under the indemnification agreements, and may cover our directors and executive officers under our directors’ and officers’ liability insurance. Although the form of indemnification agreement offers substantially the same scope of coverage afforded by law, it provides greater assurance to our directors and executive officers and such other persons that indemnification will be available because, as a contract, it cannot be modified unilaterally in the future by our board of directors or the stockholders to eliminate the rights it provides.

Provisions of the Maryland General Corporation Law and our Amended and Restated Charter and Bylaws

The Maryland General Corporation Law and our restated charter and our bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. Directors of each class will be elected to serve for three-year terms and each year one class of directors will be elected by the stockholders. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our restated charter and our bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our restated charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our restated charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one or more than seven. Our restated charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our restated charter provides that a director may be removed only for cause, as defined in our restated charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting, unless the charter provides for action by less than unanimous consent, which our restated charter does not. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our restated charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our restated charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our restated charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our restated charter and our bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our restated charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws provide that any and all acquisitions by any person of shares of our stock are exempt from the Control Share Acquisition Act. However, there can be no assurance that our board of directors may not in the future amend our bylaws to repeal or modify this exemption, making us subject to the Control Share Acquisition Act. However, our board of directors will not amend our bylaws to make us subject to the Control Share Acquisition Act unless our board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

The Maryland Business Combination Act provides that certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution exempting any business combination with any person from the Business Combination Act, provided that any business combination is first approved by the board of directors, including approval of a majority of the members of the board of directors who are not interested persons of the acquiring person. This resolution may be altered or repealed, in whole or in part, at any time by our board of directors.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act and the Business Combination Act (if our board adopts a resolution to be subject to such Act), or any provision of our restated charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act. By electing to be treated as a BDC, we are subject to various provisions of the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. We may not change the nature of our business so as to cease to be, or withdraw our election to be regulated as, a BDC without first obtaining the approval of a majority of our outstanding voting securities.

The Investment Adviser’s Act of 1940, or the Advisers Act, generally permits the payment of compensation based on capital gains in an investment advisory contract between an investment adviser and a BDC. We have elected to be regulated as a BDC in order to provide incentive compensation to our manager based on the capital appreciation of our portfolio.

The following is a brief description of the requirements of the 1940 Act, and is qualified in its entirety by reference to the full text of the 1940 Act and the rules thereunder.

To maintain our status as a BDC, generally at least 70% of our total assets must be invested in securities of certain specified types of companies, referred to as the 70% basket. Among other things, the 70% basket may include securities of “eligible portfolio companies” (which includes all private companies and all public companies whose securities are not listed on a national securities exchange) purchased in transactions not involving any public offering, securities of eligible portfolio companies already controlled by us without regard to the nature of the offering, and securities of certain financially distressed companies that do not meet the definition of eligible portfolio company and that are purchased in transactions not involving any public offering.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except (a) that we may enter into hedging transactions to manage the risks associated with commodity price and interest rate fluctuations, (b) to the extent we purchase or receive warrants to purchase the common stock of our portfolio companies or conversion privileges in connection with acquisition financing or other investments, and (c) in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally are prohibited from (a) acquiring more than 3% of the voting stock of any investment company, (b) investing more than 5% of the value of our total assets in the securities of one investment company, or (c) investing more than 10% of the value of our total assets in the securities of investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. We also do not intend to (a) purchase or sell real estate or interests in real estate or real estate investments trusts (except to the extent that oil or natural gas royalty, net profits, or leasehold interests may be considered interests in real estate), (b) sell securities short (except with respect to managing risks associated with publicly traded securities issued by portfolio companies), or (c) purchase securities on margin (except to the extent that we purchase securities with borrowed money or we grant a security interest in our assets (including our portfolio securities) to a lender). None of these policies are fundamental and all may be changed without stockholder approval.

Qualifying Assets

A BDC must be organized and have its principal place of business in the United States and operate for the purpose of investing in securities of certain present and former “eligible portfolio companies” (as described in 1, 2, and 3 below) or certain bankrupt or insolvent companies, and must make available significant managerial assistance to its portfolio companies. A BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

1. Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

a. is organized under the laws of, and has its principal place of business in, the United States or any state;

b. is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c. satisfies any of the following:

i. does not have any class of securities listed on a national securities exchange;

ii. is controlled by a BDC or group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iii. is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2. Securities purchased in a follow-on investment from an issuer that we control and was an eligible portfolio company at the time of our initial investment in the issuer, but subsequently would not meet the definition of eligible portfolio company because the company no longer meets the requirements of that rule (i.e., following our initial investment in the issuer, the issuer listed its securities on a national securities exchange).

3. Securities of any eligible portfolio company that we control.

4. Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

5. Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

6. Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

7. Cash, cash equivalents, U.S. Government securities or high-quality debt maturing in one year or less from the time of investment.

Control is presumed to exist where we own more than 25% of the outstanding voting securities of a portfolio company.

The 1940 Act prohibits or restricts us from investing in certain types of companies such as brokerage firms, insurance companies, investment banking firms, and investment advisory firms.

In October 2006, the SEC adopted Rule 2a-46 under the 1940 Act to clarify that eligible portfolio companies generally include operating companies that do not have any class of securities listed on a national securities exchange. The SEC has proposed an amendment to Rule 2a-46 to expand the definition of eligible portfolio company in a manner that would promote the flow of capital to small, developing and financially-troubled companies. The proposed rule would increase the universe of eligible portfolio company to include companies that have a class of securities listed on a national securities exchange subject to a size limitation based on market capitalization.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% Test, as a BDC, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than certain small and solvent companies described above) significant managerial assistance. Making available significant managerial assistance means, among other things, (1) any arrangement whereby we, through our directors, officers or employees, offer to provide, and, if accepted, do so provide, significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, (2) the exercise of a controlling influence over the management or policies of a portfolio company by us acting individually or as part of a group acting together to control such company, or (3) with respect to SBICs, the making of loans to a portfolio company. We may satisfy the requirements of clause (1) with respect to a portfolio company by purchasing securities of such company as part of a group of investors acting together if one person in such group provides the type of assistance described in such clause. However, we will not satisfy the general requirement of making available significant managerial assistance if we only provide such assistance indirectly through an investor group. We need only extend significant managerial assistance with respect to portfolio companies that are treated as “qualifying assets” for the purpose of satisfying the 70% Test.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments generally consist of cash, cash equivalents, U.S. government securities or high-quality debt maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. Typically, we invest in commercial paper, U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the asset diversification requirements in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our manager will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Co-Investments

The 1940 Act contains certain prohibitions relating to co-investments by us and NGP affiliates. Although NGP-affiliated funds may make investments in securities like our targeted investments, these funds seek rates of return substantially in excess of those we seek and focus primarily on investments in common equity or other junior securities in the capital structure in order to achieve their targeted rates of return. It is possible that we may have an opportunity to invest in a company in which an NGP private equity fund is also making an investment, although we do not currently anticipate encountering any significant number of these situations. An example could be a situation in which an energy company was seeking both debt capital, similar to our targeted investments, and equity capital, similar to that typically provided by the NGP-affiliated funds. Another example could be a situation in which an NGP-affiliated fund was seeking co-investors for an equity investment that is outside of our targeted investments, but which would be attractive to us.

Generally we may participate in a co-investment with NGP and its affiliates only in accordance with the rules and regulations prescribed by the SEC for the purpose of preventing participation by a BDC in such a transaction on a basis less advantageous than that of the other parties to the transaction. If we wish to make a co-investment with NGP or one of its affiliates and there is no regulatory authority to permit such a co-investment without the approval of the SEC, we may seek an order from the SEC permitting the specific investment. Depending on the particular situation, we may elect to seek such an order for a particular transaction or we may elect to seek a blanket order exempting certain classes of transactions that have substantially the same characteristics. Although the SEC has granted similar relief to other business development companies on a transaction by transaction basis in the past, we cannot be certain that our application for such relief on a single transaction will be granted or what conditions may be imposed by the SEC, nor can we have any certainty on the granting of any such blanket order. Moreover, the length of time to obtain such an order may make it impracticable. If the requested order were not sought or not obtained, then in a situation in which an energy company was seeking both debt and equity capital, such company would make the determination as to whether it would proceed with obtaining capital from us in a targeted investment or alternatively from an NGP-affiliated fund in an equity investment.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of senior indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we are required to make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We are also permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Sale and Purchase of Shares

We may sell shares of our common stock at a price below our prevailing net asset value per share only upon the approval of the policy by security holders holding a majority of the shares we have issued, including a majority of shares held by nonaffiliated security holders except in connection with an offering to our existing stockholders (including a rights offering), upon conversion of a convertible security, or upon exercise of certain warrants. We may repurchase our shares subject to the restrictions of the 1940 Act.

Regulated Investment Company

We operate our business so as to be taxed as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we are not taxed on our investment company taxable income (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses), to the extent that such investment company taxable income is distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expense, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferral of gains for tax purposes until notes received as consideration from the sale of investments are collected in cash. Dividends declared and paid by us in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried forward into and distributed in the current year, or returns of capital.

We are generally required to distribute 98% of our taxable income during the year the income is earned, and 100% of any income realized, but not distributed or deemed distributed, in preceding years, to avoid paying an excise tax. If this requirement is not met, the Code imposes a nondeductible excise tax generally equal to 4% of the amount by which the required distribution exceeds the distribution for the year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income.

In order to maintain our status as a RIC, we must, in general, (1) continue to qualify as a BDC; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) timely distribute to stockholders at least 90% of our annual investment company taxable income as defined in the Code.

Code of Ethics

We and our manager have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to such code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of our joint code of ethics, see “Available Information.”

Proxy Voting Policies and Procedures

SEC registered advisers that have the authority to vote client proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our manager. Our manager’s proxy voting policies and procedures are summarized below.

The manager reviews each proxy proposal to determine whether the proposal is in our best interests. The manager will, in a prudent and diligent manner, vote proxies in our best interest consistent with the objective of maximizing long-term investment returns. We may provide the manager with a statement of voting policy, which the manager will follow unless to do so would be inconsistent with applicable laws or regulations or the manager’s fiduciary responsibility. In effecting its policy on voting proxies, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between the manager and us. Where a potential conflict of interest exists, our manager will, resolve it by voting matters that are specifically covered by the manager’s policies and procedures in accordance with such policies or procedures. While our manager may retain an outside service to provide voting recommendations, such as Investor Responsibility Research Center, and to assist in analyzing votes, our manager will not delegate its voting authority to any third party.

An officer of our manager will keep a written record of how all such proxies are voted. Our manager will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (unless available on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on our behalf, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our manager may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Our manager’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our manager will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize stockholder value or our best interests.

In reviewing proxy issues, our manager generally will use the following guidelines:

Routine Matters. When voting on routine ballot items, the following proposals are generally voted in support of management: (1) uncontested elections of directors; (2) selection or ratification of auditors; (3) approval of financial statements, directors, and auditor reports; (4) limiting directors’ liability and broadening indemnification of directors; (5) recommendations to set retirement ages or require specific levels of stock ownership by directors; (6) general updating/corrective amendments to the charter; (7) elimination of cumulative voting or preemptive rights; and (8) proposals related to the conduct of the annual meeting except those proposals that relate to the “transaction of such other business which may come before the meeting.”

Non-routine Proposals Voted in Support of Management. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a stockholder, are generally voted in support of management: (1) capitalization changes that eliminate other classes of stock and voting rights; (2) proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (a) a clear and legitimate business purpose is stated, (b) the number of shares requested is reasonable in relation to the purpose for which authorization is requested, (c) the authorization does not exceed 100% of the shares currently authorized and (d) at least 30% of the new authorization will be outstanding; (3) proposals to create new classes of preferred stock or for issuances of preferred stock up to 50% of issued capital; (4) proposals for share repurchase plans; (5) proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock; (6) proposals to effect stock splits; (7) director fees, provided the amounts are not excessive relative to other companies in the country or industry; (8) employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees; and (9) establishment of employee stock option plans and other employee ownership plans.

Non-routine Proposals Voted Against. The following non-routine proposals are generally voted against (notwithstanding management support): (1) capitalization changes that add classes of stock that substantially dilute the voting interests of existing stockholders; (2) proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or super-voting rights; (3) creation of “blank check” preferred stock, (4) changes in capitalization by 100% or more; (5) compensation proposals that allow for discounted stock options that have not been offered to employees in general; (6) amendments to bylaws that would require a supermajority stockholder vote to pass or repeal certain provisions; and (7) proposals to indemnify auditors.

Non-routine Proposals Considered on a Case-by-Case Basis. The following types of non-routine proposals are voted as determined by our manager: (1) mergers, acquisitions, and other special corporate transactions; (2) change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to stockholders if triggered; (3) stockholders rights plans that allow appropriate offers to stockholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding; (4) executive/director stock option plans; (5) proposals requiring stockholder ratification of poison pills; and (6) anti-takeover and related provisions that serve to prevent the majority of stockholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

Stockholder Proposals. The following stockholder proposals will be voted as determined by our manager: (1) proposals that limit tenure of directors; (2) proposals to limit golden parachutes; (3) proposals requiring directors to own large amounts of stock to be eligible for election; (4) restoring cumulative voting in the election of directors; (5) proposals that request or require disclosure of executive compensation in addition to the disclosure required by SEC regulations; (6) proposals that limit retirement benefits or executive compensation; (7) proposals requiring stockholder approval for bylaw or charter amendments; (8) proposals requiring stockholder approval for stockholder rights plan or poison pill; (9) proposals requiring stockholder approval of golden parachutes; (10) proposals eliminating certain anti-takeover related provisions; and (11) proposals prohibiting payment of greenmail. The following stockholder proposals are generally not supported: (1) requirements that the portfolio company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional stockholders; (2) restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact on the stockholders; and (3) proposals that require inappropriate endorsements or corporate actions.

Stockholders may obtain information regarding how we voted proxies with respect to our portfolio companies free of charge by making a written request for proxy voting information to: NGP Capital Resources Company, 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

Affiliated Transactions

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

Limited Interpretation of the 1940 Act

Even though the provisions of the 1940 Act establishing and regulating business development companies were adopted by Congress in 1980, there are no judicial and few administrative interpretations of portions of the legislation. There is no assurance that the provisions of the 1940 Act applicable to us will be interpreted or administratively implemented in a manner consistent with our objectives and intended manner of operation.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The Nasdaq Global Select Market has adopted corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by Wells Fargo Bank, National Association, or Wells Fargo. The address of Wells Fargo is: 1021 Main Street, Suite 2403, Houston, Texas 77002. American Stock Transfer & Trust Company, or AST acts as our transfer agent, dividend paying agent and registrar. The address of AST is: 59 Maiden Lane, New York, New York 10038.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our manager will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our manager does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our manager generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our manager may select a broker based partly upon brokerage or research services provided to our manager and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our manager determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $250 million aggregate initial offering price of our common stock in one or more offerings. We may sell the shares of our common stock in any of three ways (or in any combination): (a) through underwriters or dealers, (b) directly to one or more purchasers or (c) through agents.

The distribution of the shares of our common stock may be effected from time to time in one or more transactions, including sales “at the market” to or through a market maker or into an existing trading market, on an exchange or otherwise, for shares, at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering.

The prospectus supplement will set forth the terms of the offering of shares of common stock, including:

•	the names of any underwriters, dealers or agents and the amount of shares underwritten or purchased by each of them;

•	the offering price of the shares and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the shares may be listed.

In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of shares of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any common stock sold pursuant to a prospectus supplement will be quoted on The Nasdaq Global Select Market, or another exchange on which the common stock is traded.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc., or FINRA, the maximum commission or discount to be received by any underwriters or dealers in connection with the sale of shares pursuant to this prospectus and the accompanying prospectus supplement may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

The legality of the securities offered hereby will be passed upon for us by Venable LLP, Baltimore, Maryland, special Maryland counsel. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Our financial statements for the period from August 6, 2004 (commencement of operations) through December 31, 2004, have been audited by KPMG LLP, independent registered public accounting firm, 301 Commerce Street, Suite 2500, Fort Worth, Texas 76102 as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Our financial statements for the years ended December 31, 2005 and 2006, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm of the Company, 1201 Louisiana, Suite 2900, Houston, Texas 77002 as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides audit services to us.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PRIVACY POLICY

We and our manager are committed to protecting the confidentiality and security of your private investment records and personal information and to respect the privacy of our shareholders and clients. Our policies and procedures are designed to safeguard your information and to only permit appropriate and authorized access to and use of this information.

We are providing you this information as required by state and federal law.

In order to carry out the functions necessary to service our shareholders, we and our service providers collect certain nonpublic personal information about you from applications or other forms you submit to us or information we receive from you over the telephone (for example, your name, Social Security number, address, telephone number, and share holdings).

We do not market or disclose any nonpublic personal information about you to anyone, except as required by law. This may include disclosing information to comply with applicable federal and state securities and corporate laws and regulations.

We restrict access to your personal and shareholder information to our employees and service providers and their employees who need to know that information to service your account. We, our employees, service providers, and affiliates maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to guard your nonpublic personal information. If you cease to be a shareholder of the Company, we will continue to treat your nonpublic personal information as described in this notice.

We may amend our privacy policy from time to time. As required by law, we will send record holders of our shares our most recent privacy policy at least annually.

Index to Consolidated Financial Statements of

NGP Capital Resources Company

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Rule 13a-15(f) promulgated under the Exchange Act.

The Company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and the Board of Directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies and procedures may deteriorate.

Management has evaluated the effectiveness of its internal control over financial reporting using the criteria established by the Committee of Sponsoring Organizations of the Treadway Commissions (COSO) in Internal Control—Integrated Framework. Based on the results of this evaluation, management has determined that our internal control over financial reporting was effective as of December 31, 2006. Our independent registered public accounting firm that has audited our financial statements has also audited management’s assessment of our internal control over financial reporting as of December 31, 2006, as stated in their report which appears herein.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

of NGP Capital Resources Company:

We have completed integrated audits of NGP Capital Resources Company’s 2006 and 2005 consolidated financial statements and financial highlights and of its internal control over financial reporting as of December 31, 2006 in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our opinions, based on our audits, are presented below.

Consolidated financial statements

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of NGP Capital Resources Company and its subsidiaries at December 31, 2006 and 2005, and the results of their operations, their cash flows and financial highlights for each of the two years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit of financial statements includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Internal control over financial reporting

Also, in our opinion, management’s assessment, included in Management’s Report on Internal Control over Financial Reporting appearing under Item 9A, that the Company maintained effective internal control over financial reporting as of December 31, 2006 based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), is fairly stated, in all material respects, based on those criteria. Furthermore, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2006, based on criteria established in Internal Control—Integrated Framework issued by the COSO. The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express opinions on management’s assessment and on the effectiveness of the Company’s internal control over financial reporting based on our audit. We conducted our audit of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. An audit of internal control over financial reporting includes obtaining an understanding of internal control over financial reporting, evaluating management’s assessment, testing and evaluating the design and operating effectiveness of internal control, and performing such other procedures as we consider necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

March 8, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

NGP Capital Resources Company:

We have audited the accompanying statements of operations, changes in stockholders’ equity (net assets), and cash flows of NGP Capital Resources Company for the period August 6, 2004 (commencement of operations) through December 31, 2004, and the financial highlights for the period August 6, 2004 (commencement of operations) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the results of operations, changes in stockholders’ equity (net assets), and the cash flows of NGP Capital Resources Company for the period August 6, 2004 (commencement of operations) through December 31, 2004, and the financial highlights for the period August 6, 2004 (commencement of operations) through December 31, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Fort Worth, Texas

April 7, 2005

NGP Capital Resources Company

Consolidated Balance Sheets

	December 31, 2006	December 31, 2005
Assets
Investments in portfolio securities at fair value (cost: $170,863,203 and $91,761,111, respectively)	$172,025,498	$92,847,043
Investments in corporate notes at fair value (cost: $17,681,646 and $21,727,976, respectively)	15,116,080	20,537,900
Investments in U.S. Treasury Bills, at amortized cost which approximates fair value	142,669,579	121,518,196

Total investments	329,811,157	234,903,139

Cash and cash equivalents, at cost which approximates fair value	12,334,329	13,350,588
Accounts receivable	452,916	50,965
Interest receivable	1,400,757	609,545
Prepaid assets	1,598,501	576,029

Total assets	$345,597,660	$249,490,266

Liabilities and stockholders’ equity (net assets)
Current Liabilities
Accounts payable	$965,105	$407,580
Management and incentive fees payable	1,374,299	399,173
Dividends payable	—	4,785,028

Total current liabilities	2,339,404	5,591,781

Long-term debt	100,000,000	—

Total liabilities	102,339,404	5,591,781

Commitments and contingencies (Note 8)
Stockholders’ equity (net assets)
Common stock, $.001 par value, 250,000,000 shares authorized; 17,422,268 and 17,400,100 issued and 17,422,268 and 17,400,100 outstanding, respectively	17,422	17,400
Paid-in capital in excess of par	244,660,173	244,309,260
Undistributed net investment income (loss)	229,791	(324,031)
Undistributed net realized capital (loss)	(245,859)	—
Net unrealized appreciation (depreciation) of portfolio securities and corporate notes	(1,403,271)	(104,144)

Total stockholders’ equity (net assets)	243,258,256	243,898,485

Total liabilities and stockholders’ equity (net assets)	$345,597,660	$249,490,266

Net asset value per share	$13.96	$14.02

(See accompanying notes to consolidated financial statements)

NGP Capital Resources Company

Consolidated Statements of Operations

	Year ended December 31, 2006	Year ended December 31, 2005	Period August 6, 2004 (commencement of operations) through December 31, 2004
Investment income
Interest income	$26,905,712	$16,960,044	$853,038
Dividend income	123,750	33,250	—
Other income	487,631	313,500	—

Total operating income	27,517,093	17,306,794	853,038

Operating expenses
Management fees	4,737,727	3,699,173	452,676
Organization costs	—	1,111	704,808
Professional fees	713,969	866,880	—
Insurance expense	570,462	570,891	79,278
Interest expense and fees	2,554,546	199,983	—
State franchise taxes	142,517	—	—
General and administrative expenses	2,251,668	1,560,847	206,493

Total operating expenses	10,970,889	6,898,885	1,443,255

Net investment income (loss)	16,546,204	10,407,909	(590,217)
Net realized capital gain (loss) on portfolio securities and corporate notes	(245,859)	1,338,351	—
Net increase (decrease) in unrealized appreciation (depreciation) on portfolio securities and corporate notes	(1,299,127)	(394,933)	290,789

Net increase (decrease) in stockholders’ equity (net assets) resulting from operations	$15,001,218	$11,351,327	$(299,428)

Net increase (decrease) in stockholders’ equity (net assets) resulting from operations per common share	$0.86	$0.65	$(0.02)

(See accompanying notes to consolidated financial statements)

NGP Capital Resources Company

Consolidated Statement of Changes in Stockholders’ Equity (Net Assets)

	Common Stock		Paid-in Capital in Excess of Par	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Capital Gain (Loss)	Net Unrealized Appreciation (Depreciation) of Portfolio Securities and Corporate Notes	Total Stockholders’ Equity (Net Assets)
	Shares	Amount
Balance at August 6, 2004 (commencement of operations)	100	$—	$1,500	$—	$—	$—	$1,500
Issuance of common stock from public offering (net of underwriting costs)	17,400,000	17,400	246,627,600	—	—	—	246,645,000
Offering costs	—	—	(2,308,242)	—	—	—	(2,308,242)
Net increase (decrease) in stockholders’ equity (net assets) resulting from operations	—	—	(590,217)	—	—	290,789	(299,428)

Balance at December 31, 2004	17,400,100	$17,400	$243,730,641	$—	$—	$290,789	$244,038,830
Offering costs	—	—	(7,606)	—	—	—	(7,606)
Net increase (decrease) in stockholders’ equity (net assets) resulting from operations	—	—	586,225	9,821,684	1,338,351	(394,933)	11,351,327
Dividends declared	—	—	—	(10,145,715)	(1,338,351)	—	(11,484,066)

Balance at December 31, 2005	17,400,100	$17,400	$244,309,260	$(324,031)	$—	$(104,144)	$243,898,485
Net increase (decrease) in stockholders’ equity (net assets) resulting from operations	—	—	(15,710)	16,561,914	(245,859)	(1,299,127)	15,001,218
Dividends declared	—	—	—	(16,008,092)	—	—	(16,008,092)
Issuance of common stock under dividend reinvestment plan	22,168	22	366,623	—	—	—	366,645

Balance at December 31, 2006	17,422,268	$17,422	$244,660,173	$229,791	$(245,859)	$(1,403,271)	$243,258,256

(See accompanying notes to consolidated financial statements)

NGP Capital Resources Company

Consolidated Statements of Cash Flows

	Year ended December 31, 2006	Year ended December 31, 2005	Period August 6, 2004 (commencement of operations) through December 31, 2004
Cash flows from operating activities
Net increase (decrease) in stockholders’ equity (net assets) resulting from operations	$15,001,218	$11,351,327	$(299,428)
Adjustments to reconcile net increase (decrease) in stockholders’ equity (net assets) resulting from operations to net cash used in operating activities
Decrease (increase) in accounts receivable	(401,951)	29,035	(80,000)
Decrease (increase) in interest receivable	(791,211)	(306,062)	(303,484)
Payment-in-kind interest	(807,813)	—	—
Payment-in-kind dividend	(123,750)	(33,250)	—
Decrease (increase) in prepaid assets	(1,022,472)	(84,427)	(491,602)
Increase (decrease) in accounts payable	1,532,649	293,581	513,173
Net amortization of premiums, discounts and fees	(1,435,683)	(1,129,615)	—
Decrease (increase) in unrealized appreciation on portfolio securities and corporate notes	1,299,127	394,933	(290,789)
Purchase of investments in portfolio securities	(138,180,371)	(58,449,304)	(65,770,724)
Redemption of investments in portfolio securities	61,486,485	33,597,539	—
Net sale (purchase) of investments in agency and auction rate securities	—	41,301,002	(41,301,002)
Purchase of investments in corporate notes	—	(51,167,818)	—
Sale of investments in corporate notes	4,005,371	29,357,422	—
Net sale (purchase) of investments in U.S. Treasury Bills	(21,151,383)	(121,411,533)	—

Net cash provided by (used in) operating activities	(80,589,784)	(116,257,170)	(108,023,856)

Cash flows from financing activities
Net proceeds from the issuance of common stock	—	—	246,645,000
Net draw on revolving credit facility	100,000,000	—	—
Offering costs from the issuance of common stock	—	(7,606)	(2,308,242)
Dividends paid	(20,426,475)	(6,699,038)	—

Net cash provided by (used in) financing activities	79,573,525	(6,706,644)	244,336,758

Net increase (decrease) in cash and cash equivalents	(1,016,259)	(122,963,814)	136,312,902
Cash and cash equivalents, beginning of the period	13,350,588	136,314,402	1,500

Cash and cash equivalents, end of period	$12,334,329	$13,350,588	$136,314,402

Supplemental disclosure
Cash paid for interest	$1,906,916	$—	$—
Cash paid for taxes	$142,517	$—	$—
Non-cash financing activities
Issuance of common stock in conjunction with dividend reinvestment plan	$366,645	$—	$—

(See accompanying notes to consolidated financial statements)

NGP Capital Resources Company

Consolidated Schedule of Investments

December 31, 2006

Portfolio Company(1)	Investment(2)(4)	Principal	Cost	Fair Value(3)
TARGETED INVESTMENTS
Venoco, Inc.	Senior Notes(7) (8.75%, due 12/15/2011)	$8,000,000	$7,960,772	$7,900,000

Venoco, Inc.	Senior Notes(7) (8.75%, due 12/15/2011)	4,000,000	3,934,993	3,950,000

TierraMar Energy, LLC	Senior Secured Multiple-Advance Term Loan (LIBOR + 6.00% cash, +7.50% PIK, due 5/13/2008)	9,183,372	9,054,033	9,054,033
	Overriding Royalty Interest(6)	20,000	18,623	200,000
	Warrants(5)	10,000	10,000	200,000

C-Gas, LLC	Senior Secured Multiple-Advance Term Loan (LIBOR + 5.50% cash, +7.50% PIK, due 4/25/2009)	17,749,511	17,534,057	17,534,057
	Overriding Royalty Interest(6)	45,000	44,651	200,000
	Senior Secured Multiple-Advance Supplemental Term Loan (LIBOR + 5.50% cash, +7.50% PIK, due 2/28/2007)	4,300,000	4,251,351	4,251,351

Atchee CBM, LLC	Senior Secured Multiple-Advance Term Loan (LIBOR + 5.50% cash, +7.50% PIK, due 4/25/2009)	1,391,562	1,369,123	1,369,123
	Overriding Royalty Interest(5)(6)	5,000	5,000	5,000
	Senior Secured Multiple-Advance Supplemental Term Loan (LIBOR + 5.50% cash, +7.50% PIK, due 2/28/2007)	713,036	705,373	705,373

Chroma Exploration & Production, Inc.	Tranche A - Senior Secured Multiple-Advance Term Loan (LIBOR + 7.75% until Tranche B payoff, +6.00% thereafter, due 9/20/2008)	15,000,000	14,781,240	14,781,240
	Overriding Royalty Interest(6)	87,500	82,687	400,000
	8,628 Shares Series A Participating	—	2,157,000	2,157,000
	Convertible Preferred Stock
	8.11 Shares Common Stock	—	—	—
	Tranche B - Senior Secured Multiple-Advance Term Loan (LIBOR + 7.75%, due 4/04/2007)	1,325,000	1,300,609	1,300,609

Piceance Basin Properties, LLC	Senior Secured Multiple-Advance Term Loan (11.3868%, due 10/31/2010)	5,495,802	5,540,185	5,540,185
	LLC Units (19,900 units)	—	40,876	19,745
	Warrants(5)	25,000	25,000	25,000

(See accompanying notes to consolidated financial statements)

NGP Capital Resources Company

Consolidated Schedule of Investments—(Continued)

December 31, 2006

Portfolio Company(1)	Investment(2)(4)	Principal	Cost	Fair Value(3)
Resaca Exploitation, LP	Senior Secured Multiple-Advance Tranche A Term Loan (LIBOR + 6.00%, due 5/01/2012)	21,800,000	21,443,100	21,443,100
	Overriding Royalty Interest(6)	30,000	30,000	125,000
	Senior Secured Tranche B Term Loan (LIBOR + 9.00%, due 8/01/2007)	6,000,000	5,926,736	5,926,736
	Overriding Royalty Interest(6)	30,000	30,000	125,000
	Senior Subordinated Secured Convertible Term Loan (6.00% Cash, 8.00% PIK, due 05/01/2012)	4,000,000	4,000,000	4,000,000

Crossroads Energy, LP	Senior Secured Multiple-Advance Term Loan (LIBOR + 5.50% Cash, +7.5% PIK - until 12/29/07, cash only thereafter, due 6/29/2009)	1,723,533	1,673,251	1,673,251
	Overriding Royalty Interest(6)	10,000	9,926	70,000

Rubicon Energy Partners, LLC	Senior Secured Multiple-Advance Term Loan (LIBOR + 6.50%, due 7/26/2010)	32,595,949	32,136,463	32,136,463
	LLC Units (4,000 units )	—	4,000,000	4,000,000

BSR Alto, LLC	Senior Secured Multiple-Advance Term Loan (LIBOR + 5.50% Cash, +7.5% PIK - until 8/17/08, cash only thereafter, due 8/17/2009)	1,838,943	1,708,559	1,708,559
	Overriding Royalty Interest(6)	30,000	29,922	75,000
	Warrants(5)	10,000	10,000	100,000

BSR Loco Bayou, LLC	Senior Secured Multiple-Advance Term Loan (LIBOR + 5.50% Cash, +7.5% PIK - until 8/15/08, cash only thereafter, due 8/15/2009)	2,188,432	2,010,533	2,010,533
	Overriding Royalty Interest(5)(6)	20,000	20,000	20,000
	Warrants(5)	10,000	10,000	10,000

Nighthawk Transport I, LP	Senior Secured Term Loan A (LIBOR + 3.50%, due 6/15/2010)	2,159,443	2,128,317	2,128,317
	Second Lien Term Loan B (LIBOR + 8.00%, due 6/15/2011)	3,760,863	3,686,628	3,686,628
	Second Lien Delayed Draw Term Loan B (LIBOR + 8.00%, due 6/15/2011)	3,387,585	3,320,190	3,320,190
	Warrants(5)	—	224	224

(See accompanying notes to consolidated financial statements)

NGP Capital Resources Company

Consolidated Schedule of Investments—(Continued)

December 31, 2006

Portfolio Company(1)	Investment(2)(4)	Principal	Cost	Fair Value(3)
Energy XXI Gulf Coast, Inc.	Second Lien Term Loan (LIBOR + 5.50%, due 4/04/2010)	14,000,000	14,000,000	14,000,000

Sonoran Energy, Inc.	Senior Secured Multiple-Advance Term Loan (LIBOR + 6.00%, due 2/28/2008)	6,000,000	5,763,781	5,763,781
	Overriding Royalty Interest(6)	100,000	100,000	100,000
	Warrants(5)	10,000	10,000	10,000

Subtotal Targeted Investments (50.28% of total investments)			$170,863,203	$172,025,498

Issuing Company	Investment(4)	Principal	Cost	Value
CORPORATE NOTES
Pioneer Natural Resources Co.	Senior Notes, 7.2%, due 2028	$10,000,000	$11,673,809	$9,418,600
XTO Energy, Inc.	Senior Notes, 5.0%, due 2015	6,000,000	6,007,837	5,697,480

Subtotal Corporate Notes ( 4.42% of total investments)			$17,681,646	$15,116,080

GOVERNMENT SECURITIES
U.S. Treasury Bills	U.S. Treasury Bills, 4.967%, due 02/22/2007	$7,407,000	$7,355,217	$7,355,217
U.S. Treasury Bills	U.S. Treasury Bills, 4.967%, due 02/22/2007	12,000,000	11,916,107	11,916,107
U.S. Treasury Bills	U.S. Treasury Bills, 4.967%, due 02/22/2007	12,000,000	11,916,107	11,916,107
U.S. Treasury Bills	U.S. Treasury Bills, 4.967%, due 02/22/2007	12,000,000	11,916,107	11,916,107
U.S. Treasury Bills	U.S. Treasury Bills, 4.967%, due 02/22/2007	12,000,000	11,916,107	11,916,107
U.S. Treasury Bills	U.S. Treasury Bills, 4.967%, due 02/22/2007	12,000,000	11,916,107	11,916,107
U.S. Treasury Bills	U.S. Treasury Bills, 4.967%, due 02/22/2007	12,000,000	11,916,107	11,916,107
U.S. Treasury Bills	U.S. Treasury Bills, 4.967%, due 02/22/2007	12,000,000	11,916,107	11,916,107
U.S. Treasury Bills	U.S. Treasury Bills, 4.967%, due 02/22/2007	12,000,000	11,916,107	11,916,107
U.S. Treasury Bills	U.S. Treasury Bills, 4.250%, due 01/04/2007	10,000,000	9,996,458	9,996,458
U.S. Treasury Bills	U.S. Treasury Bills, 4.380%, due 01/04/2007	30,000,000	29,989,048	29,989,048

Subtotal Government Securities (41.7% of total investments)			$142,669,579	$142,669,579

CASH
Subtotal Cash (3.6% of total investments)			$12,334,329	$12,334,329

TOTAL INVESTMENTS, CASH AND CASH EQUIVALENTS			$343,548,757	$342,145,486

LIABILITIES IN EXCESS OF OTHER ASSETS				$(98,887,230)

NET ASSETS				$243,258,256

(1)	None of our portfolio companies are controlled by or affiliated with us as defined by the Investment Company Act of 1940.
(2)	Percentages represent interest rates in effect at December 31, 2006, and due dates represent the contractual maturity dates.
(3)	Fair value of targeted investments is determined by or under the direction of the Board of Directors.
(4)	All investments are in entities with primary operations in the United States of America.
(5)	Non-income producing securities.
(6)	Securities are subject to restrictions as to their sale.
(7)	Upon the March 30, 2006 closing of Venoco, Inc.’s TexCal acquisition, Venoco Inc.’s senior notes became collateralized by second priority liens.

(See accompanying notes to consolidated financial statements)

NGP Capital Resources Company

Consolidated Schedule of Investments—(Continued)

December 31, 2005

Portfolio Company(1)	Investment(2)(4)	Principal	Cost	Fair Value(3)
Crescent Resources, LLC	Senior Subordinated- Secured Term Loan (LIBOR + 9.5%, due 12/20/2008)	$48,250,000	$47,443,575	$47,443,575

Venoco, Inc.	Senior Notes (8.75%, due 12/15/2011)	8,000,000	7,954,671	8,160,000

Venoco, Inc.	Senior Notes (8.75%, due 12/15/2011)	4,000,000	3,925,048	4,080,000

TierraMar Energy, LLC	Senior Secured Multiple-Advance Term Loan (LIBOR + 6%, due 5/13/2008)	6,100,000	5,964,780	5,964,780
	Overriding Royalty Interest(6)	20,000	19,510	200,000
	Warrants(5)	10,000	10,000	400,000

C-Gas, LLC	Senior Secured Multiple-Advance Term Loan (LIBOR + 5.5%, due 4/25/2009)	14,589,550	14,357,968	14,357,968
	Overriding Royalty Interest(6)	45,000	44,839	200,000

Atchee CBM, LLC	Senior Secured Multiple-Advance Term Loan (LIBOR + 5.5%, due 4/25/2009)	385,922	375,421	375,421
	Overriding Royalty Interest(5)(6)	5,000	5,000	5,000

Chroma Exploration & Production, Inc.	Senior Secured Multiple-Advance Term Loan (LIBOR + 6%, due 9/21/2008)	9,750,000	9,454,102	9,454,102
	Overriding Royalty Interest(6)	175,000	172,947	172,947
	8,133 Shares Series A Participating Convertible Preferred Stock	2,033,250	2,033,250	2,033,250
	8.11 Shares Common Stock	—	—	—

Total targeted investments (37.39% of total investments)			$91,761,111	$92,847,043

Issuing Company	Investment(4)	Principal	Cost	Value
Pioneer Natural Resources Co.	Senior Notes, 7.2%, due 2028	10,000,000	11,713,648	10,752,100
XTO Energy, Inc.	Senior Notes, 5.0%, due 2015	10,000,000	10,014,328	9,785,800

Total investment grade senior notes ( 8.27% of total investments)			$21,727,976	$20,537,900

(See accompanying notes to consolidated financial statements)

NGP Capital Resources Company

Consolidated Schedule of Investments—(Continued)

December 31, 2005

Issuing Company	Investment	Principal	Cost	Value
U.S. Treasury Bills	U.S. Treasury Bills, 3.762%, due 01/05/2006	12,046,000	12,041,047	12,041,047
U.S. Treasury Bills	U.S. Treasury Bills, 3.453%, due 01/05/2006	12,031,000	12,026,455	12,026,455
U.S. Treasury Bills	U.S. Treasury Bills, 3.370%, due 01/05/2006	12,029,000	12,024,496	12,024,496
U.S. Treasury Bills	U.S. Treasury Bills, 3.370%, due 01/05/2006	24,055,000	24,046,718	24,046,718
U.S. Treasury Bills	U.S. Treasury Bills, 3.044%, due 01/05/2006	61,400,000	61,379,480	61,379,480

Total government securities (48.96% of total investments)			$121,518,196	$121,518,196

Total cash (5.38% of total investments)			$13,350,588	$13,350,588

TOTAL INVESTMENTS, CASH AND CASH EQUIVALENTS			$248,357,871	$248,253,727

LIABILITIES IN EXCESS OF OTHER ASSETS				$(4,355,242)

NET ASSETS				$243,898,485

(1)	None of our portfolio companies are controlled by or affiliated with us as defined by the Investment Company Act of 1940.
(2)	Percentages represent interest rates in effect at December 31, 2005, and due dates represent the contractual maturity dates.
(3)	Fair value of targeted investments is determined by or under the direction of the Board of Directors.
(4)	All investments are in entities with primary operations in the United States of America.
(5)	Non-income producing securities.
(6)	Securities are subject to restrictions as to their sale.

(See accompanying notes to consolidated financial statements)

NGP Capital Resources Company

Notes to Consolidated Financial Statements

December 31, 2006

NOTE 1: ORGANIZATION

NGP Capital Resources Company (the “Company”) was organized as a Maryland corporation in July 2004. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes the Company has elected to be treated as a regulated investment company, (“RIC”), under the Internal Revenue Code of 1986, as amended (the “Code”) for 2005 and later years. The Company has several subsidiaries that are single member limited liability companies and wholly-owned limited partnerships established to hold certain portfolio investments or provide services to the Company in accordance with specific rules prescribed for a company operating as a RIC. These subsidiaries are: NGPC Funding GP, LLC, a Texas limited liability company; NGPC Nevada, LLC, a Nevada limited liability company; NGPC Funding, LP, a Texas limited partnership; NGPC Asset Holdings GP, LLC, a Texas limited liability company; NGPC Asset Holdings, LP, a Texas limited partnership; NGPC Asset Holdings II, LP, a Texas limited partnership; and NGPC Asset Holdings III, LP, a Texas limited partnership. The Company consolidates the results of its subsidiaries for financial reporting purposes. The Company does not consolidate the financial results of its portfolio companies.

The Company was created to invest primarily in small and mid-size private energy companies, which are generally defined as companies that have net asset values or annual revenues of less than $500 million and are not issuers of publicly traded securities. The Company’s investment objective is to generate both current income and capital appreciation through debt investments with certain equity components.

The Company is managed and advised, subject to the overall supervision of the Company’s Board of Directors, by NGP Investment Advisor, LP, (the “Manager”), a Delaware limited partnership owned by NGP Energy Capital Management, LLC and NGP Administration, LLC (the “Administrator”), the Company’s administrator.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Our financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Article 10 of Regulation S-X. The consolidated financial statements include all adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation of such consolidated financial statements.

The following is a summary of the significant accounting policies followed by the Company in the preparation of its consolidated financial statements:

Use of Estimates

The consolidated financial statements have been prepared in accordance with GAAP that require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and the accompanying notes to the consolidated financial statements. Actual results could differ from these estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased. Cash and cash equivalents are carried at cost which approximates fair value.

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

Prepaid Assets

Prepaid assets consist of premiums paid for directors’ and officers’ insurance and fidelity bonds with a policy term of one year, and fees associated with the establishment of the credit facility. Such premiums and fees are amortized monthly on a straight line basis over the term of the credit facility.

Concentration of Credit Risk

The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Valuation of Investments

Investments are carried at fair value, as determined in good faith by the Company’s Board of Directors. On a quarterly basis, the Manager prepares valuations for all of the assets in the Company’s portfolio and presents the valuations to the Company’s Valuation Committee and Board of Directors. The valuations are determined and recommended by the Valuation Committee to the Board of Directors, which reviews and ratifies the final portfolio valuations.

Investments in securities for which market quotations are readily available are recorded in the financial statements at such market quotations as of the valuation date adjusted for appropriate liquidity discounts, if applicable. For investments in securities for which market quotations are unavailable, or which have various degrees of trading restrictions, the Manager prepares valuation analyses, as generally described below.

Using the most recently available financial statements, forecasts and, when applicable, comparable transaction data, the Manager prepares valuation analyses for the various securities in the Company’s investment portfolio. These valuation analyses are prepared using traditional valuation methodologies which rely on estimates of the asset values and enterprise values of portfolio companies issuing securities.

The methodologies for determining asset valuations include estimates based on: the liquidation or sale value of a portfolio company’s assets, the discounted value of expected future net cash flows from the assets and third party valuations of a portfolio company’s assets, such as engineering reserve reports of oil and gas properties or multiples from transactions involving the sale of comparable assets. The Manager considers some or all of the above valuation methods to determine the estimated asset value of a portfolio company.

The methodologies for determining enterprise valuations include estimates based on: valuations of comparable public companies, recent sales of comparable companies, the value of recent investments in the equity securities of a portfolio company and the asset valuation methodologies described above. The Manager considers some or all of the above valuation methods to determine the estimated enterprise value of a portfolio company.

Debt Securities: The Company values its investments in non-convertible debt securities at its original net book value plus amortized original issue discount, or OID, to the extent that the estimated asset or enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. The Company values convertible debt securities at the higher of: 1) cost plus amortized OID, to the extent that the estimated asset or enterprise value of the portfolio company equals or exceeds the outstanding debt of the portfolio company; and 2) the Company’s pro rata share, upon conversion, of the residual equity value of the portfolio company available after deducting all outstanding debt from its estimated enterprise value. If the estimated asset or enterprise value

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

is less than the sum of the value of the Company’s debt investment and all other debt securities of the portfolio company pari passu or senior to the Company’s debt investment, the Company reduces the value of its debt investment beginning with its junior-most debt investment such that the asset or enterprise value less the value of the outstanding pari passu or senior debt is zero.

Equity Securities: The Company values investments in preferred and common equity securities (including warrants or options to acquire equity securities) based on its pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value.

Property-Based Equity Participation Rights: The Company values investments in overriding royalty and net profits interests based on a multiple of cash flows generated by such investments, multiples from transactions involving the sale of comparable assets and/or the discounted value of expected future net cash flows from such investments. Appropriate cash flow multiples are derived from the review of comparable transactions involving similar assets. The discounted value of future net cash flows is derived, when appropriate, from third party valuations of a portfolio company’s assets, such as engineering reserve reports of oil and gas properties.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned.

Securities Transactions, Interest and Dividend Income Recognition

All securities transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Premium and discount are accreted into interest income using the effective interest method. Detachable warrants, other equity securities or property interests such as overriding royalty interests obtained in conjunction with the acquisition of debt securities are recorded separately from the debt securities at their initial fair value, with a corresponding amount recorded as a discount to the associated debt security. Income from overriding royalty interests is recognized as received and the recorded assets are charged depletion using the unit of production depletion method. The portion of the loan origination fees paid that represent additional yield or discount on a loan are deferred and accreted into interest income over the life of the loan using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized premium or discount is recorded as a realized gain or loss. Market premiums or discounts on acquired loans or fixed income investments are accreted into interest income using the effective interest method. Dividend income is recognized on the ex-dividend date. Accruing interest or dividends on investments is deferred when it is determined that the interest or dividend is not collectible. Collectibility of the interest and dividends is assessed, based on many factors including the portfolio company’s ability to service its loan based on current and projected cash flows as well as the current valuation of the company’s assets. For investments with payment-in-kind (PIK) interest, the Manager bases income accruals on the valuation of the PIK notes or securities received from the borrower. If the portfolio company’s asset valuation indicates a value that is not sufficient to cover the contractual interest due on the PIK notes, management will not accrue interest income on the notes.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Realized gains and losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, considering unamortized fees and prepayment premiums and without regard to unrealized appreciation or depreciation previously recognized, and include investments charged

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

off during the year, net of recoveries. Net unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period including the reversal of previously recorded unrealized appreciation or depreciation, when capital gains or losses are realized.

Fee Income Recognition

Fees primarily include financial advisory, transaction structuring, loan administration, commitment and prepayment fees. Financial advisory fees represent amounts received for providing advice and analysis to companies and are recognized as earned when such services are performed provided collection is probable. Transaction structuring fees represent amounts received for structuring, financing, and executing transactions and are generally payable only if the transaction closes. Such fees are deferred and accreted into interest income over the life of the loan using the effective interest method. Commitment fees represent amounts received for committed funding and are generally payable whether or not the transaction closes. On transactions that close within the commitment period, commitment fees are deferred and accreted into interest income over the life of the loan using the effective interest method. Commitment fees on transactions that do not close are generally recognized over the time period the commitment is outstanding. Prepayment and loan administration fees are recognized as they are received. Included in interest income is approximately $1.4 million in 2006 and $1.1 million in 2005 of such accreted fee income.

Dividends

Dividends to stockholders are recorded on the ex-dividend date. For tax purposes the Company intends to continue to qualify as a RIC under the Code for 2005 and later years. In order to maintain the Company’s status as a RIC, the Company is required to distribute at least 90% of its investment company taxable income. In addition, the Company must distribute at least 98% of its taxable income (both ordinary income and net capital gains), to avoid excise tax. The Company intends to make distributions to stockholders on a quarterly basis of substantially all net taxable income. The Company also intends to make distributions of net realized capital gains, if any, at least annually. However, the Company may in the future decide to retain capital gains for investment and designate such retained dividends as a deemed distribution. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on the annual taxable earnings estimated by the Manager. Based on that estimate, a dividend is declared each quarter and paid shortly thereafter.

For the period ending December 31, 2004, the Company was treated as a “C” corporation and had no taxable income and therefore did not declare a dividend for that period. The following table summarizes our dividend history:

Dividend History

Declaration Date			Payment Date
	Amount	Record Date
March 18, 2005	$0.120	March 31, 2005	April 15, 2005
June 17, 2005	$0.125	June 30, 2005	July 15, 2005
September 19, 2005	$0.140	September 30, 2005	October 14, 2005
December 15, 2005	$0.275	December 27, 2005	January 4, 2006
March 10, 2006	$0.160	March 31, 2006	April 17, 2006
June 14, 2006	$0.180	June 30, 2006	July 14, 2006
September 14, 2006	$0.250	September 29, 2006	October 13, 2006
December 7, 2006	$0.330	December 19, 2006	December 29, 2006

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

The Company has established an “opt out” dividend reinvestment plan for its common stockholders. As a result, if the Company declares a cash dividend, a stockholder’s cash dividend will be automatically reinvested in additional shares of the Company’s common stock unless the stockholder, or his or her broker, specifically “opts out” of the dividend reinvestment plan and elects to receive cash dividends. It is customary practice for many brokers to “opt out” of dividend reinvestment plans on behalf of their clients unless specifically instructed otherwise. As of December 31, 2006, holders of 1,111,045 shares, or approximately 6.4% of outstanding shares, were participants in the Company’s dividend reinvestment plan.

The Company’s plan provides for the plan agent to purchase shares in the open market for credit to the accounts of plan participants unless the average of the closing sales prices for the shares for the five days immediately preceding the payment date exceeds 110% of the most recently reported net asset value per share. Through the third quarter of 2006, all shares credited to participants’ accounts were purchased in the open market. In the fourth quarter of 2006, 22,168 shares were issued pursuant to the dividend reinvestment plan.

The table below summarizes participation in the Company’s dividend reinvestment plan:

Dividend Reinvestment Plan Participation

Dividend	Participating Shares	Percentage of Outstanding Shares	Total Distribution	Cash Dividends	Common Stock Dividends
					Purchased in Open Market	Newly Issued Shares
						Amount	Shares
March 2005	—	0.0%	$2,088,012	$2,088,012	$—	$—	$—
June 2005	1,215,870	7.0%	$2,175,013	$2,023,029	$151,984	$—	$—
September 2005	1,488,904	8.6%	$2,436,014	$2,227,567	$208,447	$—	$—
December 2005	1,660,140	9.5%	$4,785,028	$4,328,488	$456,540	$—	$—
March 2006	1,618,940	9.3%	$2,784,016	$2,524,986	$259,030	$—	$—
June 2006	1,410,227	8.1%	$3,132,018	$2,878,177	$253,841	$—	$—
September 2006	1,270,634	7.3%	$4,350,025	$4,032,366	$317,659	$—	$—
December 2006	1,111,045	6.4%	$5,742,033	$5,375,388	$—	$366,645	$22,168

NOTE 3: CREDIT FACILITY

On August 31, 2006, the Company simultaneously repaid its original credit facility and entered into an Amended and Restated Revolving Credit Agreement (the “Investment Credit Agreement”), among the Company, the syndicated lenders party thereto and SunTrust Bank, as administrative agent for the lenders. Also on August 31, 2006, the Company entered into a Treasury Secured Revolving Credit Agreement (the “Treasury Credit Agreement”), among the Company, the syndicated lenders party thereto and SunTrust Bank, as administrative agent for the lenders.

Under the Investment Credit Agreement, the lenders have agreed to extend revolving credit to the Company in an amount not to exceed $80 million, which includes a $10 million letter of credit subfacility; however, the Company has the ability to increase the credit available under the Investment Credit Agreement to an amount not to exceed $175 million by obtaining additional commitments from existing lenders or new lenders. The Investment Credit Agreement has a three year term and bears interest, at the Company’s option, at either (i) LIBOR plus 125 to 225 basis points, based on the degree of leverage of the Company or (ii) the base rate plus 25 to 75 basis points, based on the degree of leverage of the Company. Proceeds from the Investment Credit Agreement will be used to supplement the Company’s equity capital to make portfolio investments.

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

The obligations under the Investment Credit Agreement are collateralized by substantially all of the Company’s assets, except certain assets that collateralize the Treasury Credit Agreement and are guaranteed by the Company’s existing and future subsidiaries, other than special purpose subsidiaries and certain other subsidiaries. The Investment Credit Agreement contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio of net asset value to consolidated total indebtedness (excluding net hedging liabilities) of the Company and its subsidiaries, of not less than 2.25:1.0, (b) maintaining a ratio of net asset value to consolidated total indebtedness (including net hedging liabilities) of the Company and its subsidiaries, of not less than 2.0:1.0, (c) maintaining a ratio of net income (excluding revenue from collateral under the Treasury Credit Agreement) plus interest, taxes, depreciation and amortization expenses (“EBITDA”) to interest expense (excluding interest on loans under the Treasury Credit Agreement) of the Company and its subsidiaries of not less than 3.0:1.0, (d) limitations on additional indebtedness, (e) limitations on liens, (f) limitations on mergers and other fundamental changes, (g) limitations on dividends, (h) limitations on disposition of assets other than in the normal course of business, (i) limitations on transactions with affiliates, (j) limitations on agreements that prohibit liens on properties of the Company and its subsidiary guarantors, (k) limitations on sale and leaseback transactions, (l) limitations on speculative hedging transactions, and (m) limitations on the aggregate amount of unfunded commitments.

Under the Treasury Credit Agreement, the lenders have agreed to extend revolving credit loans to the Company in an amount not to exceed $100 million. Proceeds from the Treasury Credit Agreement will be used to facilitate the growth of the Company’s investment portfolio and provide flexibility in the sizing of its portfolio investments. The Treasury Credit Agreement has a three year term and bears interest, at the Company’s option, at either (i) LIBOR plus 25 basis points or (ii) the base rate. As of December 31, 2006, the interest rate was 5.57% (LIBOR rate of 5.32% plus 25 basis points) on our $100 million outstanding balance under the Treasury Credit Agreement. Prepayments of loans under the Treasury Credit Agreement made during the first year are subject to a premium equal to 1% of the amount so prepaid.

The obligations under the Treasury Credit Agreement are collateralized by certain securities accounts assets and are guaranteed by the Company’s existing and future subsidiaries, other than special purpose subsidiaries and certain other subsidiaries. The Treasury Credit Agreement contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio of net asset value to consolidated total indebtedness (excluding net hedging liabilities) of the Company and its subsidiaries, of not less than 2.25:1.0, (b) maintaining a ratio of net asset value to consolidated total indebtedness (including net hedging liabilities) of the Company and its subsidiaries, of not less than 2.0:1.0, (c) maintaining a ratio of EBITDA (excluding revenue from cash collateral) to interest expense (excluding interest on loans under the Treasury Credit Agreement) of the Company and its subsidiaries of not less than 3.0:1.0, (d) maintaining a ratio of collateral to the aggregate principal amount of loans under the Treasury Credit Agreement of not less than 1.01:1.0, (e) limitations on additional indebtedness, (f) limitations on liens, (g) limitations on mergers and other fundamental changes, (h) limitations on dividends, (i) limitations on disposition of assets other than in the normal course of business, (j) limitations on transactions with affiliates, (k) limitations on agreements that prohibit liens on properties of the Company and its subsidiary guarantors, (l) limitations on sale and leaseback transactions, (m) limitations on speculative hedging transactions, and (n) limitations on the aggregate amount of unfunded commitments.

The Company has borrowed $100 million as of December 31, 2006 under the Treasury Credit Agreement. From time to time, certain of the lenders may provide customary commercial and investment banking services to the Company.

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

NOTE 4: ISSUANCE OF COMMON STOCK

On August 6, 2004, the Company, in its initial capitalization transaction, sold 100 shares to Natural Gas Partners, L.L.C. for $15.00 per share. On November 9, 2004, the Company’s Registration Statement (Registration No. 333-118279) was declared effective by the SEC in connection with the public offering of 16,000,000 shares of common stock (plus up to 2,400,000 additional shares of common stock upon the exercise of the underwriters’ over-allotment option), which commenced on November 10, 2004. The number of securities registered, including the shares of common stock subject to the underwriters’ over-allotment option, was 18,400,000, of which 17,400,000 were sold to the public at a price of $15.00 per share.

The net proceeds from the initial public offering of the shares of common stock, after deducting expenses of approximately $2,308,000 and underwriting discounts and commissions of $0.825 per share, were approximately $244,337,000.

The Company has established a dividend reinvestment plan for the Company’s common stockholders, which provides for reinvestment of distributions paid by the Company, on behalf of each plan participant, by the Company’s transfer agent, in accordance with the plan terms. The purpose of the plan is to provide stockholders of record of the Company’s common stock, par value $.001 per share, with a method of investing cash dividends and distributions in additional shares at the current market price without charges for record-keeping, custodial, and reporting services. However, the plan is an “opt-out” plan. This means, if the Company declares a cash dividend, a stockholder’s cash dividend will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan in writing, and elects to receive cash dividends. Any stockholder of record may elect to partially participate in the plan, or begin or resume participation at any time, by providing the plan agent with written notice. It is customary practice for many brokers to “opt out” of dividend reinvestment plans on behalf of their clients unless specifically instructed otherwise.

On December 29, 2006, the Company issued 22,168 shares of common stock to participants in the dividend reinvestment plan with respect to the $0.33 per share dividend declared on December 7, 2006.

NOTE 5: INVESTMENT MANAGEMENT

The Company has entered into an investment advisory agreement with the Manager under which the Manager, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. On October 25, 2006, our Board of Directors, including all of the independent directors, approved an extension of the investment advisory agreement through November 9, 2007.

For providing these services, the Manager receives a fee from the Company, consisting of two components—a base management fee and an incentive fee.

Under the investment advisory agreement, beginning on December 1, 2005 and thereafter, the base management fee is calculated quarterly as 0.45% of the average of total assets of the Company as of the end of the two previous quarters. Prior to December 1, 2005, the quarterly base management fee was equal to the lesser of $900,000 or 0.375% of such average. For services provided under the investment advisory agreement from November 9, 2004 through and including November 30, 2005, the base management fee was payable monthly in arrears. For services provided under the investment advisory agreement after that time, the base management fee is payable quarterly in arrears. Until June 30, 2005 (completion of two full fiscal quarters after the closing of the offering), the total assets upon which the quarterly base management fee was calculated was equal to the net proceeds of the offering. Thereafter, the base management fee was calculated based on the average value of the Company’s total assets at the end of the two most recently completed fiscal quarters.

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

Of the $1,374,299 management and incentive fees payable to the Manager as of December 31, 2006, $1,358,465 is the base management fee for the quarter ending December 31, 2006.

The incentive fee under the investment advisory agreement consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20% of the excess, if any, of the Company’s net investment income for the quarter that exceeds a quarterly hurdle rate equal to 2% (8% annualized) of the Company’s net assets.

For this purpose, net investment income means interest income, dividend income, and any other income (including any other fees, such as commitment, origination, syndication, structuring, diligence, managerial assistance, monitoring, and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, any interest expense and dividends paid on issued and outstanding preferred stock, if any, but excluding the incentive fee). Net investment income includes, in the case of investments with a deferred interest feature (such as premium and discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Net investment income does not include any realized capital gains, realized capital losses, or unrealized capital appreciation or depreciation.

The Manager agreed that payment of the investment income related portion of the incentive fee would not commence until December 1, 2005. There were no investment income incentive fees earned in December 2005. The incentive fees due in any fiscal quarter thereafter will be calculated as follows:

•	no incentive fee in any fiscal quarter in which the Company’s net investment income does not exceed the hurdle rate.

•	20% of the amount of the Company’s net investment income, if any, that exceeds the hurdle rate in any fiscal quarter.

These calculations are appropriately pro rated for any period of less than three months. Of the $1,374,299 management and incentive fees payable to the Manager as of December 31, 2006, $15,834 is the investment income incentive fee earned for the year 2006.

The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), and equals (1) 20% of (a) the Company’s net realized capital gain (realized capital gains less realized capital losses) on a cumulative basis from the closing date of the Company’s initial public offering to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (2) the aggregate amount of all Capital Gains Fees paid to the Manager in prior fiscal years. There were no capital gains incentive fees earned for the year 2006.

Realized capital gains on a security are calculated as the excess of the net amount realized from the sale or other disposition of such security over the amortized cost for the security. Realized capital losses on a security are calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the amortized cost of such security. Unrealized capital depreciation on a security is calculated as the amount by which the original cost of such security exceeds the fair value of such security at the end of a fiscal year. All period-end valuations are determined by the Company in accordance with GAAP and the 1940 Act.

The Manager has agreed that, beginning on November 9, 2006, and to the extent permissible under federal securities laws and regulations, including Regulation M, it will utilize 30% of the fees it receives from the capital

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

gains portion of the incentive fee (up to a maximum of $5 million of fees received in the aggregate) to purchase shares of the Company’s common stock in open market purchases through an independent trustee or agent. Any sales of such stock will comply with any applicable six-month holding period under Section 16(b) of the Securities Act of 1933 and all other restrictions contained in any law or regulation, to the fullest extent applicable to any such sale. Any change in this voluntary agreement will not be implemented without at least 90 days prior notice to stockholders and compliance with all applicable laws and regulations.

The investment advisory agreement was originally approved by the Company’s Board of Directors on November 9, 2004. The investment advisory agreement provides that unless terminated earlier as described below, the agreement shall remain in effect through October 31, 2006, and from year-to-year thereafter provided such continuance is approved at least annually by the Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. On October 25, 2006, the Company’s Board of Directors, including all of the independent directors, approved an extension of the investment advisory agreement through November 9, 2007.

The investment advisory agreement may be terminated at any time, without the payment of any penalty, by a vote of the Company’s Board of Directors or the holders of a majority of the Company’s shares on 60 days written notice to the Manager, and would automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Manager, its partners and the Managers’ and its partners’ respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon any of the Manager’s duties or obligations under the investment advisory agreement or otherwise as our investment adviser.

Pursuant the investment advisory agreement, the compensation and routine overhead expenses of the investment professionals of our management team and their respective staffs, when and to the extent engaged in providing management and investment advisory services to us, will be paid for by the Manager. We will bear all other costs and expenses of our operations and transactions.

The Manager, NGP Investment Advisor, LP, was formed in 2004 and maintains an office at 1221 McKinney Street, Suite 2975, Houston, Texas 77010. The Manager’s sole activity is to perform management and investment advisory services for the Company. The Manager is a registered investment adviser under the Investment Advisers Act of 1940.

The foregoing description of the investment advisory agreement is qualified in its entirety by reference to the full text of the document, a copy of which was filed as Exhibit 10.1 to our Form 10-K for the year ended December 31, 2004, and is incorporated herein by reference.

The Company has entered into an administration agreement with the Administrator, under which the Administrator furnishes the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and performs, or oversees the performance of, administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC.

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

In addition, the Manager assists in determining and publishing the Company’s net asset value, oversees the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the administration agreement are equal to amounts based upon the allocable portion of the Administrator’s costs and expenses in performing its obligations under the administration agreement. The Administrator bills the Company for charges under the administration agreement monthly in arrears.

Of the $965,105 in accounts payable as of December 31, 2006, $274,416 is due to the Administrator for expenses incurred on the Company’s behalf for the month of December 2006.

Of the $407,580 in accounts payable as of December 31, 2005, $127,166 is due to the Administrator for expenses incurred on the Company’s behalf for the month of December 2005.

The administration agreement was originally approved by our Board of Directors on November 9, 2004. The administration agreement provides that unless terminated earlier as described below, the agreement will continue in effect until November 9, 2006, and from year-to-year thereafter provided such continuance is approved at least annually by (i) the Company’s Board of Directors and (ii) a majority of our directors who are not parties to the administration agreement or “interested persons” of any such party. On October 25, 2006, the Board of Directors, including all of the independent directors, approved an extension of the administration agreement through November 9, 2007.

The foregoing description of the administration agreement is qualified in its entirety by reference to the full text of the document, a copy of which was filed as Exhibit 10.2 to our Form 10-K for the year ended December 31, 2004, and is incorporated herein by reference.

NOTE 6: ORGANIZATIONAL EXPENSES AND OFFERING COSTS

A portion of the net proceeds of the offering were used for organizational expenses and offering costs of approximately $705,000 and $2,308,000, respectively, recognized in fiscal year 2004. For the twelve months ended December 31, 2005, the Company recognized organizational expenses and offering costs of approximately $1,100 and $7,600, respectively. Organizational expenses were expensed as incurred. Offering costs were charged to paid-in capital in excess of par.

NOTE 7: FEDERAL INCOME TAXES

The Company intends to qualify for tax purposes as a RIC under the Code for 2005 and later years. As a RIC, the Company generally will not be subject to federal income tax on the portion of its investment company taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required, among other things, to distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, and to meet certain asset diversification requirements. At December 31, 2004, the Company’s temporary investments included commercial paper of certain issuers that exceeded 5% of the value of its total assets. These investments were classified as cash equivalents for financial statement purposes. The Company was advised, however, that for purposes of the federal income tax rules governing RIC status, these commercial paper investments could not be classified as cash items, in which case the Company did not meet the RIC asset diversification requirements at December 31, 2004 and was instead treated as a “C” corporation for tax purposes for 2004.

For the year ending December 31, 2005 and 2006, the Company met all RIC requirements. The Company distributed substantially all of its investment company taxable income for 2005 and for 2006. Thus, the Company did not incur any federal income tax liability for either period.

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

Differences between the effective income tax rate and the statutory Federal tax rate were as follows:

	Year ended December 31, 2006	Year ended December 31, 2005	Period August 6, 2004 (commencement of operations) through December 31, 2004
Statutory federal rate on loss from continuing operations	34%	34%	34%
Effect of net deferred tax assets	(34)%	(34)%	(34)%

Effective tax rate on earnings from continuing operations	0%	0%	0%

The tax effects of temporary differences that give rise to the deferred tax assets and liabilities are as follows:

	Year ended December 31, 2006	Year ended December 31, 2005	Period August 6, 2004 (commencement of operations) through December 31, 2004
Deferred tax assets
Net operating loss carryforwards	$156,674	$157,862	$142,471
Net organization costs	123,811	171,739	225,347

Total gross deferred tax assets	280,485	329,601	367,818
Less valuation allowance	(280,485)	(329,601)	(101,805)

Net deferred tax assets	—	—	266,013

Deferred tax liabilities
Unrealized gains, net	—	—	(98,868)
Prepaid expenses	—	—	(167,145)

Total gross deferred tax liabilities	—	—	(266,013)

Net deferred tax assets	$—	$—	$—

When a “C” corporation qualifies to be taxed as a RIC, it is subject to corporate-level tax on appreciation inherent in its assets on the date it becomes a RIC (i.e., built-in gain) that it recognizes within the first 10 years of its RIC status. A RIC generally may use loss carryforwards arising in taxable years while it was a “C” corporation to reduce its net recognized built-in gain, although a RIC is not otherwise allowed to utilize such loss carryforwards. Because the Company intends to qualify as a RIC under Subchapter M of the Code for 2005 and later years, it is uncertain whether the Company will fully utilize the tax benefit of its loss carryforward of approximately $142,000 at December 31, 2004. The valuation allowance for deferred tax assets for the period August 6, 2004 (commencement of operations) through December 31, 2004 was primarily included to reflect this uncertainty. After reducing the deferred tax asset by this allowance, the amount of the remaining deferred tax asset of $266,013 would entirely offset the deferred tax liability of $266,013 estimated as of December 31, 2004 should the Company recognize its built-in gain in future years. Because the loss carryforward is expected to offset the built-in gain, no provision for Federal income taxes has been recorded for the period August 6, 2004 (commencement of operations) through December 31, 2004. The loss carryforward will expire in the year 2024.

The Company’s consolidated subsidiaries, NGPC Asset Holdings, LP, NGPC Asset Holdings II, LP, and NGPC Asset Holdings III, LP, collectively (“NGPCAH”), are subject to federal income taxes. For the year ended December 31, 2005 (its first year of operations), NGPCAH operated at a loss and thus, at December 31, 2005, NGPCAH had a deferred tax asset of approximately $15,000, composed of net operating loss carryforwards. For

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

the year ended December 31, 2006, NGPCAH operated at a small profit, resulting in a reduction of the deferred tax asset composed of net operating loss carryforwards of approximately $1,000. Management believes that the realization of the net deferred tax asset is less likely than not based on expectations as to future taxable income and, accordingly, NGPCAH recorded a valuation allowance of approximately $15,000 at December 31, 2005, and of approximately $14,000 at December 31, 2006.

NOTE 8: COMMITMENTS AND CONTINGENCIES

As of December 31, 2006, the Company had investments in or commitments to fund loan facilities to fourteen portfolio companies totaling $206.9 million, on which $172.7 million was drawn. In addition, the Company has continuing obligations under the investment advisory agreement with the Manager and the administration agreement with the Administrator. The agreements provide that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Manager, the Administrator and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with them will be entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Manager’s or Administrator’s services under the agreements or otherwise as the Company’s investment adviser or administrator. The agreements also provide that the Manager, the Administrator and their affiliates will not be liable to the Company or any stockholder for any error of judgment, mistake of law, any loss or damage with respect to any of the Company’s investments, or any action taken or omitted to be taken by the Manager or the Administrator in connection with the performance of any of their duties or obligations under the agreements or otherwise as investment adviser or administrator to the Company, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. In the normal course of business, the Company enters into a variety of undertakings containing a variety of representations that may expose the Company to some risk of loss. The amount of future loss, if any arising from such undertakings, while not quantifiable, is not expected to be significant.

NOTE 9: DIVIDENDS AND DISTRIBUTIONS

The Company declared dividends for the year ending December 31, 2006 totaling $16,008,092, or $0.92 per share. For tax purposes, all of the dividends declared for the years ending December 31, 2006 and December 31, 2005 were paid from ordinary income. The Company did not declare any dividends for the period August 6, 2004 (commencement of operations) through December 31, 2004. The following table summarizes the Company’s dividend history.

Dividend History

Declaration Date			Payment Date
	Amount	Record Date
March 18, 2005	$0.120	March 31, 2005	April 15, 2005
June 17, 2005	$0.125	June 30, 2005	July 15, 2005
September 19, 2005	$0.140	September 30, 2005	October 14, 2005
December 15, 2005	$0.275	December 27, 2005	January 4, 2006
March 10, 2006	$0.160	March 31, 2006	April 17, 2006
June 14, 2006	$0.180	June 30, 2006	July 14, 2006
September 14, 2006	$0.250	September 29, 2006	October 13, 2006
December 7, 2006	$0.330	December 19, 2006	December 29, 2006

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

The following table summarizes the differences between financial statement net increase in net assets resulting from operations and taxable income available for distribution to shareholders for the years ending December 31, 2006, and December 31, 2005 and for the period August 6, 2004 (commencement of operations) through December 31, 2004:

	Year ended December 31, 2006	Year ended December 31, 2005	Period August 6, 2004 (commencement of operations) through December 31, 2004
Net increase (decrease) in net assets resulting from operations	$15,001,218	$11,351,327	$(299,428)
Adjustments
Net change in unrealized (appreciation) depreciation	1,299,127	394,933	(290,789)
Amortization of organization costs	(140,962)	(140,962)	646,074
Amortization of insurance premiums	564,308	(570,891)	(491,602)
Insurance premiums deducted in prior year	(523,562)	570,880	—
Net income from consolidating affiliate	(411,832)	(113,500)	—
Administrative fees from affiliate	408,337	158,769	—
Undistributed net realized capital losses	245,859	—	—
Other	19,205	14,580	614

Taxable income available for distribution to shareholders	$16,461,698	$11,665,136	$(435,131)

Dividends paid	$16,008,092	$11,484,066	$—
Prior year Section 855 dividends	(181,070)	—	—

Under (over) distribution of taxable income	$634,676	$181,070	$—

As of December 31, 2006, the components of net assets (excluding paid in capital) on a tax basis consisted of current distributable ordinary income of $634,676, current distributable tax basis capital loss carryforward of $174,401 and net unrealized depreciation of portfolio securities and corporate notes of $1,403,271. The temporary timing differences between book and tax amounts consist of organization costs, amortization of insurance premiums, and the deferral of post October capital losses.

At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $331.2 million.

As of December 31, 2006, the Company had a net capital loss carryforward of $174,401, which are available to offset future realized gains which will expire on December 31, 2014. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Company’s next taxable year. For the year ended December 31, 2006, the Company deferred to January 1, 2007, post October capital losses of $71,458.

NOTE 10: RECLASSIFICATIONS

Certain reclassifications have been made to the 2004 financial statements in order for them to conform to the 2005 presentation. In addition, GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on total net assets or net asset value per share. During the year ended December 31, 2006, $15,710 has been reclassified to Undistributed net investment income (loss) from Paid-in capital in excess of par. During the year ended

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

December 31, 2005, $586,225 has been reclassified from Undistributed net investment income (loss) to Paid-in capital in excess of par. These reclassifications are primarily due to non-deductible meal expenses, organization costs, and income and expenses from a wholly owned subsidiary.

NOTE 11: SUBSEQUENT EVENTS

In January 2007, the Company closed a $36.5 million Senior Secured Credit Facility with Alden Resources, LLC, a private Louisville, Kentucky based specialty coal company. The initial funding under the facility totaled approximately $28.5 million. Also, since the beginning of the 2007 fiscal year, existing portfolio companies have drawn approximately $9.4 million under their respective facilities.

NOTE 12: SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Non-cash operating activities for the year ended December 31, 2006, included amortization of original issue discount of $1,439,670, depletion of basis in overriding royalty interests of $3,986, payment-in-kind interest income of $807,813 and payment-in-kind stock dividends of $123,750. The net change in prepaid credit facility fees and insurance premiums was $1,022,472, resulting from additions of $1,815,767 less amortization of $793,295.

Non-cash operating activities for the year ended December 31, 2005, included amortization of original issue discount of $1,132,319, depletion of basis in overriding royalty interests of $2,704, and payment-in-kind stock dividends of $33,250. The net change in prepaid credit facility fees and insurance premiums was $84,817, resulting from additions of $797,204 less amortizations of $ 712,387. Non-cash operating activities for the period August 6, 2004 (commencement of operations) through December 31, 2004, included amortization of prepaid insurance premiums of $79,829.

NOTE 13: NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board recently issued FASB Interpretation (“FIN”) No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109 . FIN 48 interprets FASB Statement No. 109 and sets forth standards for determining the recognition and measurement of income tax positions for financial reporting purposes. FIN 48 is generally effective for fiscal years beginning after December 15, 2006. The Company is currently reviewing the requirements of FIN 48 to determine the effect, if any, on its financial position or results of operations.

The Financial Accounting Standards Board recently issued Statement of Financial Accounting Standards (“FAS”) No. 157, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement clarifies that the exchange price is the price in an orderly transaction between participants to sell an asset or liability, and focuses on the price that would be received rather than the price that would be paid. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, although earlier application is encouraged. The Company is currently reviewing the requirements of FAS 157 to determine the effect, if any, on its financial position or results of operations.

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

Note 14: FINANCIAL HIGHLIGHTS

NGP Capital Resources Company

Consolidated Financial Highlights

	Year ended December 31, 2006	Year ended December 31, 2005	Period August 6, 2004 (commencement of operations) through December 31, 2004
Per Share Data
Net asset value, beginning of period	$14.02	$14.03	$15.00
Underwriting discounts, commissions related to initial public offering	—	—	(0.82)
Other costs related to initial public offering	—	—	(0.13)

Net asset value after initial public offering	14.02	14.03	14.05

Net investment income (loss)	0.95	0.60	(0.03)
Net realized and unrealized gain (loss) on portfolio securities and corporate notes	(0.09)	0.05	0.01

Net increase (decrease) in stockholders’ equity (net assets) resulting from operations	0.86	0.65	(0.02)

Dividends declared	(0.92)	(0.66)	—

Net asset value, end of period	$13.96	$14.02	$14.03

Market value, beginning of period	$13.13	$15.37	$15.00
Market value, end of period	$16.75	$13.13	$15.37
Market value return(1)	35.60%	(10.67)%	2.47%
Net asset value return(1)	5.84%	4.49%	(6.47)%

Ratios and Supplemental Data
($ and shares in thousands)
Net assets, end of period	$243,258	$243,898	$244,039
Average net assets	243,578	243,969	76,367
Common shares outstanding at end of period	17,422	17,400	17,400
Total operating expenses/average net assets(2)	4.50%	2.83%	1.89%
General and administrative expenses/average net assets(2)	2.56%	1.31%	0.37%
Net investment income (loss) /average net assets(2)	6.79%	4.27%	(0.77)%
Net increase (decrease) in net assets resulting from operations/average net assets(2)	6.16%	4.65%	(0.39)%
Portfolio turnover rate	25.24%	13.77%	0.00%

(1)	Return calculations assume reinvestment of dividends and are not annualized.
(2)	Annualized.

(See accompanying notes to consolidated financial statements)

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

NOTE 15: SELECTED QUARTERLY FINANCIAL DATA (unaudited)

(in thousands, except per share amounts)

	Investment Income		Net Investment Income		Net Realized and Unrealized Gain (Loss) on Portfolio Securities and Corporate Notes		Net Increase (Decrease) In Net Assets From Operations
Quarter Ended	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
March 31, 2005	$4,182	$0.24	$2,600	$0.15	$(1,299)	$(0.07)	$1,301	$0.07
June 30, 2005	$3,666	$0.21	$1,890	$0.11	$52	$0.00	$1,942	$0.11
September 30, 2005	$4,439	$0.26	$2,817	$0.16	$576	$0.03	$3,393	$0.20
December 31, 2005	$5,023	$0.29	$3,105	$0.18	$1,610	$0.09	$4,715	$0.27
March 31, 2006	$4,996	$0.29	$2,990	$0.17	$(1,146)	$(0.07)	$1,844	$0.10
June 30, 2006	$6,000	$0.34	$3,888	$0.22	$(1,360)	$(0.07)	$2,528	$0.15
September 30, 2006	$7,557	$0.43	$4,739	$0.28	$601	$0.03	$5,341	$0.31
December 31, 2006	$8,964	$0.51	$4,929	$0.28	$360	$0.02	$5,289	$0.30

NGP Capital Resources Company

Consolidated Balance Sheets

(unaudited)

	September 30, 2007	December 31, 2006
Assets
Investments in portfolio securities at fair value (cost: $260,870,948 and $170,863,203, respectively)	$267,482,387	$172,025,498
Investments in corporate notes at fair value (cost: $11,642,328 and $17,681,646, respectively)	8,936,500	15,116,080
Investments in U.S. Treasury Bills, at amortized cost which approximates fair value	127,813,642	142,669,579

Total investments	404,232,529	329,811,157

Cash and cash equivalents	7,084,798	12,334,329
Accounts receivable	5,658	452,916
Interest receivable	1,340,766	1,400,757
Prepaid assets	933,981	1,598,501

Total assets	$413,597,732	$345,597,660

Liabilities and stockholders’ equity (net assets)
Current liabilities
Accounts payable	$709,406	$965,105
Management and incentive fees payable	2,061,266	1,374,299
Dividends payable	6,114,379	—

Total current liabilities	8,885,051	2,339,404

Long-term debt	151,000,000	100,000,000

Total liabilities	159,885,051	102,339,404

Commitments and contingencies (Note 7)
Stockholders’ equity (net assets)
Common stock, $.001 par value, 250,000,000 shares authorized; 17,469,654 and 17,422,268 issued and 17,469,654 and 17,422,268 outstanding, respectively	17,470	17,422
Paid-in capital in excess of par	245,441,929	244,660,173
Undistributed net investment income (loss)	(1,722,214)	229,791
Undistributed net realized capital gain (loss)	6,069,885	(245,859)
Net unrealized appreciation (depreciation) of portfolio securities and corporate notes	3,905,611	(1,403,271)

Total stockholders’ equity (net assets)	253,712,681	243,258,256

Total liabilities and stockholders’ equity (net assets)	$413,597,732	$345,597,660

Net asset value per share	$14.52	$13.96

(See accompanying notes to consolidated financial statements)

NGP Capital Resources Company

Consolidated Statements of Operations

(unaudited)

	For the Three Months ended September 30, 2007	For the Three Months ended September 30, 2006	For the Nine Months ended September 30, 2007	For the Nine Months ended September 30, 2006
Investment income
Interest income	$9,011,405	$7,379,320	$26,940,522	$18,040,507
Dividend income	—	—	93,710	60,998
Other income	47,960	177,634	245,704	451,261

Total investment income	9,059,365	7,556,954	27,279,936	18,552,766

Operating expenses
Management fees	1,626,857	1,128,304	4,776,860	3,363,428
Incentive fees	(531,889)	—	522,469	—
Professional fees	209,231	186,132	537,813	543,960
Insurance expense	132,423	144,234	397,268	432,823
Interest expense and fees	1,737,202	836,067	4,913,624	996,141
Other general and administrative expenses	627,034	523,084	1,944,690	1,599,028

Total operating expenses	3,800,858	2,817,821	13,092,724	6,935,380

Net investment income	5,258,507	4,739,133	14,187,212	11,617,386
Net realized capital gain (loss) on portfolio securities and corporate notes	(351,114)	(174,401)	6,315,744	(174,401)
Net increase (decrease) in unrealized appreciation (depreciation) on portfolio securities and corporate notes	(712,268)	775,859	5,308,882	(1,730,662)

Net increase in stockholders’ equity (net assets) resulting from operations	$4,195,125	$5,340,591	$25,811,838	$9,712,323

Net increase in stockholders’ equity (net assets) resulting from operations per common share	$0.24	$0.31	$1.49	$0.56

(See accompanying notes to consolidated financial statements)

NGP Capital Resources Company

Consolidated Statement of Changes in Stockholders’ Equity (Net Assets)

(unaudited)

	Common Stock		Paid-in Capital in Excess of Par	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Capital Gain (Loss)	Net Unrealized Appreciation (Depreciation) of Portfolio Securities and Corporate Notes	Total Stockholders’ Equity (Net Assets)
	Shares	Amount
Balance at December 31, 2006	17,422,268	$17,422	$244,660,173	$229,791	$(245,859)	$(1,403,271)	$243,258,256
Net increase in stockholders’ equity (net assets) resulting from operations	—	—	—	14,187,212	6,315,744	5,308,882	25,811,838
Dividends declared	—	—	—	(16,139,217)	—	—	(16,139,217)
Issuance of common stock under dividend reinvestment plan	47,386	48	781,756	—	—	—	781,804

Balance at September 30, 2007	17,469,654	$17,470	$245,441,929	$(1,722,214)	$6,069,885	$3,905,611	$253,712,681

(See accompanying notes to consolidated financial statements)

NGP Capital Resources Company

Consolidated Statements of Cash Flows

(unaudited)

	For the Nine Months ended September 30, 2007	For the Nine Months ended September 30, 2006
Cash flows from operating activities
Net increase in stockholders’ equity (net assets) resulting from operations	$25,811,838	$9,712,323
Adjustments to reconcile net increase in stockholders’ equity (net assets) resulting from operations to net cash used in operating activities
Payment-in-kind interest	(2,966,423)	(161,942)
Payment-in-kind dividend	(93,710)	(60,998)
Net amortization of premiums, discounts and fees	(2,168,463)	(581,676)
Unrealized appreciation (depreciation) on portfolio securities and corporate notes	(5,308,882)	1,730,662
Effects of changes in operating assets and liabilities
Accounts receivable	447,258	37,045
Interest receivable	59,991	(523,241)
Prepaid assets	664,520	(740,395)
Accounts payable	431,268	1,238,078
Purchase of investments in portfolio securities	(194,255,244)	(116,814,029)
Redemption of investments in portfolio securities	109,508,043	12,502,402
Sale of investments in corporate notes	6,007,370	2,002,737
Net sale of investments in U.S. Treasury Bills	14,855,937	425,709

Net cash provided by (used in) operating activities	(47,006,497)	(91,233,325)

Cash flows from financing activities
Borrowings under revolving credit facility	51,000,000	100,000,000
Dividends paid	(9,243,034)	(10,701,062)

Net cash provided by (used in) financing activities	41,756,966	89,298,938

Net increase (decrease) in cash and cash equivalents	(5,249,531)	(1,934,387)
Cash and cash equivalents, beginning of the period	12,334,329	13,350,588

Cash and cash equivalents, end of period	$7,084,798	$11,416,201

(See accompanying notes to consolidated financial statements)

NGP Capital Resources Company

Consolidated Schedule of Investments

September 30, 2007

(unaudited)

Portfolio Company	Energy Industry Segment	Investment(2)(4)	Principal	Cost	Fair Value(3)
TARGETED INVESTMENTS
Venoco, Inc.(1)	Oil & Natural Gas Production and Development	Senior Notes(7) (8.75%, due 12/15/2011)	$8,000,000	$7,965,691	$7,980,000

Venoco, Inc.(1)	Oil & Natural Gas Production and Development	Senior Notes(7) (8.75%, due 12/15/2011)	4,000,000	3,943,079	3,990,000

Chroma Exploration & Production, Inc.(1)	Oil & Natural Gas Production and	8,887 Shares Series A Participating	—	2,221,710	1,221,710
	Development	Convertible Preferred Stock 8,116 Shares Series AA Participating	—	2,029,000	2,029,000
		Convertible Preferred Stock 8.11 Shares Common Stock(5)	—	—	—

		Warrants(5)	—	—	—

Resaca Exploitation, LP(1)	Oil & Natural Gas	Senior Secured	26,993,572	26,471,808	26,471,808
	Production and Development	Multiple-Advance Tranche A Term Loan (LIBOR + 6.00%, due 5/01/2012)
		Overriding Royalty Interest(5)(6)	30,000	30,000	125,000

		Senior Secured Tranche B Term Loan	6,000,000	5,979,752	5,979,752
		(LIBOR + 9.00%, due 11/30/2007)
		Overriding Royalty Interest(5)(6)	30,000	30,000	125,000

		Senior Subordinated	4,000,000	4,000,000	4,000,000
		Secured Convertible Term Loan (6.00% cash, 8.00% PIK, due 5/01/2012)

NGP Capital Resources Company

Consolidated Schedule of Investments—(Continued)

September 30, 2007

(unaudited)

Portfolio Company	Energy Industry Segment	Investment(2)(4)	Principal	Cost	Fair Value(3)

Crossroads Energy, LP(1)	Oil & Natural Gas	Senior Secured	3,473,767	3,410,615	3,410,615
	Production and Development	Multiple-Advance Term Loan (LIBOR + 5.50% cash, +7.50% PIK - until 12/29/07, cash only thereafter, due 6/29/2009)
		Overriding Royalty Interest(6)	10,000	8,913	150,000

Rubicon Energy Partners, LLC(8)	Oil & Natural Gas Production and	LLC Units (4,000 units)(5)	—	4,000,000	12,000,000
	Development

BSR Alto, LLC(1)	Oil & Natural Gas	Senior Secured	2,431,546	2,332,908	1,832,908
	Production and Development	Multiple-Advance Term Loan (LIBOR + 5.50% cash, +7.50% PIK—until 8/17/08, cash only thereafter, due 8/17/2009)
		Overriding Royalty Interest(6)	30,000	29,102	75,000
		Warrants(5)	10,000	10,000	—

BSR Loco Bayou, LLC(1)	Oil & Natural Gas	Senior Secured	4,127,191	3,862,088	3,000,000
	Production and Development	Multiple-Advance Term Loan (LIBOR + 5.50% cash, +7.50% PIK - until 8/15/08, cash only thereafter, due 8/15/2009)(5)
		Overriding Royalty Interest(5)(6)	20,000	20,000	20,000
		Warrants(5)	10,000	10,000	—

Nighthawk Transport I, LP(1)	Energy Services	Second Lien	15,474,609	14,434,253	14,434,253
		Term Loan B (LIBOR + 8.00%, due 10/03/2010)
		LP Units(5)	—	224	150,000
		Warrants(5)	—	850,000	850,000

		Second Lien	1,187,698	1,158,349	1,158,349
		Delayed Draw Term Loan B (LIBOR + 8.00%, due 10/03/2010)

NGP Capital Resources Company

Consolidated Schedule of Investments—(Continued)

September 30, 2007

(unaudited)

Portfolio Company	Energy Industry Segment	Investment(2)(4)	Principal	Cost	Fair Value(3)
Sonoran Energy, Inc.(1)	Oil & Natural Gas	Senior Secured	6,943,853	6,856,475	6,856,475
	Production and Development	Multiple-Advance Term Loan (LIBOR + 6.00%, due 2/28/2008) Overriding Royalty Interest(6)	100,000	95,801	100,000
		Warrants(5)	10,000	10,000	10,000

Alden Resources, LLC(1)	Coal Production	Senior Secured	35,000,000	31,974,099	31,974,099
		Multiple-Advance Term Loan (LIBOR + 8.00% cash, +10.00% PIK - until 1/05/2008) cash only thereafter, due 1/05/2013) Royalty Interest(6)	2,660,000	2,639,711	2,660,000
		Warrants(5)	100,000	100,000	100,000
Tammany Oil &Gas, LLC(1)	Oil & Natural Gas	Senior Secured	25,285,796	24,863,242	24,863,242
	Production and Development	Multiple-Advance Term Loan (LIBOR + 6.00%, due 3/21/2010) Overriding Royalty Interest(5)(6)	200,000	200,000	300,000

TierraMar Energy LP(8)	Oil & Natural Gas Production and	Overriding Royalty Interest(6)	20,000	18,359	200,000
	Development	Class A Preferred LP Units(5)	14,733,857	14,733,857	14,733,857
Anadarko Petroleum Corporation 2007-III Drilling Fund(1)	Oil & Natural Gas Production and Development	Multiple-Advance Net Profits Interest (Due 4/23/2032)	49,325,351	49,347,154	49,347,154

Formidable, LLC(1)	Oil & Natural Gas	Senior Secured	30,218,834	29,840,685	29,840,685
	Production and Development	Multiple-Advance Term Loan (LIBOR + 5.50% cash, +7.50% PIK due 12/31/2007)
		Warrants(5)	500,000	500,000	500,000

NGP Capital Resources Company

Consolidated Schedule of Investments—(Continued)

September 30, 2007

(unaudited)

Portfolio Company	Energy Industry Segment	Investment(2)(4)	Principal	Cost	Fair Value(3)
DeanLake Operator, LLC(1)	Oil & Natural Gas	Senior Secured	12,178,910	11,913,480	11,913,480
	Production and Development	Multiple-Advance Term Loan (LIBOR + 7.00%, due 6/25/2010) Overriding Royalty Interest(5)(6)	20,000	20,000	20,000
		Warrants(5)	10,000	10,000	10,000

Excel Mining Systems, LLC(1)	Coal Mining Services	Second Lien Term Loan (LIBOR + 7.25%, due 7/30/2015)	5,000,000	4,950,593	5,050,000

Subtotal Targeted Investments (65.07% of total investments)				$260,870,948	$267,482,387

NGP Capital Resources Company

Consolidated Schedule of Investments—(Continued)

September 30, 2007

(unaudited)

Issuing Company	Energy Industry Segment	Investment(2)(4)	Principal	Cost	Fair Value(3)
CORPORATE NOTES
Pioneer Natural Resources Co.	Energy	Senior Notes, 7.2%, due 2028	$10,000,000	$11,642,328	$8,936,500

Subtotal Corporate Notes ( 2.17% of total investments)				$11,642,328	$8,936,500

GOVERNMENT SECURITIES
U.S. Treasury Bills	Government	U.S. Treasury Bills, 3.890%, due 12/13/2007	$5,991,000	$5,944,836	$5,944,836
U.S. Treasury Bills	Government	U.S. Treasury Bills, 3.890%, due 12/13/2007	12,000,000	11,907,534	11,907,534
U.S. Treasury Bills	Government	U.S. Treasury Bills, 3.890%, due 12/13/2007	12,000,000	11,907,534	11,907,534
U.S. Treasury Bills	Government	U.S. Treasury Bills, 3.890%, due 12/13/2007	12,000,000	11,907,533	11,907,533
U.S. Treasury Bills	Government	U.S. Treasury Bills, 3.890%, due 12/13/2007	12,000,000	11,907,533	11,907,533
U.S. Treasury Bills	Government	U.S. Treasury Bills, 3.890%, due 12/13/2007	12,000,000	11,907,533	11,907,533
U.S. Treasury Bills	Government	U.S. Treasury Bills, 3.890%, due 12/13/2007	12,000,000	11,907,533	11,907,533
U.S. Treasury Bills	Government	U.S. Treasury Bills, 3.890%, due 12/13/2007	12,000,000	11,907,533	11,907,533
U.S. Treasury Bills	Government	U.S. Treasury Bills, 3.890%, due 12/13/2007	12,000,000	11,907,533	11,907,533
U.S. Treasury Bills	Government	U.S. Treasury Bills, 3.524%, due 12/13/2007	26,796,000	26,608,540	26,608,540

Subtotal Government Securities (31.04% of total investments)				$127,813,642	$127,813,642

CASH

Subtotal Cash (1.72% of total investments)				$7,084,798	$7,084,798

TOTAL INVESTMENTS, CASH AND CASH EQUIVALENTS				$407,411,716	$411,317,327

LIABILITIES IN EXCESS OF OTHER ASSETS					$(157,604,646)

NET ASSETS					$253,712,681

NGP Capital Resources Company

Consolidated Schedule of Investments—(Continued)

September 30, 2007

(unaudited)

(1)	Portfolio company is not controlled by or affiliated with us as defined by the Investment Company Act of 1940.
(2)	Percentages represent interest rates in effect at September 30, 2007, and due dates represent the contractual maturity dates.
(3)	Fair value of targeted investments is determined by or under the direction of the Board of Directors.
(4)	All investments are in entities with primary operations in the United States of America.
(5)	Non-income producing securities.
(6)	Securities are subject to restrictions as to their sale.
(7)	Upon the March 30, 2006 closing of Venoco, Inc.’s TexCal acquisition, Venoco Inc.’s senior notes became collateralized by second priority liens.
(8)	Portfolio company is controlled by us as defined by the Investment Company Act of 1940.

(See accompanying notes to consolidated financial statements)

NGP Capital Resources Company

Consolidated Financial Highlights

(unaudited)

	For the Nine Months ended September 30, 2007	For the Nine Months ended September 30, 2006
Per Share Data
Net asset value, beginning of period	$13.96	$14.02
Net investment income	0.82	0.67
Net realized and unrealized gain (loss) on portfolio securities and corporate notes	0.67	(0.11)

Net increase in stockholders’ equity (net assets) resulting from operations	1.49	0.56

Dividends declared	(0.93)	(0.59)

Net asset value, end of period	$14.52	$13.99

Market value, beginning of period	$16.75	$13.13
Market value, end of period	$16.23	$14.59
Market value return(1)	2.38%	15.83%
Net asset value return(1)	9.89%	4.02%
Ratios and Supplemental Data ($ and shares in thousands)
Net assets, end of period	$253,713	$243,345
Average net assets	$248,485	$243,622
Common shares outstanding at end of period	17,470	17,400
Total operating expenses/average net assets(2)	7.04%	3.81%
Total operating expenses less management and incentive fees and interest expense/average net assets(2)	1.55%	1.41%
Total operating expenses less management and incentive fees/average net assets(2)	4.19%	1.96%
Net investment income/average net assets(2)	7.63%	6.38%
Net increase in net assets resulting from operations/average net assets(2)	13.89%	5.33%
Portfolio turnover rate	44.07%	5.13%

(1)	Return calculations assume reinvestment of dividends and are not annualized.
(2)	Annualized.

(See accompanying notes to consolidated financial statements)

NGP Capital Resources Company

Notes To Consolidated Financial Statements

September 30, 2007

(Unaudited)

NOTE 1: ORGANIZATION

NGP Capital Resources Company (the “Company”) was organized as a Maryland corporation in July 2004. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for federal income tax purposes the Company has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Company has several subsidiaries that are single member limited liability companies and wholly owned limited partnerships established to hold certain portfolio investments or provide services to the Company in accordance with specific rules prescribed for a company operating as a RIC. These subsidiaries are: NGPC Funding GP, LLC, a Texas limited liability company; NGPC Nevada, LLC, a Nevada limited liability company; NGPC Funding, LP, a Texas limited partnership; NGPC Asset Holdings GP, LLC, a Texas limited liability company; NGPC Asset Holdings, LP, a Texas limited partnership; NGPC Asset Holdings II, LP, a Texas limited partnership; NGPC Asset Holdings III, LP, a Texas limited partnership and NGPC Asset Holdings IV, LP, a Texas limited partnership. The Company consolidates the results of its subsidiaries for financial reporting purposes. The Company does not consolidate the financial results of its portfolio companies.

The Company was created to invest primarily in small and mid-size private energy companies, which are generally defined as companies that have net asset values or annual revenues of less than $500 million and are not issuers of securities listed on a national exchange. The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments or a combination thereof.

The Company is managed and advised, subject to the overall supervision of the Company’s Board of Directors, by NGP Investment Advisor, LP (the “Manager”), a Delaware limited partnership owned by NGP Energy Capital Management, LLC, and NGP Administration, LLC (the “Administrator”), the Company’s administrator.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

The interim unaudited consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany accounts and transactions have been eliminated. The interim consolidated financial statements have been prepared by management of the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations, although the Company believes the disclosures included herein are adequate to make the information presented not misleading. In the opinion of management, all adjustments which are of a normal recurring nature considered necessary for presentation of the information have been included. These unaudited consolidated financial statements should be read in conjunction with the consolidated financial statements and related notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. Interim results are not necessarily indicative of results for a full year.

The following is a summary of the significant accounting policies consistently applied by the Company in the preparation of its consolidated financial statements:

Use of Estimates

The interim consolidated financial statements have been prepared in accordance with U.S. Generally Accepted Accounting Principles that require management to make estimates and assumptions that affect the

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

amounts reported in the consolidated financial statements and the accompanying notes to the consolidated financial statements. Actual results could differ from these estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased. Cash and cash equivalents are carried at cost which approximates fair value.

Prepaid Assets

Prepaid assets consist of premiums paid for directors’ and officers’ insurance and fidelity bonds with policy terms of one year and fees associated with the establishment of the credit facility. Such premiums and fees are amortized monthly on a straight line basis over the term of the policy or credit facility.

Concentration of Credit Risk

The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Valuation of Investments

Investments are carried at fair value, as determined in good faith by the Company’s Board of Directors. On a quarterly basis, the investment team of our manager prepares valuations for all of the assets in our portfolio companies and presents the valuations to the Company’s Valuation Committee and Board of Directors. The valuations are determined and recommended by the Valuation Committee to the Board of Directors, which reviews and ratifies the final portfolio valuations.

Investments in securities for which market quotations are readily available are recorded in the financial statements at such market quotations as of the valuation date adjusted for appropriate liquidity discounts, if applicable. For investments in securities for which market quotations are unavailable, or which have various degrees of trading restrictions, the investment team prepares valuation analyses, as generally described below.

Using the most recently available financial statements, forecasts and, when applicable, comparable transaction data, the investment team prepares valuation analyses for the various securities in the Company’s investment portfolio. These valuation analyses are prepared using traditional valuation methodologies which rely on estimates of the asset values and enterprise values of portfolio companies issuing securities.

The methodologies for determining asset valuations include estimates based on the liquidation or sale value of a portfolio company’s assets, the discounted value of expected future net cash flows from the assets, third party valuations of the portfolio company’s assets (such as engineering reserve reports of oil and gas properties) or multiples from transactions involving the sale of comparable assets. Some or all of the above valuation methods are considered to determine the estimated asset value of a portfolio company.

The methodologies for determining enterprise valuations include estimates based on valuations of comparable public companies, recent sales of comparable companies, the value of recent investments in the equity securities of the portfolio company and the asset valuation methodologies described in the above section. Some or all of the above valuation methods are considered to determine the estimated enterprise value of a portfolio company.

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

Debt Securities: The Company values its investments in non-convertible debt securities at its original net book value plus amortized original issue discount, or OID, to the extent that the estimated asset or enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. The Company values convertible debt securities at the higher of: 1) cost plus amortized OID, to the extent that the estimated asset or enterprise value of the portfolio company equals or exceeds the outstanding debt of the portfolio company; and 2) the Company’s pro rata share, upon conversion, of the residual equity value of the portfolio company available after deducting all outstanding debt from its estimated enterprise value. If the estimated asset or enterprise value is less than the sum of the value of the Company’s debt investment and all other debt securities of the portfolio company pari passu or senior to the Company’s debt investment, the Company reduces the value of its debt investment beginning with its junior-most debt investment such that the asset or enterprise value less the value of the outstanding pari passu or senior debt is zero.

Equity Securities: The Company values its investments in preferred and common equity securities (including warrants or options to acquire equity securities) based on its pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value.

Property-Based Equity Participation Rights: The Company values investments in overriding royalty and net profits interests based on a multiple of cash flows generated by such investments, multiples from transactions involving the sale of comparable assets and/or the discounted value of expected future net cash flows from such investments. The Company derives appropriate cash flow multiples from the review of comparable transactions involving similar assets. The Company derives the discounted value of future net cash flows, when appropriate, from third party valuations of a portfolio company’s assets, such as engineering reserve reports of oil and gas properties.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned.

Securities Transactions, Interest and Dividend Income Recognition

All securities transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Premiums and discounts are accreted into interest income using the effective interest method. Detachable warrants, other equity securities or property interests such as overriding royalty interests obtained in conjunction with the acquisition of debt securities are recorded separately from the debt securities at their initial fair value, with a corresponding amount recorded as a discount to the associated debt security. Income from overriding royalty interests is recognized as received and the recorded assets are charged depletion using the unit of production depletion method. The portion of the loan origination fees paid that represent additional yield or discount on a loan are deferred and accreted into interest income over the life of the loan using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized premium or discount is recorded as a realized gain or loss. Market premiums or discounts on acquired loans or fixed income investments are accreted into interest income using the effective interest method. Dividend income is recognized on the ex-dividend date. Accruing interest or dividends on investments is deferred when it is determined that the interest or dividend is not collectible. Collectibility of the interest and dividends is assessed, based on many factors including the portfolio company’s ability to service its loan based on current and projected cash flows, as well as the current valuation of the company’s assets.

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

Payment-in-Kind Interest and Dividends

The Company may have investments in its portfolio that contain a payment-in-kind (“PIK”) provision. PIK interest or dividends, computed at the contractual rate specified in each investment agreement, are added to the principal balance of the investment and recorded as interest or dividend income. For investments with PIK interest or dividends, the Company bases income accruals on the principal balance including any PIK. If the portfolio company’s asset valuation is not sufficient to cover the contractual interest, management will not accrue interest or dividend income on the investment. To maintain our RIC status, this non-cash source of income must be paid out to stockholders in the form of dividends, even though we have not yet collected the cash. For the three and nine months ended September 30, 2007, we earned approximately $1,030,891 and $2,966,423 in PIK interest income, respectively, and $0 and $93,710 in PIK dividend income, respectively.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, considering unamortized fees and prepayment premiums, and without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period including the reversal of previously recorded unrealized appreciation or depreciation, when capital gains or losses are realized.

Fee Income Recognition

Fees primarily include financial advisory, transaction structuring, loan administration, commitment and prepayment fees. Financial advisory fees represent amounts received for providing advice and analysis to companies and are recognized as earned when such services are performed provided collection is probable. Transaction structuring fees represent amounts received for structuring, financing and executing transactions and are generally payable only if the transaction closes. Such fees are deferred and accreted into interest income over the life of the loan using the effective interest method. Commitment fees represent amounts received for committed funding and are generally payable whether or not the transaction closes. On transactions that close within the commitment period, commitment fees are deferred and accreted into interest income over the life of the loan using the effective interest method. Commitment fees on transactions that do not close are generally recognized over the period the commitment is outstanding. Prepayment and loan administration fees are recognized as they are received. In the third quarter of 2007, the Company accreted approximately $681,000 of fee income into interest income, compared to accreted income of approximately $311,000 during the third quarter of 2006. For the nine months ended September 30, 2007, the Company accreted approximately $2.2 million of fee income into interest income, compared to accreted income of approximately $585,000 during the same period of 2006. The increase is primarily due to overall higher fee income balances and accelerated recognition due to early transaction repayments.

Dividends

Dividends to stockholders are recorded on the ex-dividend date. For tax purposes, the Company intends to continue to qualify as a RIC under the Code for 2005 and later years. In order to maintain the Company’s status as a RIC, the Company is required to distribute at least 90% of its investment company taxable income. In addition, the Company must distribute at least 98% of its taxable income (both ordinary income and net capital gains) to avoid excise tax. The Company intends to make distributions to stockholders on a quarterly basis of substantially all net taxable income. The Company also intends to make distributions of net realized capital gains, if any, at least annually. However, the Company may in the future decide to retain capital gains for investment

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

and designate such retained dividends as a deemed distribution. The amount to be paid out as a dividend is determined by the Company’s Board of Directors each quarter and is based on the annual taxable earnings estimated by the Manager. Based on that estimate, a dividend is declared each quarter and paid shortly thereafter.

For the period ended December 31, 2004, the Company was treated as a “C” corporation and had no taxable income and therefore did not declare a dividend for that period. The following table summarizes the Company’s dividend history:

	Dividend History
Declaration Date	Amount	Record Date	Payment Date
March 18, 2005	$0.120	March 31, 2005	April 15, 2005
June 17, 2005	$0.125	June 30, 2005	July 15, 2005
September 19, 2005	$0.140	September 30, 2005	October 14, 2005
December 15, 2005	$0.275	December 27, 2005	January 4, 2006
March 10, 2006	$0.160	March 31, 2006	April 17, 2006
June 14, 2006	$0.180	June 30, 2006	July 14, 2006
September 14, 2006	$0.250	September 29, 2006	October 13, 2006
December 7, 2006	$0.330	December 19, 2006	December 29, 2006
March 19, 2007	$0.265	March 30, 2007	April 13, 2007
June 13, 2007	$0.310	June 29, 2007	July 13, 2007
September 12, 2007	$0.350	September 28, 2007	October 12, 2007

The Company has established an “opt out” dividend reinvestment plan, operated by its transfer agent, for its common stockholders. As a result, if the Company declares a cash dividend, a stockholder’s cash dividend will be automatically reinvested in additional shares of the Company’s common stock unless the stockholder, or his or her broker, specifically “opts out” of the dividend reinvestment plan and elects to receive cash dividends. It is customary practice for many brokers to “opt out” of dividend reinvestment plans on behalf of their clients unless specifically instructed otherwise. Stockholders whose shares are registered in his or her name are eligible for the dividend reinvestment plan through our stock transfer agent. Stockholders whose shares are held in a brokerage account or registered in street name can contact their broker regarding drip plan eligibility. As of September 30, 2007, holders of 1,438,143 shares, or approximately 8.2% of outstanding shares, were participants in the Company’s dividend reinvestment plan.

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

The Company’s plan provides for the plan agent to purchase shares in the open market for credit to the accounts of plan participants unless the average of the closing sales prices for the shares for the five days immediately preceding the payment date exceeds 110% of the most recently reported net asset value per share. Through the third quarter of 2006, all shares credited to participants’ accounts were purchased in the open market. The table below summarizes participation in the Company’s dividend reinvestment plan:

Dividend Reinvestment Plan Participation

					Common Stock Dividends
Dividend	Participating Shares	Percentage of Outstanding Shares	Total Distribution	Cash Dividends	Purchased in Open Market	Newly Issued Shares
						Amount	Shares
March 2005	—	0.0%	$2,088,012	$2,088,012	$—	$—	—
June 2005	1,215,870	7.0%	$2,175,013	$2,023,029	$151,984	$—	—
September 2005	1,488,904	8.6%	$2,436,014	$2,227,567	$208,447	$—	—
December 2005	1,660,140	9.5%	$4,785,028	$4,328,488	$456,540	$—	—
March 2006	1,618,940	9.3%	$2,784,016	$2,524,986	$259,030	$—	—
June 2006	1,410,227	8.1%	$3,132,018	$2,878,177	$253,841	$—	—
September 2006	1,270,634	7.3%	$4,350,025	$4,032,366	$317,659	$—	—
December 2006	1,111,045	6.4%	$5,742,033	$5,375,388	$—	$366,645	22,168
March 2007	1,355,671	7.8%	$4,616,901	$4,257,648	$—	$359,253	22,692
June 2007	1,363,066	7.8%	$5,407,938	$4,985,387	$—	$422,550	24,694
September 2007	1,438,143	8.2%	$6,114,379	$5,611,029	$—	$503,350	30,678	(1)

(1)	Shares were issued on October 12, 2007 for the September 2007 dividend. See above and Note 4 for futher detail.

Income Taxes

The Company adopted the Financial Accounting Standards Board’s Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109 (“FIN 48”), effective January 1, 2007. FIN 48 establishes a single model to address accounting for uncertain tax positions. FIN 48 clarifies the accounting for income taxes by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 also provides guidance on derecognition, measurement classification, interest and penalties, accounting in interim periods, disclosure and transition. The adoption of FIN 48 did not have a material effect on the Company’s consolidated financial position or results of operations. See Note 6 for additional information.

In conjunction with the adoption of FIN 48, the Company implemented its policy to record estimated interest and penalties related to the underpayment of income tax as a component of tax expense in the Consolidated Statement of Operations. However, there were no amounts for tax-related interest or penalties incurred for the quarter ended September 30, 2007.

NOTE 3: CREDIT FACILITY

On August 31, 2007, the Company entered into a First Amendment to Treasury Secured Revolving Credit Agreement, effective as of August 31, 2006, which amended certain provisions of the Company’s Treasury Secured Revolving Credit Agreement, dated as of August 31, 2006 and entered into a First Amendment to Amended and Restated Revolving Credit Agreement, effective as of August 31, 2006, which amended certain provisions of the Company’s Amended and Restated Revolving Credit Agreement, dated as of August 31, 2006. These amendments

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

clarified certain (i) covenants relating to the maximum permitted amount of the Company’s unfunded commitments to provide loans, advances or guarantees with respect to certain of its investments, (ii) covenants relating to the Company’s use of proceeds under the Amended and Restated Revolving Credit Agreement and (iii) defined terms. The Treasury Credit Agreement was also amended on October 18, 2007. See Note 9 for additional information.

On August 31, 2006, the Company simultaneously repaid its original credit facility and entered into an Amended and Restated Revolving Credit Agreement (the “Investment Credit Agreement”) among the Company, the syndicated lenders party thereto and SunTrust Bank, as administrative agent for the lenders. Also on August 31, 2006, the Company entered into a Treasury Secured Revolving Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Treasury Credit Agreement”) among the Company, the syndicated lenders party thereto and SunTrust Bank, as administrative agent for the lenders.

Under the Investment Credit Agreement, the lenders have agreed to extend revolving credit to the Company in an amount not to exceed $80 million, which includes a $10 million letter of credit subfacility; however, the Company has the ability to increase the credit available under the Investment Credit Agreement to an amount not to exceed $175 million by obtaining additional commitments from existing lenders or new lenders. The Investment Credit Agreement has a three-year term and bears interest, at the Company’s option, at either (i) LIBOR plus 125 to 225 basis points, based on the degree of leverage of the Company or (ii) the base rate plus 0 to 75 basis points, based on the degree of leverage of the Company. Proceeds from the Investment Credit Agreement will be used to supplement the Company’s equity capital to make portfolio investments. As of September 30, 2007, the Company has borrowed $51 million under the Investment Credit Agreement. The interest rates were 7.75% (Prime) on $30 million, 6.37875% (LIBOR rate of 5.12875% plus 125 basis points) on $11 million, and 7.0025% (LIBOR rate of 5.7525% plus 125 basis points) on $10 million.

The obligations under the Investment Credit Agreement are collateralized by substantially all of the Company’s assets, except certain assets that collateralize the Treasury Credit Agreement and are guaranteed by the Company’s existing and future subsidiaries, other than special purpose subsidiaries and certain other subsidiaries. The Investment Credit Agreement contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio of net asset value to consolidated total indebtedness (excluding net hedging liabilities) of the Company and its subsidiaries, of not less than 2.25:1.0, (b) maintaining a ratio of net asset value to consolidated total indebtedness (including net hedging liabilities) of the Company and its subsidiaries, of not less than 2.0:1.0, (c) maintaining a ratio of net income (excluding revenue from collateral under the Treasury Credit Agreement) plus interest, taxes, depreciation and amortization expenses (“EBITDA”) to interest expense (excluding interest on loans under the Treasury Credit Agreement) of the Company and its subsidiaries of not less than 3.0:1.0, (d) limitations on additional indebtedness, (e) limitations on liens, (f) limitations on mergers and other fundamental changes, (g) limitations on dividends, (h) limitations on disposition of assets other than in the normal course of business, (i) limitations on transactions with affiliates, (j) limitations on agreements that prohibit liens on properties of the Company and its subsidiary guarantors, (k) limitations on sale and leaseback transactions, (l) limitations on speculative hedging transactions and (m) limitations on the aggregate amount of unfunded commitments. From time to time, certain of the lenders may provide customary commercial and investment banking services to the Company.

Under the Treasury Credit Agreement, the lenders have agreed to extend revolving credit loans to the Company in an amount not to exceed $100 million. See Note 9 for additional information. Proceeds from the Treasury Credit Agreement have been used to facilitate the growth of the Company’s investment portfolio and provide flexibility in the sizing of its portfolio investments. The Treasury Credit Agreement has a three-year term and bears interest, at the Company’s option, at either (i) LIBOR plus 25 basis points or (ii) the base rate. As of September 30, 2007, the interest rate was 6.0025% (LIBOR rate of 5.7525% plus 25 basis points) on the Company’s $100 million outstanding balance under the Treasury Credit Agreement. Prepayments of loans under the Treasury Credit Agreement made during the first year are subject to a premium equal to 1% of the amount so prepaid.

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

The obligations under the Treasury Credit Agreement are collateralized by certain securities account assets and are guaranteed by the Company’s existing and future subsidiaries, other than special purpose subsidiaries and certain other subsidiaries. The Treasury Credit Agreement contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio of net asset value to consolidated total indebtedness (excluding net hedging liabilities) of the Company and its subsidiaries, of not less than 2.25:1.0, (b) maintaining a ratio of net asset value to consolidated total indebtedness (including net hedging liabilities) of the Company and its subsidiaries, of not less than 2.0:1.0, (c) maintaining a ratio of EBITDA (excluding revenue from cash collateral) to interest expense (excluding interest on loans under the Treasury Credit Agreement) of the Company and its subsidiaries of not less than 3.0:1.0, (d) maintaining a ratio of collateral to the aggregate principal amount of loans under the Treasury Credit Agreement of not less than 1.01:1.0, (e) limitations on additional indebtedness, (f) limitations on liens, (g) limitations on mergers and other fundamental changes, (h) limitations on dividends, (i) limitations on disposition of assets other than in the normal course of business, (j) limitations on transactions with affiliates, (k) limitations on agreements that prohibit liens on properties of the Company and its subsidiary guarantors, (l) limitations on sale and leaseback transactions, (m) limitations on speculative hedging transactions and (n) limitations on the aggregate amount of unfunded commitments. From time to time, certain of the lenders may provide customary commercial and investment banking services to the Company.

NOTE 4: ISSUANCE OF COMMON STOCK

On August 6, 2004, the Company, in its initial capitalization transaction, sold 100 shares of common stock to Natural Gas Partners, LLC for $15.00 per share. On November 9, 2004, the Company’s Registration Statement (Registration No. 333-118279) was declared effective by the SEC in connection with the public offering of 16,000,000 shares of common stock (plus up to 2,400,000 additional shares of common stock upon the exercise of the underwriters’ over-allotment option), which commenced on November 10, 2004. The number of securities registered, including the shares of common stock subject to the underwriters’ over-allotment option, was 18,400,000, of which 17,400,000 were sold to the public at a price of $15.00 per share.

The net proceeds from the initial public offering of the shares of common stock, after deducting expenses of approximately $2,308,000 and underwriting discounts and commissions of $0.825 per share, were approximately $244,337,000.

The Company’s dividend reinvestment plan provides for the plan agent to purchase shares in the open market for credit to the accounts of plan participants unless the average of the closing sales prices for the shares for the five days immediately preceding the payment date exceeds 110% of the most recently reported net asset value per share. Through the third quarter of 2006, all shares credited to participants’ accounts were purchased in the open market. See Note 2, Dividends, for a table summary of Dividend Reinvestment Plan Participation.

NOTE 5: INVESTMENT MANAGEMENT

The Company has entered into an investment advisory agreement with the Manager under which the Manager, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. The investment advisory agreement was originally approved by the Company’s Board of Directors on November 9, 2004, and on October 25, 2006, the Company’s Board of Directors, including all of the independent directors, approved an extension of the investment advisory agreement through November 9, 2007. The investment advisory agreement provides that unless terminated earlier as described below, the agreement shall remain in effect from year-to-year provided such continuance is approved at least annually by the Board of Directors or by the affirmative vote of the holders of a majority of the Company’s outstanding voting securities, including, in either case, approval by a majority of the Company’s directors who are not interested persons. See Note 9 for additional information .

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

For providing these services, the Manager receives a fee from the Company, consisting of two components, a base management fee and an incentive fee.

Under the investment advisory agreement, the base management fee is calculated quarterly as 0.45% of the average of total assets of the Company as of the end of the two previous quarters. The base management fee is payable quarterly in arrears. Of the $2,061,266 management and incentive fees payable as of September 30, 2007, $1,626,857 was payable to the Manager for the base management fee for the third quarter of 2007. See Note 9 for additional information.

The incentive fee under the investment advisory agreement consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20% of the excess, if any, of the Company’s net investment income for the quarter that exceeds a quarterly hurdle rate equal to 2% (8% annualized) of the Company’s net assets.

For this purpose, net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, syndication, structuring, diligence, managerial assistance, monitoring and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, any interest expense and dividends paid on issued and outstanding preferred stock, if any, but excluding the incentive fee). Net investment income includes, in the case of investments with a deferred interest feature (such as premium and discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The incentive fees due in any fiscal quarter are calculated as follows:

•	no incentive fee in any fiscal quarter in which the Company’s net investment income does not exceed the hurdle rate.

•	20% of the amount of the Company’s net investment income, if any, that exceeds the hurdle rate in any fiscal quarter.

There were no investment income incentive fees earned for the third quarter of 2006 and 2007. Investment income incentive fees were $88,060 and $0 for the nine months ended September 30, 2007 and 2006, respectively.

The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), and equals (1) 20% of (a) the Company’s net realized capital gain (realized capital gains less realized capital losses, but not less than zero) on a cumulative basis from the closing date of the Company’s initial public offering to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (2) the aggregate amount of all Capital Gains Fees paid to the Manager in prior fiscal years. Capital Gains Fees are estimated as of the end of the each fiscal quarter based on the gains realized during such quarter and the unrealized losses as of the end of such quarter. To the extent that Capital Gains Fees are earned by the Manager, an accrual is made in the amount of the estimated Capital Gains Fee. Because unrealized losses may fluctuate from quarter to quarter, the accrual, if any, may fluctuate as well. There were no Capital Gains Fees earned or accrued for the three and nine month periods ended September 30, 2006. The balance of the estimated Capital Gains Fee accrual account as of September 30, 2007 was $434,409.

Realized capital gains on a security are calculated as the excess of the net amount realized from the sale or other disposition of such security over the amortized cost for the security. Realized capital losses on a security

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

are calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the amortized cost of such security. Unrealized capital depreciation on a security is calculated as the amount by which the original cost of such security exceeds the fair value of such security at the end of a fiscal year. All period-end valuations are determined by the Company in accordance with GAAP and the 1940 Act.

The Manager has agreed that, beginning on November 9, 2006, and to the extent permissible under federal securities laws and regulations, including Regulation M, it will utilize 30% of the fees it receives from the capital gains portion of the incentive fee (up to a maximum of $5 million of fees received in the aggregate) to purchase shares of the Company’s common stock in open market purchases through an independent trustee or agent. Any sales of such stock will comply with any applicable six-month holding period under Section 16(b) of the Securities Act of 1933, as amended, and all other restrictions contained in any law or regulation, to the fullest extent applicable to any such sale. Any change in this voluntary agreement will not be implemented without at least 90 days’ prior notice to stockholders and compliance with all applicable laws and regulations. No shares have been repurchased under this agreement.

The investment advisory agreement may be terminated at any time, without the payment of any penalty, by a vote of the Company’s Board of Directors or the holders of a majority of the Company’s shares on 60 days’ written notice to the Manager, and would automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Manager, its partners and the Managers’ and its partners’ respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon any of the Manager’s duties or obligations under the investment advisory agreement or otherwise as the Company’s investment adviser.

Pursuant to the investment advisory agreement, the compensation and routine overhead expenses of the investment professionals of the Company’s management team and their respective staffs, when and to the extent engaged in providing management and investment advisory services to the Company, will be paid for by the Manager. The Company will bear all other costs and expenses of the Company’s operations and transactions.

The Manager, NGP Investment Advisor, LP, was formed in 2004 and maintains an office at 1221 McKinney Street, Suite 2975, Houston, Texas 77010. The Manager’s sole activity is to perform management and investment advisory services for the Company. The Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

The foregoing description of the investment advisory agreement is qualified in its entirety by reference to the full text of the document, a copy of which was filed as Exhibit 10.1 to the Company’s Form 10-K for the year ended December 31, 2004, and is incorporated herein by reference.

The Company has entered into an administration agreement with the Administrator, under which the Administrator furnishes the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and performs, or oversees the performance of, administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC.

In addition, the Administrator assists in determining and publishing the Company’s net asset value, oversees the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders and generally oversees the payment of the Company’s expenses and the performance of

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

administrative and professional services rendered to the Company by others. Payments under the administration agreement are equal to amounts based upon the allocable portion of the Administrator’s costs and expenses in performing its obligations under the administration agreement. The Administrator bills the Company for charges under the administration agreement monthly in arrears.

Of the $709,406 in accounts payable as of September 30, 2007, $208,611 is due to the Administrator for expenses incurred on the Company’s behalf for the month of September 2007. As of September 30, 2006, $156,041 of the $916,528 in accounts payable was due to the Administrator for expenses incurred on the Company’s behalf for the month of September 2006.

The administration agreement was originally approved by the Company’s Board of Directors on November 9, 2004. The administration agreement provides that unless terminated earlier as described below, the agreement will continue in effect from year-to-year provided such continuance is approved at least annually by (i) the Company’s Board of Directors and (ii) a majority of the Company’s directors who are not parties to the administration agreement or “interested persons” of any such party. On October 25, 2006, the Board of Directors, including all of the independent directors, approved an extension of the administration agreement through November 9, 2007. See Note 9 for additional information.

The foregoing description of the administration agreement is qualified in its entirety by reference to the full text of the document, a copy of which was filed as Exhibit 10.2 to the Company’s Form 10-K for the year ended December 31, 2004, and is incorporated herein by reference.

NOTE 6: FEDERAL INCOME TAXES

The Company adopted FIN 48, effective January 1, 2007. The adoption of FIN 48 did not have a material effect on the Company’s consolidated financial position or results of operations. As a result, there was no cumulative effect related to adopting FIN 48. For federal income tax purposes, as of September 30, 2007, the tax years ended December 31, 2004, 2005 and 2006 remain subject to examination.

The Company intends to qualify for tax purposes as a RIC under the Code for 2005 and later years. As a RIC, the Company generally will not be subject to federal income tax on the portion of its investment company taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required, among other things, to distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, and to meet certain asset diversification requirements. At December 31, 2004, the Company’s temporary investments included commercial paper of certain issuers that exceeded 5% of the value of its total assets. These investments were classified as cash equivalents for financial statement purposes. The Company was advised, however, that for purposes of the federal income tax rules governing RIC status, these commercial paper investments could not be classified as cash items, in which case the Company did not meet the RIC asset diversification requirements at December 31, 2004 and was instead treated as a “C” corporation for tax purposes for 2004.

For the years ended December 31, 2005 and 2006, the Company met all RIC requirements. The Company distributed substantially all of its investment company taxable income for 2005 and for 2006. Thus, the Company did not incur any federal income tax liability for either period.

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

Differences between the effective income tax rate and the statutory federal tax rate for the periods ended September 30, 2007 and September 30, 2006 were as follows:

	For the Nine Months ended September 30, 2007	For the Nine Months ended September 30, 2006
	(unaudited)	(unaudited)
Statutory federal rate on loss from continuing operations	34%	34%
Effect of net deferred tax assets	(34%)	(34%)

Effective tax rate on earnings from continuing operations	0%	0%

The tax effects of temporary differences that give rise to the deferred tax assets and liabilities are as follows:

	For the period ended September 30, 2007	Year ended December 31, 2006
	(unaudited)	(audited)
Deferred tax assets
Net operating loss carryforwards	$156,674	$156,674
Net organization costs	87,866	123,811

Total gross deferred tax assets	244,540	280,485
Less valuation allowance	(244,540)	(280,485)

Net deferred tax assets	—	—

Deferred tax liabilities
Unrealized gains, net	—	—
Prepaid expenses	—	—

Total gross deferred tax liabilities	—	—

Net deferred tax assets	$—	$—

When a “C” corporation qualifies to be taxed as a RIC, it is subject to corporate-level tax on appreciation inherent in its assets on the date it becomes a RIC (i.e., built-in gain) that it recognizes within the first 10 years of its RIC status. A RIC generally may use loss carryforwards arising in taxable years while it was a “C” corporation to reduce its net recognized built-in gain, although a RIC is not otherwise allowed to utilize such loss carryforwards. Because the Company intends to qualify as a RIC under Subchapter M of the Code for 2005 and later years, it is uncertain whether the Company will fully utilize the tax benefit of its loss carryforward of approximately $142,000 at December 31, 2004. The valuation allowance for deferred tax assets for the period August 6, 2004 (commencement of operations) through December 31, 2004 was primarily included to reflect this uncertainty. The loss carryforward will expire in the year 2024.

The Company’s consolidated subsidiaries, NGPC Asset Holdings, LP, NGPC Asset Holdings II, LP, NGPC Asset Holdings III, LP, and NGPC Asset Holdings IV, LP, collectively (“NGPCAH”), are subject to federal income taxes. For the period ended September 30, 2007, NGPCAH operated at a profit. However, as management believes that NGPCAH will not generate taxable income for the tax year ending December 31, 2007, no provision for income taxes has been recorded for the period ended September 30, 2007. For the period ended December 31, 2006, NGPCAH operated at a small profit. However, management believes that the realization of the net deferred tax liability is not likely based on expectations as to future taxable income and, accordingly, NGPCAH recorded no provision for income taxes for the period ended December 31, 2006.

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

NOTE 7: COMMITMENTS AND CONTINGENCIES

As of September 30, 2007, the Company had investments in or commitments to fund loan facilities to 16 portfolio companies totaling $331 million, on which $262 million was drawn. In addition, the Company has continuing obligations under the investment advisory agreement with the Manager and the administration agreement with the Administrator. The agreements provide that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Manager, the Administrator and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with them will be entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Manager’s or Administrator’s services under the agreements or otherwise as the Company’s investment adviser or administrator. The agreements also provide that the Manager, the Administrator and their affiliates will not be liable to the Company or any stockholder for any error of judgment, mistake of law, any loss or damage with respect to any of the Company’s investments or any action taken or omitted to be taken by the Manager or the Administrator in connection with the performance of any of their duties or obligations under the agreements or otherwise as investment adviser or administrator to the Company, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. In the normal course of business, the Company enters into a variety of undertakings containing a variety of representations that may expose the Company to some risk of loss. The amount of future loss, if any, arising from such undertakings, while not quantifiable, is not expected to be significant.

NOTE 8: RECLASSIFICATIONS

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on total net assets or net asset value per share. For the years ended December 31, 2006 and December 31, 2005, $15,710 and $586,225 respectively, were reclassified to Undistributed net investment income (loss) from Paid-in capital in excess of par. These reclassifications were primarily due to non-deductible meal expenses, organization costs, and income and expenses from a wholly owned subsidiary.

NOTE 9: SUBSEQUENT EVENTS

On October 18, 2007, the Company entered into a Second Amendment to Treasury Secured Revolving Credit Agreement (the “Second Amendment”), among the Company, the lenders party thereto and SunTrust Bank, as administrative agent for the lenders. Pursuant to the Second Amendment, the Company has the ability to increase the credit available under the Treasury Credit Agreement to an amount not to exceed $175 million by obtaining additional commitments from existing lenders or new lenders. The Second Amendment was made effective as of September 28, 2007. The Company has borrowed $126.25 million as of November 9, 2007 under the Treasury Secured Revolving Credit Agreement. The Manager has agreed to waive permanently, subsequent to September 30, 2007, that portion of the management fee attributable to U.S. Treasury securities acquired with borrowings under our credit facilities to the extent the amount of such securities exceeds $100 million.

Also on October 18, 2007, commitments on the Company’s Amended and Restated Revolving Credit Agreement increased from $80 million to $100 million. The Company has borrowed $34.75 million as of November 9, 2007 under the Amended and Restated Revolving Credit Agreement.

On October 26, 2007, Excel Mining Systems LLC (“Excel”) redeemed in its entirety the Company’s $5 million investment in the Second Lien Term Loan. The redemption included a prepayment premium and acceleration of OID totaling $149,000, which will be recognized in the fourth quarter of 2007.

NGP Capital Resources Company

Notes to Consolidated Financial Statements—(Continued)

On November 1, 2007, the Company’s Board of Directors, including all of the independent directors, approved an extension of the investment advisory agreement and the administration agreement through November 9, 2008.

NOTE 10: NEW ACCOUNTING INTERPRETATIONS AND STANDARDS

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, although earlier application is encouraged. The Company is currently reviewing the requirements of SFAS 157 to determine the effect, if any, on its financial position or results of operations.

In February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, The Fair Value Options for Financial Assets and Financial Liabilities (“SFAS 159”), which gives entities the option to measure eligible financial assets and financial liabilities at fair value on an instrument by instrument basis that are otherwise not permitted to be accounted for at fair value under other accounting standards. The election to use the fair value option is available when an entity first recognizes a financial asset or financial liability. Subsequent changes in fair value must be recorded in earnings. SFAS 159 is effective as of the beginning of a company’s first fiscal year after November 15, 2007. The Company is currently reviewing the requirements of SFAS 159 to determine the effect, if any, on its consolidated financial position or results of operations.

NGP CAPITAL RESOURCES COMPANY

PART C

OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements.

The following statements of NGP Capital Resources Company (the “Company” or the “Registrant”) are included in Part A of this Registration Statement:

(2) Exhibits.

Exhibit No.	Description
(a)(1)	Articles of Incorporation (filed as Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-2 filed on August 16, 2004 (Registration No. 333-118279) and incorporated herein by reference)

(a)(2)	Articles of Amendment and Restatement (filed as Exhibit 3.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference)

(b)	Bylaws (filed as Exhibit (b) to the Registrant’s Registration Statement on Form N-2 filed on August 16, 2004 (Registration No. 333-118279) and incorporated herein by reference)

(c)	Not Applicable

(d)	Form of Stock Certificate (filed as Exhibit (d) to the Registrant’s Pre-Effective Amendment No. 2 to Registration Statement on Form N-2 filed on October 7, 2004 (Registration No. 333-118279) and incorporated herein by reference)

(e)	Dividend Reinvestment Plan (filed as Exhibit (e) to the Registrant’s Registration Statement on Form N-2 filed on August 16, 2004 (Registration No. 333-118279) and incorporated herein by reference)

(f)	Not Applicable

(g)	Investment Advisory Agreement between Registrant and NGP Investment Advisor, LP (filed as Exhibit (g) to the Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 filed on September 24, 2004 (Registration No. 333-118279) and incorporated herein by reference)

(h)**	Form of Underwriting Agreement

(i)	Not Applicable

(j)(1)	Custody Agreement between Registrant and Wells Fargo Bank, N.A. (filed as Exhibit (j)(1) to the Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 filed September 24, 2004 (Registration No. 333-118279) and incorporated herein by reference)

(j)(2)	Amendment No. 1 to Custody Agreement between Registrant and Well Fargo Bank, N.A. (filed as Exhibit (j)(2) to the Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 filed September 24, 2004 (Registration No. 333-118279) and incorporated herein by reference)

(k)(1)	Administration Agreement between Registrant and NGP Administration, LLC (filed as Exhibit 10.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference)

(k)(2)	License Agreement between Registrant and NGP Energy Capital Management, LLC (filed as Exhibit (k)(2) to the Registrant’s Registration Statement on Form N-2 filed on August 16, 2004 (Registration No. 333-118279) and incorporated herein by reference)

(k)(3)	Form of Indemnity Agreement (filed as Exhibit 10.5 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference)

(k)(4)	Amended and Restated Revolving Credit Agreement, dated as of August 31, 2006, among NGP Capital Resources Company, the lenders from time to time party thereto and SunTrust Bank, as administrative agent for the lenders (filed as Exhibit 10.6 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, and incorporated herein by reference)

(k)(5)	Treasury Secured Revolving Credit Agreement, dated as of August 31, 2006, among NGP Capital Resources Company, the lenders from time to time party thereto and SunTrust Bank, as administrative agent for the lenders (filed as Exhibit 10.7 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, and incorporated herein by reference)

Exhibit No.	Description
(k)(6)	First Amendment to Amended and Restated Revolving Credit Agreement effective as of August 31, 2006, by and between NGP Capital Resources Company, the lenders from time to time party thereto and SunTrust Bank (filed as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q on November 9, 2007, and incorporated herein by reference)

(k)(7)	First Amendment to Treasury Secured Revolving Credit Agreement effective as of August 31, 2006, by and between NGP Capital Resources Company, the lenders from time to time party thereto and SunTrust Bank (filed as Exhibit 10.9 to the Company’s Quarterly Report on Form 10-Q on November 9, 2007, and incorporated herein by reference)

(k)(8)	Second Amendment to Treasury Secured Revolving Credit Agreement effective as of September 28, 2007, by and between NGP Capital Resources Company, the lenders from time to time party thereto and SunTrust Bank (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on October 24, 2007, and incorporated herein by reference)

(l)*	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant

(m)	Not Applicable

(n)(1)*	Consent of KPMG LLP

(n)(2)*	Consent of PricewaterhouseCoopers LLP

(n)(3)*	Consent of Venable LLP, special Maryland counsel for Registrant (included in Exhibit (l))

(n)(4)*	Opinion Letter of PricewaterhouseCoopers LLP

(o)	Not Applicable

(p)	Not Applicable

(q)	Not Applicable

(r)*	Amended and Restated Joint Code of Ethics

*	Filed herewith.
**	To be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee		$7,675
Nasdaq Global Select Market Listing Fee		65,000	*
FINRA filing fee		25,500	*
Accounting fees and expenses			**
Legal fees and expenses			**
Printing and engraving			**
Advisory fee			**
Miscellaneous fees and expenses			**

Total	$		**

*	These amounts are estimates.
**	To be provided by amendment.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Direct Subsidiaries

The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized and the percentage of voting securities or membership interests owned by us in such subsidiary:

NGPC Funding GP, LLC (Texas)	100%
NGPC Nevada, LLC (Nevada)	100%

Indirect Subsidiaries

The following list sets forth each of NGPC Nevada, LLC’s subsidiaries, the state or country under whose laws the subsidiary is organized and the percentage of voting securities or membership interests owned by NGPC Nevada, LLC in such subsidiary:

NGPC Funding, LP (Texas)	99.9%

The following list sets forth each of NGPC Funding, LP’s subsidiaries, the state or country under whose laws the subsidiary is organized and the percentage of voting securities or membership interests owned by NGPC Funding, LP in such subsidiary:

NGPC Asset Holdings GP, LLC (Texas)	100%
NGPC Asset Holdings, LP (Texas)	99.9%
NGPC Asset Holdings II, LP (Texas)	99.9%
NGPC Asset Holdings III, LP (Texas)	99.9%
NGPC Asset Holdings IV, LP (Texas)	99.9%

Each of our direct and indirect subsidiaries is consolidated for financial reporting purposes.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of the Registrant’s common stock as of November 26, 2007.

Title of Class	Number of Record Holders
Common Stock, $.001 par value per share	33

ITEM 30.	INDEMNIFICATION

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s restated charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s restated charter authorizes it, and the Registrant’s bylaws require it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, NGP Investment Advisors, LP (“our manager”) and its officers, managers, agents, employees, controlling persons, partners and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our manager’s services under the investment advisory agreement or otherwise as an investment adviser of the Registrant.

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, NGP Administration, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of NGP Administration, LLC’s services under the administration agreement or otherwise as the general partner of our manager.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF OUR MANAGER

A description of any other business, profession, vocation or employment of a substantial nature in which our manager, and each managing director, director or executive officer of our manager, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this registration statement in the section entitled “Management.” Additional information regarding our manager and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63264), and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1) the Registrant, NGP Capital Resources Company, 1221 McKinney Street, Suite 2975, Houston, Texas 77010;

(2) the transfer agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038;

(3) the custodian, Wells Fargo Bank, National Association, 1021 Main Street, Suite 2403, Houston, Texas 77002; and

(4) our manager, NGP Investment Advisor, LP, 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

The Registrant undertakes:

1. to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus;

2. to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

3. that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective;

4. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

5. that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas, on the 14th day of December, 2007.

NGP CAPITAL RESOURCES COMPANY

By:	/s/ JOHN H. HOMIER
John H. Homier
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 14, 2007. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title

/S/ JOHN H. HOMIER John H. Homier	President and Chief Executive Officer (Principal Executive Officer)

/S/ STEPHEN K. GARDNER Stephen K. Gardner	Secretary, Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)

* Kenneth A. Hersh	Director and Chairman of the Board

* David R. Albin	Director

* Edward W. Blessing	Director

* C. Kent Conine	Director

* James R. Latimer, III	Director

*	Signed by John H. Homier on behalf of those identified pursuant to his designation as attorney-in-fact signed by each on October 15, 2007.

EXHIBIT INDEX

Exhibit No.	Description
(a)(1)	Articles of Incorporation (filed as Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-2 filed on August 16, 2004 (Registration No. 333-118279) and incorporated herein by reference)

(a)(2)	Articles of Amendment and Restatement (filed as Exhibit 3.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference)

(b)	Bylaws (filed as Exhibit (b) to the Registrant’s Registration Statement on Form N-2 filed on August 16, 2004 (Registration No. 333-118279) and incorporated herein by reference)

(c)	Not Applicable

(d)	Form of Stock Certificate (filed as Exhibit (d) to the Registrant’s Pre-Effective Amendment No. 2 to Registration Statement on Form N-2 filed on October 7, 2004 (Registration No. 333-118279) and incorporated herein by reference)

(e)	Dividend Reinvestment Plan (filed as Exhibit (e) to the Registrant’s Registration Statement on Form N-2 filed on August 16, 2004 (Registration No. 333-118279) and incorporated herein by reference)

(f)	Not Applicable

(g)	Investment Advisory Agreement between Registrant and NGP Investment Advisor, LP (filed as Exhibit (g) to the Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 filed on September 24, 2004 (Registration No. 333-118279) and incorporated herein by reference)

(h)**	Form of Underwriting Agreement

(i)	Not Applicable

(j)(1)	Custody Agreement between Registrant and Wells Fargo Bank, N.A. (filed as Exhibit (j)(1) to the Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 filed September 24, 2004 (Registration No. 333-118279) and incorporated herein by reference)

(j)(2)	Amendment No. 1 to Custody Agreement between Registrant and Well Fargo Bank, N.A. (filed as Exhibit (j)(2) to the Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 filed September 24, 2004 (Registration No. 333-118279) and incorporated herein by reference)

(k)(1)	Administration Agreement between Registrant and NGP Administration, LLC (filed as Exhibit 10.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference)

(k)(2)	License Agreement between Registrant and NGP Energy Capital Management, LLC (filed as Exhibit (k)(2) to the Registrant’s Registration Statement on Form N-2 filed on August 16, 2004 (Registration No. 333-118279) and incorporated herein by reference)

(k)(3)	Form of Indemnity Agreement (filed as Exhibit 10.5 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference)

(k)(4)	Amended and Restated Revolving Credit Agreement, dated as of August 31, 2006, among NGP Capital Resources Company, the lenders from time to time party thereto and SunTrust Bank, as administrative agent for the lenders (filed as Exhibit 10.6 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, and incorporated herein by reference)

(k)(5)	Treasury Secured Revolving Credit Agreement, dated as of August 31, 2006, among NGP Capital Resources Company, the lenders from time to time party thereto and SunTrust Bank, as administrative agent for the lenders (filed as Exhibit 10.7 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, and incorporated herein by reference)

Exhibit No.	Description
(k)(6)	First Amendment to Amended and Restated Revolving Credit Agreement effective as of August 31, 2006, by and between NGP Capital Resources Company, the lenders from time to time party thereto and SunTrust Bank (filed as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q on November 9, 2007, and incorporated herein by reference)

(k)(7)	First Amendment to Treasury Secured Revolving Credit Agreement effective as of August 31, 2006, by and between NGP Capital Resources Company, the lenders from time to time party thereto and SunTrust Bank (filed as Exhibit 10.9 to the Company’s Quarterly Report on Form 10-Q on November 9, 2007, and incorporated herein by reference)

(k)(8)	Second Amendment to Treasury Secured Revolving Credit Agreement effective as of September 28, 2007, by and between NGP Capital Resources Company, the lenders from time to time party thereto and SunTrust Bank (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on October 24, 2007, and incorporated herein by reference)

(l)*	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant

(m)	Not Applicable

(n)(1)*	Consent of KPMG LLP

(n)(2)*	Consent of PricewaterhouseCoopers LLP

(n)(3)*	Consent of Venable LLP, special Maryland counsel for Registrant (included in Exhibit (l))

(n)(4)*	Opinion Letter of PricewaterhouseCoopers LLP

(o)	Not Applicable

(p)	Not Applicable

(q)	Not Applicable

(r)*	Amended and Restated Joint Code of Ethics

*	Filed herewith.
**	To be filed by amendment.